    As filed with the Securities and Exchange Commission on February 28, 2000


                                                               File Nos. 2-90518
                                                                        811-4006

                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON D.C. 20549


                                 FORM N-1A


                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 38

                                       AND

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940
                                AMENDMENT NO. 39


                                CITIFUNDS TRUST I
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


             21 MILK STREET, 5TH FLOOR, BOSTON, MASSACHUSETTS 02109
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 617-423-1679


   PHILIP W. COOLIDGE, 21 MILK STREET, 5TH FLOOR, BOSTON, MASSACHUSETTS 02109
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                    COPY TO:
             ROGER P. JOSEPH, BINGHAM DANA LLP, 150 FEDERAL STREET,
                           BOSTON, MASSACHUSETTS 02110


      It is proposed that this filing will become effective on March 1, 2000 pursuant to paragraph (b) of Rule 485.

                                                                      PROSPECTUS

                                                                MARCH 1, 2000

CitiFunds(SM)
Balanced Portfolio

CITIBANK, N.A., INVESTMENT MANAGER


CLASS A AND CLASS B SHARES

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of Contents

FUND AT A GLANCE .......................................................     3


YOUR CITIFUNDS ACCOUNT .................................................    13
   CHOOSING A SHARE CLASS ..............................................    13
   HOW TO BUY SHARES ...................................................    19
   HOW THE PRICE OF YOUR SHARES IS CALCULATED                               19
   HOW TO SELL SHARES ..................................................    20
   REINSTATING RECENTLY SOLD SHARES ....................................    22
   EXCHANGES ...........................................................    22
   ACCOUNT INQUIRIES ...................................................    24
   DIVIDENDS ...........................................................    24
   TAX MATTERS .........................................................    24

MANAGEMENT OF THE FUND .................................................    26
   MANAGERS ............................................................    26
   MANAGEMENT FEES .....................................................    27

MORE ABOUT THE FUND ....................................................    28
   PRINCIPAL INVESTMENT STRATEGIES .....................................    28
   RISKS ...............................................................    34


FINANCIAL HIGHLIGHTS ...................................................   A-1

APPENDIX ...............................................................   B-1

Fund at a Glance


          This summary briefly describes CitiFunds Balanced Portfolio and the principal risks of investing in it. For more information, see MORE ABOUT THE FUND on page 28.


CitiFunds
Balanced Portfolio

          FUND GOAL

          The Fund's goals are to provide high current income by investing in a broad range of securities, to preserve capital, and to provide growth potential with reduced risk. Of course, there is no assurance that the Fund will achieve its goals.

          MAIN INVESTMENT STRATEGIES


          CitiFunds Balanced Portfolio invests in a broadly diversified portfolio of stocks and fixed income securities. In selecting stocks, the Fund's managers use a value-oriented approach, and emphasize the securities of established, large cap U.S. issuers, that they believe have above-average prospects for growth or current income, or both. The Fund's fixed income securities include U. S. Treasury and government agency obligations, investment grade corporate bonds and asset-backed and mortgage-backed securities, as well as preferred stock. Normally, about 60% of the Fund's assets is invested in equity securities and at least 25% of its assets is invested in fixed income securities, although the Fund's blend of stocks and bonds is expected to shift from time to time to take advantage of a strong market or based on the managers' outlook for risk and return.

          The Fund's fixed income portfolio may include collateralized mortgage obligations or CMOs, and the interest portion or principal portion of debt obligations, commonly called IOs and POs. The Fund may use other derivatives, such as futures, options and swap agreements in order to protect (or "hedge") against changes in the prices of securities held or to be bought, or changes in interest rates, or to manage the maturity or duration of fixed income securities. The Fund may also invest in stock index futures for non-hedging purposes, to enhance yields.


          The Fund may also invest in foreign equity and debt securities, including securities of companies in developing countries.

          Please note that the Fund invests in securities through two underlying mutual funds.

          MAIN RISKS


          As with all mutual funds, you may lose money if you invest in this Fund. The principal risks of investing in the Fund are described below. See page 34 for more information about risks.

          The value of the Fund's shares will change daily as the value of its underlying securities changes. This means that your shares of the Fund may be worth more or less when you sell them than when you bought them.

            o MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Some securities held by the Fund may be quite volatile, meaning that their prices can change significantly in a short time.

            o INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the Fund's share price to go down.


            o CREDIT RISK. Some issuers may not make payments on debt securities held by the Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. If the credit quality of a security deteriorates below investment grade, the Fund may continue to hold this security, commonly known as a junk bond. The prices of lower rated securities, especially junk bonds, often are more volatile than those of higher rated securities.


            o VALUE INVESTING. Value investing involves selecting stocks that are inexpensive compared to other companies with similar earnings or assets. However, value stocks may continue to be inexpensive for long periods of time, and may never realize their potential. A security may not achieve its expected value because the circumstances causing it to be underpriced stay the same or worsen. Or, value stocks as a class may be out of favor with investors. In that case, the Fund may underperform other stock funds that do not use a value approach.

            o PORTFOLIO SELECTION. The success of the Fund's investment strategy depends in large part on the portfolio managers. In selecting equity securities, the portfolio managers may not be correct in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. In selecting fixed income securities, the portfolio managers may be unable to predict accurately the direction of interest rates or the maturity of certain debt obligations, or to assess accurately credit quality and other factors. Or, the portfolio managers may not do a good job of allocating the Fund's assets between equity and fixed income securities. In that case, you may lose money, or your investment may not do as well as an investment in another balanced mutual fund.

            o PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by the Fund may be able to call a bond or prepay principal due on the securities, particularly during periods of declining interest rates. In that case the Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile.


              Mortgage-backed securities, including CMOs, are particularly susceptible to prepayment risk and their prices may be very volatile. The prices of IOs, which are the interest only component of stripped mortgage-backed securities, go down when interest rates decline and principal payments accelerate, causing a reduction in the interest payment stream. The prices of POs go down when interest rates are rising and prepayments are slower, causing the maturity of the POs to lengthen.

            o DERIVATIVES. The Fund's use of derivatives such as futures contracts, stock index futures contracts, options, swap agreements, forward currency exchange contracts, IOs and POs, particularly when used for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets, causing the Fund's share price to go down. In addition, the Fund's ability to use derivatives successfully depends on a number of factors including the ability of the Managers to accurately predict movements in stock prices, interest rates and other economic factors and the availability of liquid markets. If these predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. If the Fund invests in over-the-counter derivatives, there is also the risk that a counterparty may fail to honor its contract.

            o LIQUIDITY RISK. Securities that are thinly traded can be difficult to sell at reasonable prices or within a short time-frame. The Fund could have difficulty in selling thinly traded securities if it needed to sell securities to meet redemptions. Also, if there is not an established market price for thinly traded securities, an accurate valuation of these securities may be difficult.

            o FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing the Fund's share price to be volatile. Also, in certain circumstances, the Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.

              The Fund may invest in issuers located in emerging, or developing, markets. All of the risks of investing in foreign securities are heightened by investing in these markets.

          Please remember that an investment in the Fund is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


          WHO MAY WANT TO INVEST

          You should consider investing in CitiFunds Balanced Portfolio if:


            o You are seeking current income, but also are looking for long-term growth potential.

            o You want to direct a portion of your overall investment portfolio to stocks of large cap issuers.

            o You are prepared to accept daily share price fluctuations and possible losses.

            o Your investment horizon is longer term -- typically at least five years.

          Don't invest in the Fund if:

            o You are not prepared to accept volatility of the Fund's share price and possible losses.

            o You are looking for an aggressive investment that provides the maximum potential for long-term return.

            o Your investment horizon is shorter term (less than five years).


          Please keep in mind that an investment in any balanced mutual fund is not a complete investment program.


Fund Performance

          The following bar chart and table can help you evaluate the risks and performance of the Fund.


            o The bar chart shows the Fund's total returns for the calendar years indicated. The chart and related information do not take into account any sales charges that you may be required to pay. Any sales charges will reduce your return.

            o The table compares the Fund's average annual returns for the periods indicated to those of a value stock index and a bond index, both of which provide a broad measure of market performance. Please remember that unlike the Fund, the market indexes do not include the costs of buying and selling securities and other Fund expenses or sales charges. The Fund's returns in the table reflect the maximum sales charge currently applicable.

            o In both the chart and the table, the returns shown for Class A shares include returns for periods before the creation of share classes on January 4, 1999. Prior to that date, there were no sales charges on the purchase of Fund shares. The returns for Class A in the table have been adjusted to reflect the maximum front-end sales charge currently applicable to the Class A shares.

            o Class B shares have been offered since January 4, 1999. Class B performance is lower than that shown for Class A shares, because of higher fund expenses and the effects of the contingent deferred sales charge.

            o The Fund's performance reflects certain fee waivers or
              reimbursements. If these are reduced or eliminated, the Fund's performance may go down.

          When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future. For current yield information, please call 800-625-4554 toll free, or contact your account representative.

                       CITIFUNDS BALANCED PORTFOLIO


--------------------------------------------------------------------------------
                    ANNUAL TOTAL RETURN -- CLASS A
                    (WITHOUT SALES CHARGE)

                    1991                        29.61%
                    1992                         6.82%
                    1993                         8.48%
                    1994                        (2.06)%
                    1995                        22.66%
                    1996                         7.59%
                    1997                        20.85%
                    1998                         7.83%
                    1999                         2.45%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND'S HIGHEST AND LOWEST RETURNS
FOR CALENDAR QUARTERS COVERED BY THE BAR CHART
 ..............................................................................
                                                           Quarter Ending
 ..............................................................................
Highest  12.34%                                             June 30, 1997
 ..............................................................................
Lowest   (8.61)%                                         September 30, 1998

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 1999
 ..............................................................................
                                                              Life of Fund
                                                                  Since
                                       1 Year     5 Years   October 19, 1990
 ..............................................................................
Class A                                (2.68)%    10.85%         10.99%
 ..............................................................................
Class B                                (3.61)%      N/A            N/A
 ..............................................................................
Standard & Poor's Barra Value Index    12.72%     22.94%            *
 ..............................................................................
Lehman Aggregate Bond Index            (0.82)%     7.73%            *
--------------------------------------------------------------------------------


*Information regarding performance for this period is not available.

Fund Fees and Expenses

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
CITIFUNDS BALANCED PORTFOLIO
 ..............................................................................
SHAREHOLDER FEES
FEES PAID DIRECTLY FROM YOUR INVESTMENT
 ..............................................................................
SHARE CLASS (Class descriptions begin on page 13)          Class A   Class B
 ..............................................................................
Maximum Sales Charge (Load) Imposed on Purchases            5.00%      None
 ..............................................................................
Maximum Deferred Sales Charge (Load)
                                                             None(1)  5.00%(2)
------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS(3)
 ..............................................................................
Management Fees                                             0.70%(4)  0.70%(4)
 ..............................................................................
Distribution (12b-1) Fees (including service fees)          0.25%     1.00%
 ..............................................................................
Other Expenses                                              0.21%     0.21%
 ..............................................................................
TOTAL ANNUAL FUND OPERATING EXPENSES*                       1.16%     1.91%
------------------------------------------------------------------------------

  * Because some of the Fund's expenses were waived
    or reimbursed, actual total operating expenses
    for the prior fiscal year were:                         1.02%     1.77%.


    These fee waivers and reimbursements may be reduced or terminated at any time.


 (1) Except for investment of $500,000 or more.
 (2) Class B shares have a contingent deferred sales charge (CDSC) which is deducted from your sale proceeds if you sell your Class B shares within five years of your original purchase of the shares. In the first year after purchase, the CDSC is 5.00% of the price at which you purchased your shares, or the price at which you sold your shares, whichever is less, declining to 1.00% in the fifth year after purchase.
 (3) The Fund invests in securities through two underlying mutual funds, Large Cap Value Portfolio and U.S. Fixed Income Portfolio. This table reflects the expenses of the Fund, Large Cap Value Portfolio and U.S. Fixed Income Portfolio.
 (4) A combined fee for investment advisory and administrative services.


          EXAMPLE

          This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that:

            o you invest $10,000 in the Fund for the time periods indicated;

            o you pay the maximum applicable sales charge;

            o you reinvest all dividends;


            o you then sell all your shares at the end of those periods -- for
              Class B shares a number is also given showing your expenses if you held onto your shares; the example also shows the effects of the conversion of Class B shares to Class A shares after 8 years;


            o your investment has a 5% return each year -- the assumption of a
              5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

            o the Fund's operating expenses as shown in the table without waivers remain the same.

          Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
CITIFUNDS BALANCED PORTFOLIO           1 Year    3 Years   5 Years   10 Years
 ..............................................................................
Class A                                 $612       $850     $1,106    $1,839
 ..............................................................................
Class B
 ..............................................................................
  Assuming redemption at end of
    period                              $694       $900     $1,132    $2,038
 ..............................................................................
  Assuming no redemption                $194       $600     $1,032    $2,038
------------------------------------------------------------------------------

                                                          YOUR CITIFUNDS ACCOUNT


Your CitiFunds Account

          CHOOSING A SHARE CLASS

          The Fund offers two share classes, Class A and Class B. Each class has its own sales charge and expense structure. Please read the information below carefully to help you decide which share class is best for you.


          CLASS A AT A GLANCE


            o Front-end load -- there is an initial sales charge of 5.00% or less

            o Lower sales charge rates for larger investments

            o Annual distribution/service fee of up to 0.25%

            o Lower annual expenses than Class B shares

          CLASS B AT A GLANCE

            o No initial sales charge


            o The deferred sales charge declines from 5.00% to 1.00% over five years, and is eliminated if you hold your shares for six years or more


            o Annual distribution/service fee of up to 1.00%

            o Automatic conversion to Class A shares after 8 years

--------------------------------------------------------------------------------
          WHAT ARE DISTRIBUTION/SERVICE FEES?


          Both Class A and Class B shares have annual DISTRIBUTION/ SERVICE FEES that are paid under a 12B-1 PLAN. These are fees, also called 12B-1 FEES, that are deducted from Fund assets and are used to compensate those financial intermediaries such as broker/dealers that sell fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses. Because you pay these fees during the whole period that you own the shares, over time you may pay more than if you had paid other types of sales charges. For this reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.
--------------------------------------------------------------------------------

          SALES CHARGES -- CLASS A SHARES


            o Class A shares are sold at net asset value plus a front- end, or initial, sales charge. The rate you pay goes down as the amount of your investment in Class A shares goes up. The table below shows the rate of sales charge that you pay, depending on the amount that you purchase.


            o The table below also shows the amount of broker/dealer
              compensation that is paid out of the sales charge. This compensation includes commissions and other fees that financial intermediaries that sell shares of the Fund receive. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Financial intermediaries that sell Class A shares will also receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares sold by them.

--------------------------------------------------------------------------------
                                                                   BROKER/
                                 SALES CHARGE    SALES CHARGE      DEALER
                                  AS A % OF       AS A % OF      COMMISSION
AMOUNT OF                          OFFERING          YOUR         AS A % OF
YOUR INVESTMENT                     PRICE         INVESTMENT   OFFERING PRICE
 ..............................................................................
Less than $25,000                   5.00%           5.26%           4.50%
 ..............................................................................
$25,000 to less than $50,000        4.00%           4.17%           3.60%
 ..............................................................................
$50,000 to less than $100,000       3.50%           3.63%           3.15%
 ..............................................................................
$100,000 to less than $250,000      3.00%           3.09%           2.70%
 ..............................................................................
$250,000 to less than $500,000      2.00%           2.04%           1.80%
 ..............................................................................
$500,000 or more                    none*           none*        up to 1.00%
--------------------------------------------------------------------------------

*A contingent deferred sales charge may apply in certain instances. See page 16.


           o After the initial sales charge is deducted from your investment, the balance of your investment is invested in the Fund.

           o The sales charge may also be waived or reduced in certain circumstances, as described in "Sales Charge Waivers or Reductions" below. If you qualify to purchase Class A shares without a sales load, you should purchase Class A shares rather than Class B shares because Class A shares pay lower fees.

           o If you invest at least $500,000 in the Fund, you do not pay any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) of 1% of the purchase price, or the sale price, whichever is less, if you sell within the first year. Under certain circumstances, waivers may apply. Other policies regarding the application of the CDSC are the same as for Class B shares. Please read the discussion below on Class B shares for more information.


          PLEASE NOTE: If you owned Fund shares prior to January 4, 1999, you may exchange those shares into Class A shares of other CitiFunds and other mutual funds managed by Citibank without paying any sales charge, subject to verification. Shares subject to the waiver include shares purchased prior to January 4, 1999, and any shares that represent capital appreciation or the reinvestment of dividends or capital gains distributions on those shares.


          SALES CHARGES -- CLASS B SHARES

          Class B shares are sold without a front-end, or initial, sales charge, but you are charged a contingent deferred sales charge
          (CDSC) when you sell shares within five years of purchase. The rate of CDSC goes down the longer you hold your shares. The table below shows the rates that you pay, as a percentage of your original purchase price (or the sale price, whichever is less), depending upon when you sell your shares.

--------------------------------------------------------------------------------
SALE DURING                             CDSC ON SHARES BEING SOLD
 ..............................................................................
1st year since purchase                           5.00%
 ..............................................................................
2nd year since purchase                           4.00%
 ..............................................................................
3rd year since purchase                           3.00%
 ..............................................................................
4th year since purchase                           2.00%
 ..............................................................................
5th year since purchase                           1.00%
 ..............................................................................
6th year (or later) since purchase                 None
--------------------------------------------------------------------------------

           o Financial intermediaries selling Class B shares receive a commission of 4.50% of the purchase price of the Class B shares that they sell, except for sales exempt from the CDSC. Financial intermediaries also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares that they have sold.

           o When you sell your shares, the CDSC will be based on either your original purchase price, or the sale price, whichever is less.


           o You do not pay a CDSC on shares acquired through reinvestment of dividends and capital gain distributions or on shares representing capital appreciation.


           o To ensure that you pay the lowest applicable CDSC, the Fund will always use the Class B shares with the lowest CDSC to fill your sell requests.


           o You do not pay a CDSC at the time you exchange your Class B shares for Class B shares of certain CitiFunds--any payment will be deferred until your Class B shares are redeemed.

           o If you acquired your Class B shares through an exchange from another fund managed or advised by Citibank, the date of your initial investment will be used as the basis of the CDSC calculations. If the rate of CDSC on the shares exchanged was higher than the rate of CDSC on your Fund shares, you will be charged the higher rate when you sell your Fund shares.


          SALES CHARGE WAIVERS OR REDUCTIONS


          You may reduce or eliminate your sales charge on shares if you qualify for certain waivers or elect to participate in certain programs. These include:

          Front-End Loads

           o Sales charge elimination for certain eligible purchasers, including certain tax-exempt organizations, certain employee benefit plans, certain entities or persons with a qualifying affiliation or relationship with Citibank, and, under certain circumstances, investors using the proceeds of a redemption from another mutual fund for their purchase of Class A shares. Further information about eligible purchasers may be found in the Appendix to this prospectus.

           o Reduced sales charge plan for qualified groups.

           o Right of Accumulation.

           o Letter of Intent.

          CDSC

           o Redemptions made within one year of the death of the shareholder.

           o Lump sum or other distributions from IRAs and certain other retirement accounts.

           o Redemptions made under the Fund's Systematic Withdrawal Plan.

          You may learn more about the requirements for waiver or reduction and how the programs work by requesting a copy of the Fund's Statement of Additional Information, or by consulting with your account representative.

          AUTOMATIC CONVERSION OF CLASS B SHARES

          Class B shares automatically convert to Class A shares approximately eight years after purchase. If you acquired your shares through an exchange, the date of your initial investment will be used to determine your conversion date. You will receive the same dollar amount of Class A shares as the Class B shares converted. The price of Class A shares may be higher than Class B shares at the time of conversion, because of the lower expenses of Class A shares. Therefore, you may receive fewer Class A shares than the number of Class B shares converted.

          HOW TO BUY SHARES


          Shares of CitiFunds Balanced Portfolio are offered continuously and purchases may be made Monday through Friday, except on certain holidays. Shares may be purchased from the Fund's distributor or a broker-dealer or financial institution (called a Service Agent) that has entered into a sales or service agreement with the distributor concerning the Fund. Please specify whether you are purchasing Class A or Class B shares. If you fail to so specify, Class A shares will be purchased for your account. The Fund and the distributor have the right to reject any purchase order or cease offering Fund shares at any time.

          Shares are purchased at net asset value (NAV) the next time it is calculated after your order is received and accepted by the Fund's transfer agent. NAV is the value of a single share of the Fund. If you are purchasing Class A shares, the applicable sales charge will be added to the cost of your shares. The Fund does not impose any minimum initial or subsequent investment requirements but your Service Agent may.

          Your Service Agent will not transmit your purchase order for Fund shares until it receives the purchase price in federal or other immediately available funds. If you pay by check, the Service Agent transmits the order when the check clears.

          If you hold your shares through a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. If you wish to transfer your account, you may transfer it to another financial institution, or you may set up an account directly with the Fund's transfer agent.


          HOW THE PRICE OF YOUR SHARES IS CALCULATED

          The Fund calculates its NAV every day the New York Stock Exchange is open for trading. This calculation is made at the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time. NAV is calculated separately for each class of shares. NAV may be higher for Class A shares because Class A shares bear lower expenses. On days when the financial markets in which the Fund invests close early, NAV may be calculated as of the earlier close of those markets.

          The Fund's securities are valued primarily on the basis of market quotations. When market quotations are not readily available, the Fund may price securities at fair value. Fair value is determined in accordance with procedures approved by the Fund's Board of Trustees. When the Fund uses the fair value pricing method, a security may be priced higher or lower than if the Fund had used a market quotation to price the same security.

          For foreign securities the values are translated from the local currency into U.S. dollars using current exchange rates. If trading in the currency is restricted, the Fund uses a rate believed to reflect the currency's fair value in U.S. dollars. Trading may take place in foreign securities held by the Fund on days when the Fund is not open for business. As a result, the Fund's NAV may change on days on which it is not possible to purchase or sell shares of the Fund. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net asset value is calculated, the securities may be valued at fair value in accordance with procedures under the general supervision of the Board of Trustees.


          HOW TO SELL SHARES

          You may sell (redeem) your shares on any business day. The price will be the NAV the next time it is calculated after your redemption request in proper form has been received by the Fund's transfer agent. If your shares are subject to a CDSC, the applicable charge will be deducted from your sale proceeds.

          You may make redemption requests in writing through the Fund's transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. Each Service Agent is responsible for promptly submitting redemption requests to the Fund's transfer agent. You are responsible for making sure your redemption request is in proper form.

          The Fund has a Systematic Withdrawal Plan which allows you to automatically withdraw a specific dollar amount from your account on a regular basis. You must have at least $10,000 in your account to participate in this program. Under the Plan, if your shares are subject to a CDSC, you may only withdraw up to 10% of the value of your account in any year, but you will not be subject to the CDSC on the shares withdrawn under the Plan. For more information, please contact the Fund's transfer agent or, if you hold your shares through a Service Agent, your Service Agent.

          If you own both Class A and Class B shares, and want to sell shares, you should specify which class of shares you wish to sell. If you fail to specify, Class A shares will be redeemed first.

          When you sell your Class B shares, they will be redeemed so as to minimize your CDSC. Shares on which the CDSC is not payable, i.e.


           o shares representing capital appreciation and

           o shares representing the reinvestment of dividends and capital gain distributions will be sold first followed by


           o shares held for the longest period of time.


          You will receive your redemption proceeds in federal funds normally on the third business day after you sell your shares but in any event within seven days. However, your redemption proceeds may be delayed for up to ten days if your purchase was made by check. Your redemption proceeds may also be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists. The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

          Your account balance may be subject to a $500 minimum. If so, the Fund reserves the right to close your account if it falls below $500 because of redemptions. You will have 60 days to make an additional investment. If you do not increase your balance, the Fund may close your account and send the proceeds to you. Your shares will be sold at NAV on the day your account was closed.

          REINSTATING RECENTLY SOLD SHARES


          For 90 days after you sell your Class A shares, the Fund permits you to repurchase Class A shares in the Fund, up to the dollar amount of shares redeemed, without paying any sales charges. To take advantage of this reinstatement privilege, you must notify the Fund in writing at the time you wish to repurchase the shares.


          EXCHANGES


          You may exchange Fund shares for shares of the same class of certain other CitiFunds. You may also be able to exchange your Class A shares for shares of certain CitiFunds that offer only a single class of shares, unless your Class A shares are subject to a CDSC. You may not exchange Class B shares for shares of CitiFunds that offer only a single class of shares. You may also acquire Fund shares through an exchange from another fund managed by Citibank.


          You may place exchange orders through the transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. You may place exchange orders by telephone if your account application permits. The transfer agent or your Service Agent can provide you with more information, including a prospectus for any fund that may be acquired through an exchange.

          The exchange will be based on the relative NAVs of both funds the next time they are determined after your order is accepted by the Fund's transfer agent, subject to any applicable sales charge. You cannot exchange shares until the Fund has received payment in federal funds for your shares.

          When you exchange your Class A shares, you will generally be required to pay the difference, if any, between the sales charge payable on the shares to be acquired in the exchange and the sales charge paid in connection with your original purchase of Class A shares. However, if your Class A shares were purchased prior to January 4, 1999, you will not have to pay a sales charge when you exchange those shares for Class A shares, subject to confirmation through a check of appropriate records and documentation.

          When you exchange your Class B shares, you will not pay any initial sales charge, and no CDSC is imposed when your Class B shares are exchanged for Class B shares of certain other CitiFunds that are made available by your Service Agent. However, you may be required to pay a CDSC when you sell those shares. The length of time that you owned Fund shares will be included in the holding period of your new Class B shares.

          The exchange privilege may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

          ACCOUNT INQUIRIES

          Please contact your Service Agent. If you hold your shares through the transfer agent, please call 1-800-625-4554.

          DIVIDENDS

          CitiFunds Balanced Portfolio pays substantially all of its net income (if any) from dividends and interest to its shareholders of record as a dividend quarterly at the end of March, June, September and December.

          The Fund's net realized short-term and long-term capital gains, if any, will be distributed to Fund shareholders semi-annually. The Fund may also make additional distributions to shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

          Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

          TAX MATTERS

          This discussion of federal taxes is for general information only. You should consult your own tax adviser about your particular situation, and the status of your account under state and local laws.

          TAXABILITY OF DISTRIBUTIONS. You will normally have to pay federal income taxes on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated by the Fund as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December. Each year the Fund will mail to you a report of your distributions for the prior year and how they are treated for federal tax purposes.

          Fund distributions will reduce the Fund's net asset value per share. As a result, if you buy shares just before the Fund makes a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

          BACKUP WITHHOLDING. The account application asks each new investor to certify that the investor's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) 31% of certain distributions and proceeds it pays you if you fail to provide this information or otherwise violate IRS regulations.

          FOREIGN SHAREHOLDERS. If you are not a citizen or resident of the U.S., the Fund will withhold U.S. federal income tax payments at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes. Fund distributions received by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

          TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.


Management of the Fund

          MANAGERS

          CitiFunds Balanced Portfolio draws on the strength and experience of Citibank. Citibank is the investment manager of the Fund. Subject to policies set by the Fund's Trustees, Citibank makes investment decisions. Citibank has been managing money since 1822. With its affiliates, it currently manages more than $351 billion in assets worldwide.


          Citibank, with its headquarters at 153 East 53rd Street, New York, New York, is a wholly-owned subsidiary of Citigroup Inc. "CitiFunds" is a service mark of Citicorp.

          Citibank and its affiliates, including their directors, officers or employees, may have banking and investment banking relationships with the issuers of securities that are held in the Fund. They may also own the securities of these issuers. However, in making investment decisions for the Fund, Citibank does not obtain or use material inside information acquired by any division, department or affiliate of Citibank in the course of those relationships. Citibank and its affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the Fund.

          Mark Lindbloom, a Vice President of Citibank, serves as the Fund's overall portfolio manager. Mr. Lindbloom also has managed the fixed income portion of the Fund since June 1993. Mr. Lindbloom has more than 20 years of investment management experience.

          Citibank is responsible for recommending the hiring, termination or replacement of any subadviser and for supervising and monitoring the performance of any subadviser.

          SSB Citi Fund Management LLC (formerly, SSBC Fund Management Inc.) (SSB Citi) manages the equity portion of the Fund as subadviser. SSB Citi is an affiliate of Citibank and an indirect wholly-owned subsidiary of Citigroup Inc. SSB Citi's address is 388 Greenwich Street, New York, New York 10013. Both Citibank and SSB Citi are referred to as the Fund's managers.

          Frances A. Root is the portfolio manager of the equity portion of the Fund. Ms. Root is a Managing Director and a Senior Equity Portfolio Manager of SSB Citi. She joined Smith Barney Capital Management in 1992 as a Vice President and Equity Portfolio Manager and she continued in that role until 1998 when she became a Managing Director of SSB Citi and a Senior Equity Portfolio Manager.

          MANAGEMENT FEES

          For the Fund's fiscal year ended October 31, 1999, Citibank and the subadviser received management fees totaling 0.38% of the Fund's average daily net assets, after waivers.

More About the Fund

          The Fund's goal, principal investments and risks are summarized in FUND AT A GLANCE. More information on investments, investment strategies and risks appears below.

          PRINCIPAL INVESTMENT STRATEGIES


          CitiFunds Balanced Portfolio's principal investment strategies are described below. The Fund may use other strategies and invest in other securities that are described in the Statement of Additional Information. However, the Fund may not use all of the strategies and techniques described in this Prospectus or in the Statement of Additional Information. The Fund's goal and strategies may be changed without shareholder approval. Of course, there can be no assurance that the Fund will achieve its goal.


          The Fund invests in a broadly diversified portfolio of stocks and fixed-income securities. Under normal circumstances, about 60% of the Fund's total assets is invested in equity securities of large cap issuers (having market capitalizations within the top 1,000 stocks in the equity market), and at least 25% of the Fund's total assets is invested in fixed income investments, although the Fund's blend of stocks and bonds may shift from time to time to take advantage of a strong market or based on Citibank's outlook for risk and return.

--------------------------------------------------------------------------------
          WHAT ARE EQUITY SECURITIES?


          EQUITY SECURITIES generally represent an ownership interest
          (or a right to acquire an ownership interest) in an issuer, and include COMMON STOCKS, SECURITIES CONVERTIBLE INTO COMMON
          STOCKS, PREFERRED STOCKS, WARRANTS for the purchase of stock and DEPOSITARY RECEIPTS (receipts which represent the right to receive the securities of foreign issuers deposited in a U.S.
          bank or a local branch of a foreign bank). While equity
          securities historically have been more volatile than most
          fixed income securities, they historically have produced
          higher levels of total return.
--------------------------------------------------------------------------------

          The Fund's equity securities consist primarily of common stocks, but may also include securities convertible into common stocks, preferred stocks, and warrants for the purchase of stock. Convertible securities in the Fund's equity portfolio are not required to be investment grade securities.


--------------------------------------------------------------------------------
          WHAT ARE FIXED INCOME SECURITIES?

          FIXED INCOME SECURITIES generally represent a debt obligation of an issuer, and include BONDS, SHORT-TERM OBLIGATIONS, MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, AND PREFERRED
          STOCK. Fixed income securities, in general, offer a fixed
          stream of cash flow. Most bond investments focus on generating income. The potential for capital appreciation is a secondary objective. The value of fixed income securities generally goes up when interest rates go down, and down when rates go up. The value of these securities also fluctuates based on other
          market and credit factors.
--------------------------------------------------------------------------------


          The Fund may invest in several types of fixed-income securities, including asset-backed and mortgage-backed securities, corporate bonds, U.S. government and government agency obligations, and notes. The Fund's long-term non-convertible debt securities must be investment grade when the Fund purchases them. Investment grade securities are those rated Baa or better by Moody's, BBB or better by Standard & Poor's, or which the managers believe to be of comparable quality. The Fund intends to limit its debt securities that are rated Baa by Moody's or BBB by Standard & Poor's to less than 5% of its assets. The Fund may purchase fixed income securities on a "when issued" or "to be announced" basis.


          The Fund's fixed income portfolio may include collateralized mortgage obligations, also called CMOs. The Fund may also purchase stripped mortgage-backed securities which represent interests in a pool of mortgage-backed securities, the cash flow of which has been separated into its interest and principal components. Interest only securities (IOs) receive the interest portion of the cash flow and principal only securities (POs) receive the principal portion.

          The Fund may invest up to 15% of its assets in zero coupon obligations, such as zero coupon bonds issued by companies and securities representing future principal and interest installments on debt obligations of the U.S. and foreign governments.

          The Fund may invest up to 25% of its assets in foreign equity and debt securities including depositary receipts (receipts representing the right to receive securities of foreign issuers deposited in a U.S. bank or a local branch of a foreign bank). Foreign securities may be issued by issuers in developing countries. The Fund may also invest in a limited amount in closed-end investment companies that invest in foreign securities.

          The Fund invests primarily in securities with a record of earnings and dividend payments but may, from time to time, invest in securities that pay no dividends or interest.

          The Fund generally invests in large capitalization common stocks and fixed income securities for which there is a ready market. However, the Fund may also purchase securities which are not registered for sale to the general public, or, to a limited extent, securities that are not readily marketable.

          The Fund may hold cash pending investment, and may invest in money market instruments, repurchase agreements and reverse repurchase agreements for cash management purposes. The Fund may also lend its portfolio securities or sell its securities short, as long as, in the case of a short sale, the fund owns, or has the right to obtain, the securities being sold short.

          DERIVATIVES. The Fund may use derivatives in order to protect (or "hedge") against declines in the value of securities held by the Fund or increases in the cost of securities to be purchased in the future. These derivatives include financial futures, options, swap agreements, forward currency exchange contracts and stock index futures. The Fund may also use IOs and POs, which may be deemed to be derivatives, for non-hedging purposes, to enhance yields and price sensitivity and may use stock index futures for non-hedging purposes in order to enhance potential gain.


          In some cases, the derivatives purchased by the Fund are standardized contracts traded on commodities exchanges or boards of trade. This means that the exchange or board of trade guaranties counterparty performance. Over-the-counter derivatives, however, are not guaranteed. Derivatives may be thinly traded or illiquid. Derivatives may not be available on terms that make economic sense (for example, they may be too costly).


          DEFENSIVE STRATEGIES. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal.


          INVESTMENT STRUCTURE. The Fund does not invest directly in securities but instead invests through two underlying mutual funds, Large Cap Value Portfolio (which invests in equity securities) and U.S. Fixed Income Portfolio (which invests in fixed income and money market securities). Each Portfolio is a mutual fund with its own investment goals and policies. Each Portfolio buys, holds and sells securities in accordance with these goals and policies. Unless otherwise indicated, references to the Fund in this Prospectus include the underlying Portfolios. Prior to August 1, 1999, the Fund invested in a different underlying mutual fund, Balanced Portfolio.


          The Fund may stop investing in either Portfolio at any time, and will do so if the Fund's Trustees believe that to be in the best interests of the Fund's shareholders. The Fund could then invest in one or more mutual funds or pooled investment vehicles or invest directly in securities.

          MANAGEMENT STYLE. Managers of mutual funds use different styles when selecting securities to purchase. In selecting equity securities to buy for the Fund, the portfolio managers use a value-oriented approach and evaluate securities using fundamental analysis. The portfolio managers look for securities that they believe are currently undervalued relative to the company's cash flow, potential earnings prospects, growth rate and/or dividend paying ability. The portfolio managers believe that securities of companies which are temporarily out of favor due to earnings declines, cyclical business downturns or other adverse factors may provide a higher return over time than securities or companies whose positive attributes are more accurately reflected in the security's current price.

          In selecting securities to buy for the fixed income portion of the Fund's portfolio, the portfolio managers combine a "top-down" economic view with a "bottom-up" sector and company view. The portfolio managers first review the Fund's duration and yield curve relative to the Fund's fixed income benchmark. The managers next determine the sector weighting of the portfolio. The managers then look at individual companies within those sectors or industries and select individual securities based on their relative value.


          The portfolio managers use these same approaches when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that the security no longer fits within the managers' overall strategies for achieving the Fund's goals.


          The Fund is actively managed. Although the portfolio managers attempt to minimize portfolio turnover, from time to time the Fund's annual portfolio turnover rate may exceed 100%. The sale of securities may produce capital gains, which, when distributed, are taxable to investors. Active trading may also increase the amount of commissions or mark-ups the Fund pays to brokers or dealers when it buys and sells securities. The "Financial Highlights" section of this prospectus shows the Fund's historical portfolio turnover rate.


          The managers may use brokers or dealers for Fund transactions that also provide brokerage and research services to the Fund or other accounts over which the Managers or their affiliates exercise investment discretion. The Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer that provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, the Fund will "pay up" only if the managers determine in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the managers exercise investment discretion.


          RISKS


          Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Certain of these risks are described below. Please note that there are many other factors that could adversely affect your investment and that could prevent the Fund from achieving its goals, which are not described here. More information about risks appears in the Fund's Statement of Additional Information.

          The value of the Fund's shares will change daily as the value of its underlying securities changes. This means that your shares of the Fund may be worth more or less when you sell them than when you bought them. You may lose money if you invest in this Fund.


          Please remember that an investment in the Fund is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


          MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Some securities held by the Fund may be quite volatile, meaning that their prices can change significantly in a short time.

          INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the Fund's share price to go down.

          CREDIT RISK. Although the Fund invests in investment grade debt securities, it is possible that some issuers will not make payments on debt securities held by the Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. If the credit quality of a security deteriorates below investment grade, the Fund may continue to hold this security, commonly known as a junk bond. The prices of lower rated securities, especially junk bonds, often are more volatile than those of higher rated securities. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for the Fund to sell. The lower quality debt securities in which the Fund may invest are more susceptible to these problems than higher quality obligations.

          VALUE INVESTING. Value investing involves selecting stocks that are inexpensive compared to other companies with similar earnings or assets. However, value stocks may continue to be inexpensive for long periods of time, and may never realize their potential. A security may not achieve its expected value because the circumstances causing it to be underpriced stay the same or worsen. Or, value stocks as a class may be out of favor with investors. In that case, the Fund may underperform other stock funds that do not use a value approach.

          PORTFOLIO SELECTION. The success of the Fund's investment strategy depends in large part on the portfolio managers. In selecting equity securities, the portfolio managers may not be correct in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. In selecting fixed income securities, the portfolio managers may be unable to predict accurately the direction of interest rates or the maturity of certain debt obligations, or to assess accurately credit quality and other factors. Or, the portfolio managers may not do a good job of allocating the Fund's assets between equity and fixed income securities. In that case, you may lose money, or your investment may not do as well as an investment in another balanced mutual fund.

          PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by the Fund may be able to call a bond or prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and resulting in a loss of any premium paid. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile.


          Mortgage-backed securities, including CMOs, are particularly susceptible to prepayment risk and their prices may be very volatile. The price of IOs, which are the interest only component of stripped mortgage-backed securities, goes down when interest rates decline and principal payments accelerate, causing a reduction in the interest payment stream. The price of POs goes down when interest rates are rising and prepayments are slower, causing the maturity of POs to lengthen.


          Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.

          CONVERTIBLE SECURITIES. Convertible securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay the debt before it matures.

          DERIVATIVES. The Fund's use of derivatives such as futures, stock index futures, options, swap agreements, forward currency exchange contracts, IOs and POs, particularly when used for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets, causing the Fund's share price to go down. In addition, the Fund's ability to use derivatives successfully depends on the managers' ability to accurately predict movements in stock prices, interest rates and other economic factors and the availability of liquid markets. If the managers' predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. If the Fund invests in over-the-counter derivatives, there is also the risk that a counterparty may fail to honor its contract.


          LIQUIDITY RISK. Securities that are thinly traded can be difficult to sell at reasonable prices or within a short time-frame. The Fund could have difficulty in selling thinly traded securities if it needed to sell securities to meet redemptions. Also, if there is not an established market price for thinly traded securities, an accurate valuation of these securities may be difficult.

          FOREIGN SECURITIES. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

           o These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability.

           o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

           o Foreign markets may be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

           o Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

           o Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Fund. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the Fund from realizing value in U.S. dollars from its investment in foreign securities. The Fund may also be adversely affected by the conversion of European currencies to the Euro.

           o The Fund may invest in issuers located in emerging, or developing, markets.

           o Emerging or developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income.

           o All of the risks of investing in foreign securities are heightened by investing in developing countries.

           o The markets of developing countries have been more volatile than the markets of developed countries with more mature economies.

          ZERO COUPON OBLIGATIONS. The Fund may invest in zero coupon obligations. Zero coupon obligations pay no current interest. As a result, the prices of zero coupon obligations tend to be more volatile than those of securities that offer regular payments of interest. This makes the Fund's net asset value more volatile. In order to pay cash distributions representing income on zero coupon obligations, the Fund may have to sell other securities on unfavorable terms. These sales may generate taxable gains for Fund shareholders.


          YEAR 2000 RISK. Year 2000 Risk, the risk that computers will fail or generate faulty information after December 31, 1999, may continue to cause problems well into the Year 2000. The Fund may be adversely affected by the Year 2000 problems of its service providers, the markets on which it trades securities, or the issuers of the securities it holds.

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


Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal periods indicated.
Certain information reflects financial results for a single Class A or Class B Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming investment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report which is incorporated by reference in the Statement of Additional Information and which is available upon request.

                                                                          CITIFUNDS BALANCED PORTFOLIO
                                                                                     CLASS A
                                           ---------------------------------------------------------------------------------------

                                           Ten Months Ended                             Year Ended December 31,
                                                 October 31,         -------------------------------------------------------------
                                                        1999          1998          1997          1996          1995         1994+
 ..................................................................................................................................
Net Asset Value, beginning of period                   $14.24        $15.77        $15.61        $15.71        $13.52       $14.24
 ..................................................................................................................................
Income From Operations:
Net investment income                                   0.340++       0.420         0.421         0.497         0.486        0.399
Net realized and unrealized gain (loss)                 0.201         0.795         2.726         0.680         2.540       (0.695)
 ..................................................................................................................................
Total from operations                                   0.541         1.215         3.147         1.177         3.026       (0.296)
 ..................................................................................................................................
Less Distributions From:
Net investment income                                  (0.338)       (0.380)       (0.421)       (0.497)       (0.495)      (0.394)
Net realized gain                                      (0.023)       (2.365)       (2.566)       (0.780)       (0.341)      (0.030)
 ..................................................................................................................................
Total distributions                                    (0.361)       (2.745)       (2.987)       (1.277)       (0.836)      (0.424)
 ..................................................................................................................................
Net Asset Value, end of period                         $14.42        $14.24        $15.77        $15.61        $15.71       $13.52
 ..................................................................................................................................
Total return                                             3.79%**       7.83%        20.85%         7.59%        22.66%       (2.06)%



                                                                               CITIFUNDS BALANCED PORTFOLIO
                                                                                            CLASS A
                                           -----------------------------------------------------------------------------------------
                                           Ten Months Ended                               Year Ended December 31,
                                                 October 31,       -----------------------------------------------------------------
                                                        1999          1998           1997            1996       1995         1994+
 ....................................................................................................................................
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)             $215,477      $236,359      $226,790          $230,382  $246,002     $227,309
Ratio of expenses to  average net assets (A)              1.02%*        1.02%         1.02%         1.02%         1.02%        1.02%
Ratio of net investment income to average
  net  assets                                             2.78%*        2.61%         2.44%         3.04%         3.21%        2.82%
Portfolio turnover (B)                                       1%          133%          134%          241%          210%         105%

Note: If agents of the Fund for the periods indicated had not voluntarily waived a portion of their fees the net investment income per share and the ratios would have been as follows:

Net investment income                                   $0.323++      $0.390        $0.387        $0.464        $0.463       $0.378
RATIOS:

Expenses to average net assets (A)                        1.16%*        1.22%         1.22%         1.22%         1.17%        1.17%
Net investment income to average net assets               2.64%*        2.41%         2.24%         2.84%         3.06%        2.67%
 ....................................................................................................................................

*   Annualized.

**  Not Annualized.

(A) Includes allocated expenses for the periods indicated from the respective portfolios.

(B) The portfolio turnover rates for the periods prior to August 1, 1999 represent the rates of portfolio activity of the Balanced
    Portfolio, the underlying portfolio through which the Fund invested. As of the fiscal year ended October 31, 1999, the Fund invested all of its investable assets in Large Cap Value Portfolio and U.S. Fixed Income Portfolio whose portfolio turnover rates were 74% and 26%, respectively, for the year ended October 31, 1999.
+   Prior to August 1, 1999 the Fund invested all of its investable assets in Balanced Portfolio.
++  The per share amounts were computed using the monthly average shares during the period.




                                                                               CLASS B
                                                                     ----------------------------
                                                                           January 4, 1999
                                                                     (Commencement of Operations)
                                                                         to October 31, 1999
 .................................................................................................
Net Asset Value, beginning of period                                             $14.28
 .................................................................................................
Income From Operations:
Net investment income                                                             0.249+
Net realized and unrealized gain                                                  0.180
 .................................................................................................
    Total from operations                                                         0.429
 .................................................................................................
Less Distributions From:
Net investment income                                                            (0.266)
Net realized gain                                                                (0.023)
 .................................................................................................
    Total distributions                                                          (0.289)
 .................................................................................................
Net Asset Value, end of period                                                   $14.42
 .................................................................................................
Total return                                                                       2.99%**
 .................................................................................................
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)                                        $2.036
Ratio of expenses to average net assets (A)                                        1.77%
Ratio of net investment income to average net assets                               2.03%*
Portfolio turnover (B)                                                                1%

Note: If agents of the Fund for the period indicated had not voluntarily waived a portion of their fees the net investment income per share and the ratios would have been as follows:

Net investment income                                                            $0.232+
RATIOS:
Expenses to average net assets (A)                                                 1.91%*
Net investment income to average net assets                                        1.89%*
 .................................................................................................

*   Annualized.
**  Not Annualized.
(A) Includes the allocated expenses for the periods indicated from the respective portfolios.
(B) Portfolio turnover represents the rates of portfolio activity of Large Cap Value
    Portfolio and U.S. Fixed Income Portfolio, the underlying portfolios through which the Fund invests.
+   The per share amounts were computed using the monthly average shares during the period.


                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix

          CLASS A SHARES -- ELIGIBLE PURCHASERS

          Class A shares may be purchased without a sales charge by the following eligible purchasers:

              [] tax exempt organizations under Section 501(c)(3-13) of the
                 Internal Revenue Code

              [] trust accounts for which Citibank, N.A. or any subsidiary or affiliate of Citibank acts as trustee and exercises discretionary investment management authority

              [] accounts for which Citibank or any subsidiary or affiliate of
                 Citibank performs investment advisory services or charges fees for acting as custodian

              [] directors or trustees (and their immediate families), and retired directors or trustees (and their immediate families), of any investment company for which Citibank or any subsidiary or affiliate of Citibank serves as the investment adviser or as a service or shareholder servicing agent


              [] employees and retired employees of Citibank and its affiliates,
                 CFBDS, Inc. and its affiliates, any Service Agent and its affiliates and certain other Fund service providers (including immediate families of any of the foregoing)


              [] investors participating in a fee-based or promotional
                 arrangement sponsored or advised by Citibank or its affiliates

              [] investors participating in a rewards program that offers Fund shares as an investment option based on an investor's balances in selected Citigroup Inc. products and services

              [] employees of members of the National Association of Securities
                 Dealers, Inc., provided that such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase

              [] separate accounts used to fund certain unregistered variable annuity contracts

              [] direct rollovers by plan participants from a 401(k) plan offered to Citigroup employees

              [] shareholder accounts established through a reorganization or similar form of business combination approved by the Fund's Board of Trustees or by the Board of Trustees of any other CitiFund or mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds) the terms of which entitle those shareholders to purchase shares of the Fund or any other CitiFund at net asset value without a sales charge

              [] employee benefit plans qualified under Section 401(k) of the
                 Internal Revenue Code with accounts outstanding on January 4, 1999


              [] employee benefit plans qualified under Section 401 of the
                 Internal Revenue Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to minimum requirements as may be established by CFBDS with respect to the amount of purchase; currently, the amount invested by the qualified plan in the Fund or in any combination of CitiFunds must total a minimum of $1 million (qualified plans investing through certain programs sponsored by Citibank or its affiliates are not subject to this minimum)


              [] accounts associated with Copeland Retirement Programs

              [] investors purchasing $500,000 or more of Class A shares;
                 however, a contingent deferred sales charge will be imposed on the investments in the event of certain share redemptions within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (not including reinvested dividends and capital gains distributions) or the total cost of the shares; the contingent deferred sales charge on Class A shares will be waived under the same circumstances as the contingent deferred sales charge on Class B shares will be waived; in determining whether a contingent deferred sales charge on Class A shares is payable, and if so, the amount of the charge:

                 o it is assumed that shares not subject to the contingent
                   deferred sales charge are the first redeemed followed by other shares held for the longest period of time

                 o all investments made during a calendar month will age one month on the last day of the month and each subsequent month

                 o any applicable contingent deferred sales charge will be
                   deferred upon an exchange of Class A shares for Class A shares of another CitiFund and deducted from the redemption proceeds when the exchanged shares are subsequently redeemed (assuming the contingent deferred sales charge is then payable)

                 o the holding period of Class A shares so acquired through an exchange will be aggregated with the period during which the original Class A shares were held

              [] subject to appropriate documentation, investors where the amount invested represents redemption proceeds from a mutual fund (other than a CitiFund), if:

                 o the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed), and

                 o the redemption has occurred no more than 60 days prior to the purchase of Class A shares of the Fund

              [] an investor who has a business relationship with an investment consultant or other registered representative who joined a broker-dealer which has a sales agreement with CFBDS from another investment firm within six months prior to the date of purchase by the investor, if:

                 o the investor redeems shares of another mutual fund sold
                   through the investment firm that previously employed that investment consultant or other registered representative, and either paid an initial sales charge or was at some time subject to, but did not actually pay, a deferred sales charge or redemption fee with respect to the redemption proceeds

                 o the redemption is made within 60 days prior to the investment in the Fund, and

                 o the net asset value of the shares of the Fund sold to that investor without a sales charge does not exceed the proceeds of the redemption

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










                     [THIS PAGE INTENTIONALLY LEFT BLANK]

          The Statement of Additional Information (SAI) provides more details about the Fund and its policies. The SAI is incorporated by reference into this prospectus and is legally part of it.

          Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance.

          The Annual and Semi-Annual Reports for the Fund list its portfolio holdings and describe its performance.

          To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call toll-free 1-800-625-4554.


          The SAI, reports, and other information about the Fund are also available on the Edgar Database on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-6009.





SEC File Number: 811-4006                                             CFP/BP/300

                                                                  Statement of
                                                        Additional Information
                                                                 March 1, 2000

CITIFUNDS(SM) BALANCED PORTFOLIO

    CitiFunds(SM) Balanced Portfolio (the "Fund") is a series of CitiFunds Trust I (the "Trust"). The address and telephone number of the Trust are 21 Milk Street, Boston, Massachusetts 02109, (617) 423-1679. The Trust invests all of the investable assets of the Fund in Large Cap Value Portfolio and U.S. Fixed Income Portfolio (the "Portfolios"). Large Cap Value Portfolio is a separate series of Asset Allocation Portfolios, and U.S. Fixed Income Portfolio is a separate series of The Premium Portfolios (Asset Allocation Portfolios and The Premium Portfolios are collectively referred to herein as the "Portfolio Trusts"). The address of the Portfolio Trusts is Elizabethan Square, George Town, Grand Cayman, British West Indies.

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, CITIBANK, N.A. OR ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                         PAGE
-----------------                                                         ----


 1. The Trust ...........................................................    2
 2. Investment Objective and Policies; Special Information Concerning
    Investment Structure ................................................    2
 3. Description of Permitted Investments and Investment Practices .......    3
 4. Investment Restrictions .............................................   23
 5. Performance Information .............................................   24
 6. Determination of Net Asset Value; Valuation of Securities ...........   26
 7. Additional Information on the Purchase and Sale of Fund Shares and
    Shareholder Programs ................................................   27
 8. Management ..........................................................   34
 9. Portfolio Transactions ..............................................   41
10. Description of Shares, Voting Rights and Liabilities ................   42
11. Tax Matters .........................................................   43
12. Financial Statements ................................................   45

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated March 1, 2000, by which shares of the Fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 45 hereof. These financial statements can be found in the Fund's Annual Report to Shareholders. An investor may obtain copies of the Fund's Prospectus and Annual Report without charge by calling toll-free 1-800-625-4554.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE TRUST

    CitiFunds Trust I (the "Trust") is an open-end management investment company that was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. Prior to March 2, 1998, the Trust was called Landmark Funds I. This Statement of Additional Information describes CitiFunds Balanced Portfolio (the "Fund"), a series of the Trust. Prior to March 2, 1998, the Fund was called Landmark Balanced Fund. References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated March 1, 2000, of the Fund.

    The Fund is a diversified fund. The Fund is permitted to seek its investment objectives by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") the rules and regulations thereunder, and exemptive orders granted under the 1940 Act. Currently, the equity portion of the Fund will be invested in Large Cap Value Portfolio and the fixed income portion of the Fund will be invested in U.S. Fixed Income Portfolio (collectively, the "Portfolios"). Large Cap Value Portfolio is a series of Asset Allocation Portfolios, and U.S. Fixed Income Portfolio is a series of The Premium Portfolios. (Asset Allocation Portfolios and The Premium Portfolios are collectively referred to herein as the "Portfolio Trusts"). Each Portfolio is an open-end, diversified management investment company.

    Under the 1940 Act, a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer.

    Because the Fund invests through the Portfolios, all references in this Statement of Additional Information to the Fund include the Portfolios, unless the context otherwise requires. In addition, references to the Trust include the Portfolio Trusts, unless the context otherwise requires.


    Citibank, N.A. ("Citibank" or the "Manager") is investment manager to the Portfolios. The Manager manages the investments of the Portfolios from day to day in accordance with the Portfolios' investment objectives and policies. The selection of investments for the Portfolios and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces. Citibank has delegated the daily management of Large Cap Value Portfolio to SSB Citi Fund Management LLC (formerly, SSBC Fund Management, Inc.), an affiliate of Citibank and an indirect wholly-owned subsidiary of Citigroup Inc. ("SSB Citi" or the "Subadviser").


    The Boards of Trustees of the Trust and the Portfolio Trusts provide broad supervision over the affairs of the Fund and the Portfolios, respectively. Shares of the Fund are continuously sold by CFBDS, Inc., the Fund's distributor ("CFBDS" or the "Distributor").

                          2.  INVESTMENT OBJECTIVES

    The investment objectives of the Fund are to provide high current income by investing in a broad range of securities, to preserve capital, and to provide growth potential with reduced risk.

    The investment objectives of the Fund may be changed without approval by the Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that the Fund will achieve its investment objectives.

    The Prospectus contains a discussion of the principal investment strategies of the Fund and the principal risks of investing in the Fund. The following supplements the information contained in the Prospectus concerning the investment policies and techniques of the Fund. The policies described herein and those described below under "Description of Permitted Investments and Investment Practices" are not fundamental and may be changed without shareholder approval.

    As noted above, the Fund does not invest directly in securities, but instead invests the equity portion of the Fund in Large Cap Value Portfolio and the fixed income portion of the Fund in U.S. Fixed Income Portfolio. The Trustees of the Fund believe that the aggregate per share expenses of the Fund and the Portfolios will be less than or approximately equal to the expenses that the Fund would incur if the assets of the Fund were invested directly in the types of securities held by the Portfolios.

    The Trust may withdraw the investment of the Fund from the Portfolios at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Fund's assets would continue to be invested in accordance with its investment objective and policies, either directly in securities or in another mutual fund or pooled investment vehicle. If the Fund were to withdraw, the Fund could receive securities from the Portfolios instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

    The Portfolios may sell interests to investors in addition to the Fund. These investors may be mutual funds which offer shares to their shareholders with different costs and expenses than the Fund. Therefore, the investment return for all investors in funds investing in the Portfolios may not be the same. These differences in returns are also present in other mutual fund structures. Information about other holders of interests in the Portfolios is available from the Fund's distributor, CFBDS.

                   3.  DESCRIPTION OF PERMITTED INVESTMENTS
                           AND INVESTMENT PRACTICES


    The Fund may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the Prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the Manager's and the Subadviser's investment strategies for the Fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the portfolio manager's opinion, make economic sense.


    The Fund's policy is to invest its assets, under normal circumstances, in a broadly diversified portfolio of income-producing securities, including common and preferred stocks, bonds and short-term obligations. Under normal circumstances, at least 25% of the Fund's total assets is invested in fixed income securities.

FUTURES CONTRACTS

    The Fund may enter into interest rate futures contracts, stock index futures contracts and foreign currency futures contracts. These investment strategies may be used for hedging purposes and for nonhedging purposes, subject to applicable law.

    A futures contract is an agreement between two parties for the purchase or sale for future delivery of securities or for the payment or acceptance of a cash settlement based upon changes in the value of the securities or of an index of securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. Futures contracts in the United States have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Futures contracts may also be traded on markets outside the U.S.

    While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. Brokerage fees will be incurred when the Fund purchases or sells a futures contract. At the same time such a purchase or sale is made, the Fund must provide cash or securities as a deposit ("initial deposit") known as "margin." The initial deposit required will vary, but may be as low as 1% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the Fund may receive or be required to pay additional "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into. Interest rate futures, which are typically based on shorter-term interest rates, such as overnight to six-month time periods, settle in cash only rather than by delivery of the underlying instrument.

    The Fund may purchase or sell interest rate futues contracts or bond futures contracts to attempt to protect itself from fluctuations in interest rates, to manage the effective maturity or duration of the Fund's portfolio in an effort to reduce potential losses, or in an effort to enhance potential gain, without actually buying or selling securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as if the Fund sold bonds that it owned, or as if the Fund sold longer-term bonds and purchased shorter-term bonds. If interest rates did increase, the value of the Fund's debt securities would decline, but the value of the futures contracts would increase, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similar results could be accomplished by selling bonds, or by selling bonds with longer maturities and investing in bonds with shorter maturities. However, by using futures contracts, the Fund avoids having to sell its securities.

    Bond futures may be used for non-hedging purposes. For example, even if the Fund were not trying to protect the value of any bonds held by it, if the Manager or the Subadviser anticipates that interest rates are about to rise, depressing future prices of bonds, the Manager or Subadviser may sell bond futures short, closing out the position later at a lower price, if the future prices had fallen, as expected. If the prices had not fallen, the Fund would experience a loss and such loss may be unlimited.

    Similarly, when it is expected that interest rates may decline, the Fund might enter into futures contracts for the purchase of debt securities. Such a purchase would be intended to have much the same effect as if the Fund purchased bonds, or as if the Fund sold shorter-term bonds and purchased longer-term bonds. If interest rates did decline, the value of the futures contracts would increase.

    Although futures on individual equity securities are not available in United States markets, futures contracts on individual equity securities may be available in foreign markets, and may be purchased or sold by the Fund.

    The Fund may buy and sell stock index futures contracts to attempt to increase investment return, to gain stock market exposure while holding cash available for investments and redemptions, or to protect against a decline in the stock market.

    A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at the price agreed upon when the contract is made. A unit is the current value of the stock index.

    The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index (the "S&P 100 Index") is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4) reduced by transaction costs. If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2) increased by transaction costs.

    Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.


    The Fund may purchase and sell foreign currency futures contracts to attempt to protect its current or intended foreign investments from fluctuations in currency exchange rates, or for non-hedging purposes, in an attempt to benefit from such fluctuations. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. The Fund may also sell futures contracts in a foreign currency even if it does not hold securities denominated in such currency, if it anticipates a decline in the value of such currency.


    Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired. The Fund could also purchase futures contracts on a currency if it expected the currency to rise in value, even if the Fund did not anticipate purchasing securities denominated in that currency.

    Although the use of futures for hedging, if correctly used, may minimize the risk of loss due to a decline in the value of the hedged position (e.g., if the Fund sells a futures contract to protect against losses in the debt securities held by the Fund), they do not eliminate the risk of loss and at the same time the futures contract limits any potential gain which might result from an increase in value of a hedged position.

    In addition, the ability effectively to hedge all or a portion of the Fund's investments through transactions in futures contracts depends on the degree to which movements in the value of the debt securities underlying such contracts correlate with movements in the value of the Fund's securities. If the security underlying a futures contract is different than the security being hedged, they may not move to the same extent or in the same direction. In that event, the Fund's hedging strategy might not be successful and the Fund could sustain losses on these hedging transactions which would not be offset by gains on the Fund's other investments or, alternatively, the gains on the hedging transaction might not be sufficient to offset losses on the Fund's other investments. It is also possible that there may be a negative correlation between the security underlying a futures contract and the securities being hedged, which could result in losses both on the hedging transaction and the securities. In these and other instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken. Similarly, even where the Fund enters into futures transactions other than for hedging purposes, the effectiveness of its strategy may be affected by lack of correlation between changes in the value of the futures contracts and changes in value of the underlying securities, currencies or indices.

    The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contract was originally entered into. There can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the futures contract or to meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the ability effectively to use futures transactions for hedging or other purposes.

    The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


    Investments in futures contracts also entail the risk that if the portfolio manager's investment judgment about the general direction of interest rates, equity markets or other economic factors is incorrect, the Fund's overall performance may be poorer than if any such contract had not been entered into. For example, if the Fund entered into a futures contract in the belief that interest rates would increase and interest rates decreased instead, the Fund would have offsetting losses in its futures positions. Similarly, if the Fund purchased futures contracts expecting a decrease in interest rates and interest rates instead increased, the Fund would have losses in its futures positions which would increase the amount of the losses on the securities in its portfolio which would also decline in value because of the increase in interest rates. In addition, in such situations, if the Fund has insufficient cash, the Fund may have to sell bonds from its investments to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so.


    CFTC regulations require compliance with certain limitations in order to assure that the Fund is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations prohibit the Fund from purchasing or selling futures contracts (other than for bona fide hedging transactions) if, immediately thereafter, the sum of the amount of initial margin required to establish the Fund's non-hedging futures positions would exceed 5% of the Fund's net assets. These limitations apply only to instruments regulated by the CFTC, and may not apply to all of the Fund's transactions in futures contracts.

    The Fund will comply with this CFTC requirement, if applicable. In addition, an amount of cash or liquid securities will be maintained by the Fund in a segregated account so that the amount so segregated, plus the applicable margin held on deposit, will be approximately equal to the amount necessary to satisfy the Fund's obligations under the futures contract, or the Fund will otherwise "cover" its positions in accordance with applicable policies and regulations.

    The use of futures contracts potentially exposes the Fund to the effects of "leveraging," which occurs when futures are used so that the Fund's exposure to the market is greater than it would have been if the Fund had invested directly in the underlying securities. "Leveraging" increases the Fund's potential for both gain and loss.

OPTIONS

    The Fund may write call and put options and purchase call and put options on securities for hedging and non-hedging purposes. Call and put options written by the Fund will be covered in the manner set forth below, or the Fund will segregate cash or liquid securities equal to the value of the securities underlying the option.

    A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. A put option is "covered" if the Fund maintains cash or liquid securities with a value equal to the exercise price in a segregated account, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Even if the Fund's obligation is covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise. Covering an option does not protect the Fund from risk of loss.

    When the Fund writes a call option, the Fund, in return for a fee, or "premium", agrees to sell a security at the exercise price, if the holder exercises the right to purchase prior to the expiration date of the call option. If the Fund holds the security in question, the Fund gives up some or all of the opportunity to profit from the increase in the market price of the security during the life of the option. The Fund retains the risk of loss should the price of the security decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

    The Fund may terminate a call option it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from closing a purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, if the Fund holds the underlying security any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security. If the Fund does not hold the underlying security, the Fund's loss could be unlimited.

    The Fund may write put options in an attempt to enhance its current return. Such option transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option written by the Fund gives the holder the right to sell, and, in return for a premium, obligates the Fund to buy, a security at the exercise price at any time before the expiration date.

    In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund may also receive a return on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a loss to the Fund, unless the security later appreciates in value. The Fund may terminate a put option it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

    The Fund may purchase options for hedging purposes or to increase the Fund's return. When put options are purchased as a hedge against a decline in the value of portfolio securities, the put options may be purchased at or about the same time that the Fund purchases the underlying security or at a later time. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. Similarly, when put options are used for non-hedging purposes, the Fund may make a profit when the price of the underlying security or instrument falls below the strike price. If the price of the underlying security or instrument does not fall sufficiently, the options may expire unexercised and the Fund would lose the premiums it paid for the option. If the price of the underlying security or instrument falls sufficiently and the option is exercised, the amount of any resulting profit will be offset by the amount of premium paid.

    The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the premium would be lost.

    Call options may also be purchased in order to increase the Fund's return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a call option may be sold by the Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend upon whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The purchase of call options on securities that the Fund owns, when the Fund is substantially fully invested, is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility.

    The Fund may write (sell) call and put options and purchase call and put options on securities indices. The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (2) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.


    The Fund may cover call options on securities indices by owning securities whose price changes, in the opinion of the portfolio manager, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on securities indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. The Fund may cover put options on securities indices by maintaining cash or liquid securities with a value equal to the exercise price in a segregated account or by holding a put on the same securities index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. Put and call options on securities indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Investors should be aware that although the Fund will only write call or put options on securities indices that are covered, covering an option does not protect the Fund from risk of loss.


    The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, a Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.


    The Fund may purchase put options on securities indices when the portfolio manager believes that there may be a decline in the prices of the securities covered by the index. The Fund will realize a gain if the put option appreciates in excess of the premium paid for the option. If the option does not increase in value, the Fund's loss will be limited to the premium paid for the option plus related transaction costs.


    The Fund may purchase call options on securities indices to take advantage of an anticipated broad market advance, or an advance in an industry or market segment. The Fund will bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on securities indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility.

    Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of the Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. However, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the Manager or the Subadviser desires that the Fund engage in such a transaction.


    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund realizes a gain or loss from purchasing or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by the Fund of options on securities indices is subject to the portfolio manager's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities. When the Fund purchases or writes securities index options as a hedging technique, the Fund's success will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected.


    The Fund's purchase or sale of securities index options in an attempt to enhance performance involves speculation and may be very risky and cause losses, which, in the case of call options written, are potentially unlimited.

    The Fund may purchase over-the-counter ("OTC") or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation assures that all transactions are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

    Listed options may have a liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to the expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally sold the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until the Fund, as an OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

    The Fund may purchase and write options on foreign currencies as more fully described in "Foreign Currency Exchange Transactions". The Fund may also purchase or write call options on futures contracts as more fully described in "Options on Futures Contracts" below.

    The Fund's use of options may involve leveraging. Leveraging adds increased risks to the Fund, because the Fund's losses may be out of proportion to the amount invested in the instrument -- a relatively small investment may lead to much greater losses.

OPTIONS ON FUTURES CONTRACTS

    The Fund may purchase and write options to buy or sell futures contracts in which the Fund may invest. Such investment strategies may be used for hedging and non-hedging purposes.

    An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

    A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date), as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profits or loss on the transaction.

    Options on futures contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges.

    The Fund may cover the writing of call options on futures contracts (a) through purchases of the underlying futures contract, (b) through ownership of the instrument, or instruments included in the index underlying the futures contract, or (c) through the holding of a call on the same futures contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or securities in a segregated account. The Fund may cover the writing of put options on futures contracts (a) through sales of the underlying futures contract, (b) through segregation of cash or liquid securities in an amount equal to the value of the security or index underlying the futures contract, (c) through the holding of a put on the same futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. Put and call options on futures contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call option on a futures contract written by the Fund, the Fund will be required to sell the underlying futures contract which, if the Fund has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract written by the Fund is exercised, the Fund will be required to purchase the underlying futures contract which, if the Fund has covered its obligation through the sale of such contract, will close out its futures position.

    The writing of a call option on a futures contract may be used as a partial hedge against declining prices of the securities deliverable on exercise of the futures contract. The Fund will receive an option premium when it writes the call, and, if the price of the futures contract at expiration of the option is below the option exercise price, the Fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the Fund's security holdings. Similarly, the writing of a put option on a futures contract may be used as a partial hedge against increasing prices of the securities deliverable upon exercise of the futures contract. If the Fund writes an option on a futures contract and that option is exercised, the Fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. The Fund's ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities held by the Fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and the Fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for the Fund to incur a loss on both the hedging instrument and the futures contract being hedged.

    The Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.


    The Fund may also purchase options on futures contracts for non-hedging purposes, in order to take advantage of projected market advances or declines or changes in interest rates or exchange rates. For example, the Fund can buy a call option on a bond futures contract when the portfolio manager believes that the underlying futures contract will rise. If prices do rise, the Fund could exercise the option and acquire the underlying futures contract at the strike price or the Fund could offset the long call position with a sale and realize a profit. Or, the Fund can sell a call option if the portfolio manager believes that futures prices will decline. If prices decline, the call will likely not be exercised and the Fund would profit. However, if the underlying futures contract should rise, the buyer of the option would likely exercise the call against the Fund and acquire the underlying futures position at the strike price; the Fund's loss in this case could be unlimited.


    The Fund's use of options on futures contracts may involve leveraging. Leveraging adds increased risks to the Fund, because the Fund's losses may be out of proportion to the amount invested in the instrument -- a relatively small investment may lead to much greater losses.

REPURCHASE AGREEMENTS


    The Fund may invest in repurchase agreements collateralized by securities in which the Fund may otherwise invest. Repurchase agreements are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (frequently overnight and usually not more than seven days) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. The Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Fund are fully collateralized, with such collateral being marked to market daily. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering the resale price. To the extent that, in the meantime, the value of the securities purchased has decreased, the Fund could experience a loss.


REVERSE REPURCHASE AGREEMENTS


    The Fund may enter into reverse repurchase agreements subject to the Fund's investment restriction on borrowing. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When the Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be segregated. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing by the Fund. In the event of the bankruptcy of the other party to a reverse repurchase agreement, the Fund could experience delays in recovering the securities sold. To the extent that, in the meantime, the value of the securities sold has changed, the Fund could experience a loss.


SECURITIES OF NON-U.S. ISSUERS

    The Fund may invest in securities of non-U.S. issuers. The Fund does not intend to invest more than 25% of its assets in non-U.S. securities, including depositary receipts.


    Investing in securities issued by foreign governments or by companies whose principal business activities are outside the United States may involve significant risks not present in U.S. investments. For example, the value of such securities fluctuates based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about non- U.S. issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Non-U.S. issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Investments in securities of non-U.S. issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of other countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.


    It is anticipated that in most cases the best available market for securities of non-U.S. issuers would be on exchanges or in over-the-counter markets located outside the U.S. Non-U.S. securities markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some non-U.S. issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Prices at which the Fund may acquire securities may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund. Non-U.S. securities trading practices, including those involving securities settlement where the Fund's assets may be released prior to receipt of payments, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a non-U.S. broker-dealer. In addition, non-U.S. brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of non-U.S. securities exchanges, brokers and listed companies than in the U.S.

    The Fund may invest in issuers located in developing countries. All of the risks of investing in non-U.S. securities are heightened by investing in developing countries. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries with more mature economies; such markets often have provided greater risks to investors. These heightened risks include (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability;
(ii) the small current size of markets for securities of issuers based in developing countries and the currently low or non-existent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures. Such characteristics can be expected to continue in the future.

    The costs attributable to non-U.S. investing, such as the costs of maintaining custody of securities in non-U.S. countries, frequently are higher than those attributable to U.S. investing. As a result, the operating expense ratios of the Fund may be higher than those of investment companies investing exclusively in U.S. securities.

    The Fund may invest up to 5% of its assets in closed-end investment companies which primarily hold non-U.S. securities. Investments in closed-end investment companies which primarily hold securities of non-U.S. issuers may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

    American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of non-U.S. issuers provide an alternative method for the Fund to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

    ADRs, EDRs, and GDRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.

    The Fund may invest in securities of non-U.S. issuers that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than securities of non-U.S. issuers of the same class that are not subject to such restrictions.


EURO CONVERSION

    The Fund may invest in securities of issuers in European countries. Certain European countries have joined the European Economic and Monetary Union (EMU). Each EMU participant's currency began a conversion into a single European currency, called the euro, on January 1, 1999, to be completed by July 1, 2002. The consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities held by the Fund are presently unclear. European financial markets, and therefore, the Fund, could be adversely affected if the euro conversion does not continue as planned or if a participating country chooses to withdraw from the EMU. The Fund could also be adversely affected if the computing, accounting and trading systems used by its service providers are not capable of processing transactions related to the euro. These issues may negatively affect the operations of the companies in which the Fund invests as well.


FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund may engage in foreign currency exchange transactions as an attempt to protect against uncertainly in the level of future foreign currency exchange rates or as an attempt to enhance performance. The Fund may enter into foreign currency exchange transactions to convert U.S. currency to non-U.S. currency and non-U.S. currency to U.S. currency, as well as convert one non-U.S. currency to another non-U.S. currency. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange markets, or uses forward contracts to purchase or sell non-U.S. currencies.

    The Fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades. The Fund may enter into forward contracts for hedging and non-hedging purposes, including transactions entered into for the purposes of profiting from anticipated changes in foreign currency exchange rates.

    Forward contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the futures and options contracts described herein. A forward contract entered into by the Fund may involve the purchase or sale, for a fixed amount of U.S. currency, of another currency. The Fund may also enter into forward contracts for the purchase or sale, for a fixed amount of a non-U.S. currency, of another non- U.S. currency.

    When the Fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the Fund may be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.


    When the portfolio manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell the non-U.S. currency for a fixed amount of U.S. dollars. If the Fund owns securities in that currency, the portfolio manager may enter into a contract to sell the non-U.S. currency in an amount of non-U.S. currency approximating the value of some or all of the Fund's securities denominated in such non-U.S. currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible since the future value of such securities in non-U.S. currencies changes as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.


    At the maturity of a forward contract, the Fund will either deliver the non-U.S. currency, or terminate its contractual obligation to deliver the non-U.S. currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the Fund will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the Fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.

    Where the Fund enters into a forward contract with respect to securities it holds denominated in the non-U.S. currency, it is impossible to forecast with precision the market value of the Fund's securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the Fund is obligated to deliver.

    When the Fund enters into a forward contract for non-hedging purposes, there is a greater potential for profit but also a greater potential for loss. For example, the Fund may purchase a given foreign currency through a forward contract if the value of such currency is expected to rise relative to the U.S. dollar or another foreign currency. Conversely, the Fund may sell the currency through a forward contract if the value of the currency is expected to decline against the dollar or another foreign currency. The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase gross income. Where exchange rates do not move in the direction or the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions should be considered speculative and could involve significant risk of loss.

    The Fund has established procedures consistent with policies of the Securities and Exchange Commission ("SEC") concerning forward contracts. Those policies currently require that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment or that the Fund covers its position in accordance with applicable regulations and policies.

    The Fund may purchase put options on a currency in an attempt to protect against currency rate fluctuations or to seek to enhance gains. When the Fund purchases a put option on a currency, the Fund will have the right to sell the currency for a fixed amount in U.S. dollars, or other currency. Conversely, where a rise in the value of one currency is projected against another, the Fund may purchase call options on the currency, giving it the right to purchase the currency for a fixed amount of U.S. dollars or another currency. The Fund may purchase put or call options on currencies, even if the Fund does not currently hold or intend to purchase securities denominated in such currencies.

    The benefit to the Fund from purchases of currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options.

    The Fund may write options on currencies for hedging purposes or otherwise in an attempt to achieve its investment objective. For example, where the Fund anticipates a decline in the value of the U.S. dollar value of a foreign security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the Fund may be offset by the amount of the premium received. If the expected decline does not occur, the Fund may be required to sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The Fund could also write call options on a currency, even if it does not own any securities denominated in that currency, in an attempt to enhance gains. In that case, if the expected decline does not occur, the Fund would be required to purchase the currency and sell it at a loss, which may not be offset by the premium received. The losses in this case could be unlimited.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a foreign security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. However, the writing of a currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, the Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The Fund could also write put options on a currency, even if it does not own, or intend to purchase, any securities denominated in that currency. In that case, if the expected increase does not occur, the Fund would be required to purchase the currency at a price that is greater than the current exchange rate for the currency, and the losses in this case could exceed the amount of premium received for writing the options, and could be unlimited.

    Options on foreign currencies are traded on U.S. or foreign exchanges or in the over-the-counter market. The Fund may enter into transactions in options on foreign currencies that are traded in the over-the-counter market. These transactions are not afforded the protections provided to traders on organized exchanges or those regulated by the CFTC. In particular, over-the-counter options are not cleared and guaranteed by a clearing corporation, thereby increasing the risk of counterparty default. In addition, there may not be a liquid market on these options, which may prevent the Fund from liquidating open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market conditions.

    The purchase and sale of foreign currency options are subject to the risks of the availability of a liquid secondary market and counterparty risk, as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible interventions by governmental authorities and the effects of other political and economic events. In addition, the value of the Fund's positions in foreign currency options could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States or at a Subadviser's place of business, and (4) imposition of different exercise and settlement terms and procedures and margin requirements than in the United States.

    In addition, because foreign currency transactions occurring in the interbank market generally involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.


    There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets, or other markets used by the portfolio manager are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that may not be reflected in the U.S. or other markets used by the Fund.


    Put and call options on non-U.S. currencies written by the Fund will be covered by segregation of cash and liquid securities in an amount sufficient to discharge the Fund's obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

    The Fund may engage in proxy hedges and cross hedges. For example, in a proxy hedge, the Fund, having purchased a security, would sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold might be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. The Fund may enter into a cross hedge if a particular currency is expected to decrease against another currency. For example, the Fund would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an attempt to protect against declines in value of the Fund's holdings denominated in the currency sold.

    Investing in ADRs and other depositary receipts presents many of the same risks regarding currency exchange rates as investing directly in securities traded in currencies other than the U.S. dollar. Because the securities underlying ADRs are traded primarily in non-U.S. currencies, changes in currency exchange rates will affect the value of these receipts. For example, a decline in the U.S. dollar value of another currency in which securities are primarily traded will reduce the U.S. dollar value of such securities, even if their value in the other non-U.S. currency remains constant, and thus will reduce the value of the receipts covering such securities. The Fund may employ any of the above described foreign currency hedging techniques to protect the value of its assets invested in depositary receipts.


    Of course, the Fund is not required to enter into the transactions described above and does not do so unless deemed appropriate by the portfolio manager. It should be realized that under certain circumstances, the Fund may not be able to hedge against a decline in the value of a currency, even if the Manager or the Subadviser deems it appropriate to try to do so, because doing so would be too costly. Transactions entered into to protect the value of the Fund's securities against a decline in the value of a currency (even when successful) do not eliminate fluctuations in the underlying prices of the securities. Additionally, although hedging transactions may tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.


    Investors should also be aware of the increased risk to the Fund and its investors when it enters into foreign currency exchange transactions for non-hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which are not offset by increases in the value of the Fund's other assets. Although the Fund is required to segregate assets or otherwise cover certain types of transactions, this does not protect the Fund against risk of loss. Furthermore, the Fund's use of foreign currency exchange transactions may involve leveraging. Leveraging adds increased risks to the Fund, because the Fund's losses may be out of proportion to the amount invested in the instrument--a relatively small investment may lead to much greater losses.

    The Fund may also engage in currency swaps and other similar transactions as more fully described under "Swaps and Related Transactions" below.

SWAPS AND RELATED TRANSACTIONS

    The Fund may enter into interest rate swaps, currency swaps, equity swaps and other types of available swap agreements, such as caps, collars and floors, for the purpose of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. An equity swap is an agreement to exchange cash flows on a principal amount based on changes in the values of the reference index. A currency swap is an agreement to exchange cash flows on a principal amount based on changes in the values of the currency exchange rates. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

    The Fund will maintain liquid assets with its custodian or otherwise cover its current obligations under swap transactions in accordance with current regulations and policies applicable to the Fund.


    The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, equity, currency or other factor that determines the amount of payments to be made under the arrangement. If the portfolio manager is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. The Fund will not enter into any swap unless the portfolio manager deems the counterparty to be creditworthy. If the counterparty's creditworthiness declines, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.


    Swap agreements are subject to the Fund's overall limit that not more than 15% of its net assets may be invested in illiquid securities.

    Engaging in swap and related transactions may involve leveraging. Leveraging adds increased risks to the Fund, because the Fund's losses may be out of proportion to the amount invested in the instrument--a relatively small investment may lead to much greater losses.

ADDITIONAL DISCLOSURE REGARDING DERIVATIVES

    Transactions in options may be entered into on U.S. exchanges regulated by the SEC, in the over-the-counter market and on foreign exchanges, while forward contracts may be entered into only in the over-the-counter market. Futures contracts and options on futures contracts may be entered into on U.S. exchanges regulated by the CFTC and on foreign exchanges. The securities underlying options and futures contracts traded by the Fund may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

    Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets. For example, the Fund may sell futures contracts on an index of securities in order to profit from any anticipated decline in the value of the securities comprising the underlying index. In such instances, any losses on the futures transactions will not be offset by gains on any portfolio securities comprising such index, as might occur in connection with a hedging transaction.

    The use of certain derivatives, such as futures, forward contracts, and written options may involve leverage for the Fund because they create an obligation, or indebtedness, to someone other than the Fund's investors and enable the Fund to participate in gains and losses on an amount that exceeds its initial investment. If the Fund writes a stock put option, for example, it makes no initial investment, but instead receives a premium in an amount equal to a fraction of the price of the underlying stock. In return, the Fund is obligated to purchase the underlying stock at a fixed price, thereby being subject to losses on the full stock price.

    Likewise, if the Fund purchases a futures contract, it makes an initial margin payment that is typically a small percentage of the contract's price. However, because of the purchase, the Fund will participate in gains or losses on the full contract price.

    Other types of derivatives provide the economic equivalent of leverage because they display heightened price sensitivity to market fluctuations, such as changes in stock prices or interest rates. These derivatives magnify the Fund's gain or loss from an investment in much the same way that incurring indebtedness does. For example, if the Fund purchases a stock call option, the Fund pays a premium in an amount equal to a fraction of the stock price, and in return, the Fund participates in gains on the full stock price. If there were no gains, the Fund generally would lose the entire initial premium.

    Options, futures contracts, options on futures contracts, forward contracts and swaps may be used alone or in combinations in order to create synthetic exposure to securities in which the Fund otherwise invests.

    The use of derivatives may increase the amount of taxable income of the Fund and may affect the amount, timing and character of the Fund's income for tax purposes, as more fully discussed herein in the section entitled "Tax Matters."

SECURITIES RATED BAA OR BBB

    The Fund may purchase securities rated Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Group and securities of comparable quality, which may have poor protection of payment of principal and interest. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating. The market prices of these securities may fluctuate more than higher- rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Less than 5% of the Fund's investments consist of securities rated Baa by Moody's or BBB by Standard & Poor's.

CONVERTIBLE SECURITIES

    The Fund may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

    In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

MORTGAGE-BACKED SECURITIES


    The Fund may invest in mortgage-backed securities. Some mortgage-backed securities represent interests in pools of mortgage loans. Interests in pools of mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages.


    The principal governmental issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the United States Government while obligations of FNMA and FHLMC are supported by the respective agency only. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value which may result in a loss.


    Mortgage-backed securities may also be issued by private issuers such as commercial banks, savings and loans, mortgage bankers and private mortgage insurance companies. These obligations are not backed by any governmental authority or agency.

    A portion of the Fund's assets may be invested in collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by GNMA, FNMA, or FHLMC but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The Fund may also invest a portion of its assets in multi-class pass-through securities which are interests in a trust composed of Mortgage Assets. CMOs (which include multi-class pass-through securities) may be issued by agencies, authorities or instrumentalities of the U.S. Government or by private originators of or investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. In a CMO, a series of bonds or certificates is usually issued in multiple classes with different maturities. Each class of a CMO, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in various ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.


    Even if the U.S. government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. This particular risk, referred to as "maturity extension risk," may effectively convert a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. Thus, rising interest rates would not only likely decrease the value of the Fund's fixed income securities, but would also increase the inherent volatility of the Fund by effectively converting short-term debt instruments into long-term debt instruments. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.

    The Fund may invest a portion of its assets in stripped mortgage-backed securities, which are derivative multiclass mortgage securities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of stripped mortgage-backed security will have one class receiving some of the interest and the remainder of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (an interest only security, or "IO") while the other class will receive all of the principal (a principal only security, or "PO"). The risk of early prepayments is the primary risk associated with IOs. In some instances early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with POs are the potential extension of average life and/or depreciation due to rising interest rates.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS

    The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost principal and interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee. However, the Fund takes the risk that the market price of the mortgage-backed security will drop below the future purchase price. When the Fund uses a mortgage dollar roll, it is also subject to the risk that the other party to the agreement will not be able to perform. A "covered roll" is a specific type of dollar roll for which the Fund establishes a segregated account with liquid securities equal in value to the securities subject to repurchase by the Fund.
The Fund will invest only in covered rolls.

CORPORATE ASSET-BACKED SECURITIES

    As described in the Prospectus, certain of the Fund's assets may be invested in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, including but not limited to credit card and automobile loan receivables, representing the obligations of a number of different parties.

    Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the assets backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

    Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

ZERO-COUPON AND PAYMENT-IN-KIND BONDS

    The Fund may invest in zero-coupon obligations, such as zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to investors even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the Fund to liquidate investments in order to satisfy its dividend requirements.

U.S. GOVERNMENT SECURITIES

    The Fund may invest in debt obligations that are backed, as to the timely payment of interest and principal, by the full faith and credit of the U.S. government. The Fund may also invest in other obligations issued by agencies or instrumentalities of the U.S. government, some of which are supported by the right of the issuer to borrow from the U.S. Treasury and some of which are backed only by the credit of the issuer itself.

    The debt obligations in which assets of the Fund may be invested include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years); and (2) obligations issued or guaranteed by U.S. government agencies, authorities or instrumentalities.

    When and if available, U.S. government obligations may be purchased at a discount from face value. However, it is not intended that such securities will be held to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive.

    Although U.S. government obligations which are purchased for the Fund may be backed, as to the timely payment of interest and principal, by the full faith and credit of the U.S. government, interests in the Fund are neither insured nor guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

BANK OBLIGATIONS

    The Fund may invest in bank obligations, i.e., certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

COMMERCIAL PAPER

    The Fund may invest in commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

OTHER INVESTMENT COMPANIES

    Subject to applicable statutory and regulatory limitations, assets of the Fund may be invested in shares of other investment companies. The Fund may invest its assets in closed-end investment companies as permitted by applicable law.

SHORT SALES "AGAINST THE BOX"

    In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund, in accordance with applicable investment restrictions, may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

    In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position is maintained for the Fund by the custodian or qualified sub-custodian. While the short sale is open, an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities are maintained in a segregated account for the Fund. These securities constitute the Fund's long position.

    The Fund does not engage in short sales against the box for investment purposes. The Fund may, however, make a short sale against the box as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount the Fund owns. There are certain additional transaction costs associated with short sales against the box, but the Fund endeavors to offset these costs with the income from the investment of the cash proceeds of short sales.

    The Manager does not expect that more than 40% of the Fund's total assets would be involved in short sales against the box. The Manager does not currently intend to engage in such sales.

LENDING OF SECURITIES


    Consistent with applicable regulatory requirements and in order to generate income, the Fund may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of the collateral (subject to a rebate payable to the borrower). Where the borrower provides the Fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Fund a fee for use of the borrowed securities. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the portfolio manager to be of good standing. In addition, the Fund could suffer loss if the borrower terminates the loan and the Fund is forced to liquidate investments in order to return the cash collateral to the buyer. The portfolio manager will make loans only when, in its judgment, the consideration which can be earned currently from loans of this type justifies the attendant risk. If the portfolio manager determines to make loans, it is not intended that the value of the securities loaned by the Fund would exceed 30% of the market value of its total assets.


WHEN-ISSUED SECURITIES

    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, meaning that delivery of the securities occurs beyond customary settlement time. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. It is expected that, under normal circumstances, the Fund would take delivery of such securities but the Fund may sell them before the settlement date. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with SEC policies. Since those policies currently require that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the Fund intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. The when-issued securities are subject to market fluctuations, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued basis may increase the volatility of its net asset value.

RULE 144A SECURITIES


    The Fund may purchase securities that are not registered under the Securities Act of 1933 (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act ("Rule 144A securities"). However, the Fund does not invest more than 15% of its net assets (taken at market value) in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and Rule 144A securities, unless, in the case of Rule 144A securities, the Board of Trustees of the Trust determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the portfolio manager the daily function of determining and monitoring liquidity of Rule 144A securities.


PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS

    The Fund may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

ADDITIONAL INFORMATION

    At times, a substantial portion of the Fund's assets may be invested in securities as to which the Fund, by itself or together with other funds and accounts managed by Citibank and its affiliates, holds all or a major portion. Although Citibank generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when Citibank believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. In order to enforce its rights in the event of a default under such securities, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the Fund's operating expenses and adversely affect the Fund's net asset value.

DEFENSIVE STRATEGIES

    During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments in a lower quality or longer term.

                         4.  INVESTMENT RESTRICTIONS

    The Trust, on behalf of the Fund, has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting at which the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    The Fund may not:

        (1) Borrow money if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

        (2) Make loans to other persons if such loans are specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

        (3) Purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the Fund more than 10% of the voting securities of such issuer to be held by the Fund; provided that, for purposes of this restriction, the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further that the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

        (4) Purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the Fund's total assets more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state); provided that, for purposes of this restriction, the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further that the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

        (5) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction.

        (6) Underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except in so far as the Fund may technically be deemed an underwriter under the Securities Act in selling a security.

        (7) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein) or interests in oil, gas or mineral leases in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund from purchasing or selling futures contracts or options thereon, and the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund).

        (8) Purchase or sell commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund from purchasing or selling futures contracts or options thereon).

        (9) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

    For purposes of restriction (1) above, covered dollar rolls and arrangements with respect to securities lending are not treated as borrowing.

    As an operating policy, the Fund will not invest more than 15% of its net assets (taken at market value) in securities for which there is no readily available market. This policy is not fundamental and may be changed without shareholder approval.

    If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities or a later change in the rating of the securities held for the Fund is not considered a violation of policy. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                         5.  PERFORMANCE INFORMATION

    Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield or total rate of return. All performance information is historical and is not intended to indicate future performance. Yield and total rates of return fluctuate in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.

    The Fund may provide its period, annualized, cumulative, and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period, reflects any change in net asset value per share and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period. Average annual total return figures represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time.

    A total rate of return quotation for the Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

    Average annual total return is a measure of the Fund's performance over time. It is determined by taking the Fund's performance over a given period and expressing it as an average annual rate. The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 initial investment in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.


    Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of a period, deducting (as applicable) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period.

    Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges. Total return calculations that do not include the effect of sales charges would be reduced if such charges were included.

    The Fund may provide annualized "yield" and "effective yield" quotations. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period is stated in any such advertisement or communication). This income is then annualized, that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one-year period and is shown as a percentage of the public offering price on the last day of that period. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that 30-day or one-month period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.


    Any current yield quotation for the Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30 calendar day or one month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the public offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.


    In computing total rates of return and yield quotations, all Fund expenses are included. However, fees that may be charged directly to a shareholder by that shareholder's broker dealer, Service Agent or other financial intermediaries are not included. Of course, any such fees charged by a shareholder's Service Agent will reduce the shareholder's net return on investment.

    Set forth below is average annual total rate of return information for shares of the Fund for the periods indicated, assuming that dividends and capital gains distributions, if any, were reinvested. All outstanding shares were designated Class A shares on January 4, 1999. Prior to January 4, 1999 there were no sales charges on the purchase or sale of the Fund's shares. The Class A performance for past periods has therefore been adjusted to reflect the maximum sales charge currently in effect. The Fund offered Class B shares beginning January 4, 1999. For periods prior to that date, Class B share performance includes the performance of the Fund's Class A shares, adjusted to take into account the deduction of the Class B contingent deferred sales charge, which declines over six years from 5% to 0%, rather than the initial sales charge applicable to Class A shares. This blended performance has been adjusted to take into account differences in class specific operating expenses.


    Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they would otherwise have been.


                                                                                            REDEEMABLE VALUE
                                                                                           OF A HYPOTHETICAL
                                                                       AVERAGE ANNUAL      $1,000 INVESTMENT
                                                                         TOTAL RATE          AT THE END OF
CLASS A                                                                   OF RETURN            THE PERIOD
-------                                                                   ---------            ----------
October 19, 1990 (commencement of operations) to October 31, 1999          11.37%              $2,646.31
Five Years Ended October 31, 1999 ...................................      10.84%              $1,673.07
One Year Ended October 31, 1999 .....................................       2.83%              $1,028.28

CLASS B
-------
January 4, 1999 (commencement of operations) to October 31, 1999           (2.16)%             $  978.39
Five Years Ended October 31, 1999 ...................................       9.99%              $1,609.52
One Year Ended October 31, 1999 .....................................       1.91%              $1,019.09

    The annualized yield of the Class A shares of the Fund for the 30-day period ended on October 31, 1999 was 2.88%. The annualized yield of the Class B shares of the Fund for the 30-day period ended on October 31, 1999 was 2.19%.


    Comparative performance information may be used from time to time in advertising shares of the Fund, including data from Lipper Analytical Services, Inc. and other industry sources and publications. From time to time the Fund may compare its performance against inflation with the performance of other instruments against inflation, such as FDIC-insured bank money market accounts. In addition, advertising for the Fund may indicate that investors should consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Fund may refer to or discuss current or past economic or financial conditions, developments and events. The Fund's advertising materials also may refer to the integration of the world's securities markets, discuss the investment opportunities available worldwide and mention the increasing importance of an investment strategy including non- U.S. investments.

    For advertising and sales purposes, the Fund will generally use the performance of Class A shares. All outstanding Fund shares were designated Class A shares on January 4, 1999. Performance prior to that date will be adjusted to include the sales charges currently in effect. Class A shares are sold at net asset value plus a current maximum sales charge of 5.00%. Performance will typically include this maximum sales charge for the purposes of calculating performance figures. If the performance of Class B shares is used for advertising and sales purposes, performance after class inception on January 4, 1999 will be actual performance, while performance prior to that date will be Class A performance, adjusted to reflect the differences in sales charges (but may not reflect the differences in fees and expenses) between the classes. For these purposes, it will be assumed that the maximum contingent deferred sales charge applicable to the Class B shares is deducted at the times, in the amount, and under the terms stated in the Prospectus. Class B share performance generally would have been lower than Class A performance, had the Class B shares been offered for the entire period, because the expenses attributable to Class B shares are higher than the expenses attributable to the Class A shares. Fund performance may also be presented in advertising and sales literature without the inclusion of sales charges.

                    6.  DETERMINATION OF NET ASSET VALUE;
                           VALUATION OF SECURITIES

    The net asset value per share of the Fund is determined for each class on each day during which the New York Stock Exchange is open for trading (a "Business Day"). As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class (including its interest in the Portfolios), then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the Distributor prior to its calculation.

    The value of each Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fund is determined. The net asset value of the Fund's investment in a Portfolio is equal to the Fund's pro rata share of the net assets of the Portfolio.

    For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or if there are no market rates, at fair value, at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees of the Trust.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the New York Stock Exchange and may also take place on days on which the Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net asset value is calculated, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Interest income on long-term obligations held for the Fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of any premium.

             7.  ADDITIONAL INFORMATION ON THE PURCHASE AND SALE
                   OF FUND SHARES AND SHAREHOLDER PROGRAMS

    As described in the Prospectus, the Fund provides you with alternative ways of purchasing shares based upon your individual investment needs.

    Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares in eight years as more fully described below.

    Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

CLASS A SHARES

    You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge depending upon the amount of your purchase, or the sales charge may be waived in its entirety, as described below under "Sales Charge Waivers." If you qualify to purchase Class A shares without a sales load, you should purchase Class A shares rather than Class B shares because Class A shares pay lower fees. Class A shares are also subject to an annual distribution/service fee of up to 0.25%. See "Distributor." Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase on October 31, 1999 of Class A shares from the Fund aggregating less than $25,000 subject to the schedule of sales charges set forth below.


                                                   CITIFUNDS BALANCED PORTFOLIO
                                                   ----------------------------
Net Asset Value per share ................................    $14.42
Per Share Sales Charge -- 5.00% of public
  offering price (5.26% of net asset value per share) ....    $ 0.76
Per Share Offering Price to the Public ...................    $15.18


    The Fund receives the entire net asset value of all Class A shares that are sold. The Distributor retains the full applicable sales charge from which it pays the uniform reallowances shown in the table below.

    The front-end sales charge for Class A shares expressed as a percentage of offering price and net asset value, and the dealer reallowance expressed as a percentage of the offering price is set forth in the table below. The Fund has established certain shareholder programs that may permit you to take advantage of the lower rates available for larger purchases, as described under "Shareholder Programs" below.

                                                         SALES CHARGE               SALES CHARGE            DEALER REALLOWANCE
AMOUNT OF                                                  AS A % OF                  AS A % OF                  AS A % OF
INVESTMENT                                              OFFERING PRICE               INVESTMENT               OFFERING PRICE
----------                                              --------------               ----------               --------------
Less than $25,000 ................................           5.00%                      5.26%                      4.50%
$25,000 to less than $50,000 .....................           4.00%                      4.17%                      3.60%
$50,000 to less than $100,000 ....................           3.50%                      3.63%                      3.15%
$100,000 to less than $250,000 ...................           3.00%                      3.09%                      2.70%
$250,000 to less than $500,000 ...................           2.00%                      2.04%                      1.80%
$500,000 or more .................................           none*                      none*                   up to 1.00%
----------
* A contingent deferred sales charge may apply in certain instances. See "Sales Charge Waivers -- Class A" below.

CLASS B SHARES

    Class B shares are sold without a front-end, or initial, sales charge, but you are charged a contingent deferred sales charge (CDSC) when you sell shares within five years of purchase. The rate of CDSC goes down the longer you hold your shares. The table below shows the rates that you pay, as a percentage of the purchase price (or the sale price, whichever is less), depending upon when you sell your shares.

SALE DURING                                          CDSC ON SHARES BEING SOLD
-----------                                          -------------------------
1st year since purchase                                        5.00%
2nd year since purchase                                        4.00%
3rd year since purchase                                        3.00%
4th year since purchase                                        2.00%
5th year since purchase                                        1.00%
6th year (or later) since purchase                             None


    Class B shares pay distribution/service fees of up to 1.00% of the average daily net assets of the Fund represented by the Class B shares. The Distributor pays commissions to brokers, dealers and other institutions of 4.50% of the offering price of Class B shares sold by these entities. These commissions are not paid on exchanges from other CitiFunds or on sales of Class B shares to investors exempt from the CDSC. The Distributor is compensated for these payments through the receipt of the ongoing distribution fees from the Fund, and through the CDSC, if any. The Distributor will also advance the first year service fee to dealers at an annual rate equal to 0.25% of the average daily net assets represented by Class B shares sold by them. As a result, the total amount paid to a dealer upon the purchase of Class B shares may be a maximum of 4.75% of the purchase price of the Class B shares.


    When you sell your shares, the CDSC will be based on either your purchase price, or the sale price, whichever is less. You do not pay a CDSC on shares acquired through reinvestment of dividends, capital gain distributions or on shares representing capital appreciation. The Fund will assume that a redemption of Class B shares is made:

  []  first, of Class B shares representing capital appreciation

  [] next, of shares representing the reinvestment of dividends and capital gains distributions

  [] finally, of other shares held by the investor for the longest period of time.

Under certain circumstances, as set forth below in "Sales Charge Waivers," the CDSC will be waived.

    The holding period of Class B shares of the Fund acquired through an exchange with another CitiFund will be calculated from the date that the Class B shares were initially acquired in the other CitiFund, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in the other fund. When determining the amount of the CDSC, the Fund will use the CDSC schedule of any fund from which you have exchanged shares that would result in you paying the highest CDSC.


ADDITIONAL DEALER CONCESSIONS

    From time to time, the Fund's Distributor or Citibank, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the Fund. Such concessions provided by the Fund's Distributor or Citibank may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Fund, and/or other dealer-sponsored events. From time to time, the Fund's Distributor or Citibank may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

SALES CHARGE WAIVERS


    In certain circumstances, the initial sales charge imposed on purchases of Class A shares, and the CDSC imposed upon sales of Class A or Class B shares, are waived. Waivers are generally instituted in order to promote good will with persons or entities with which Citibank or the Distributor or their affiliates have business relationships, or because the sales effort, if any, involved in making such sales is negligible, or, in the case of certain CDSC waivers, because the circumstances surrounding the sale of Fund shares were not foreseeable or voluntary. These sales charge waivers may be modified or discontinued at any time.

CLASS A--FRONT-END SALES CHARGE

o Reinvestment. The sales charge does not apply to Class A shares acquired through the reinvestment of dividends and capital gains distributions.

o  Eligible Purchasers. Class A shares may be purchased without a sales charge by:

     [] tax exempt organizations under Section 501(c)(3-13) of the Internal
        Revenue Code

     [] trust accounts for which Citibank or any subsidiary or affiliate of Citibank acts as trustee and exercises discretionary investment management authority

     [] accounts for which Citibank or any subsidiary or affiliate of Citibank performs investment advisory services or charges fees for acting as custodian

     [] directors or trustees (and their immediate families), and retired directors or trustees (and their immediate families), of any investment company for which Citibank or any subsidiary or affiliate of Citibank serves as the investment adviser or as a service agent


     [] employees and retired employees of Citibank and its affiliates, CFBDS, Inc. and its affiliates or any Service Agent and its affiliates (including immediate families of any of the foregoing)

     [] investors participating in a fee-based or promotional arrangement sponsored or advised by Citibank or its affiliates


     [] investors participating in a rewards program that offers Fund shares as an investment option based on an investor's balances in selected Citigroup Inc. products and services

     [] employees of members of the National Association of Securities Dealers, Inc., provided that such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase

     [] separate accounts used to fund certain unregistered variable annuity contracts

     [] direct rollovers by plan participants from a 401(k) plan offered to Citigroup employees

     [] shareholder accounts established through a reorganization or similar form of business combination approved by the Fund's Board of Trustees or by the Board of Trustees of any other CitiFund or mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds) the terms of which entitle those shareholders to purchase shares of the Fund or any other CitiFund at net asset value without a sales charge

     [] employee benefit plans qualified under Section 401(k) of the Internal
        Revenue Code with accounts outstanding on January 4, 1999


     [] employee benefit plans qualified under Section 401 of the Internal
        Revenue Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to minimum requirements as may be established by CFBDS with respect to the amount of purchase; currently, the amount invested by the qualified plan in the Fund or in any combination of CitiFunds must total a minimum of $1 million (qualified plans investing through certain programs sponsored by Citibank or its affiliates are not subject to this minimum)


     [] accounts associated with Copeland Retirement Systems

     [] investors purchasing $500,000 or more of Class A shares; however, a contingent deferred sales charge will be imposed on the investments in the event of certain share redemptions within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (not including reinvested dividends and capital gains distributions) or the total cost of the shares; the contingent deferred sales charge on Class A shares will be waived under the same circumstances as the contingent deferred sales charge on Class B shares will be waived; in determining whether a contingent deferred sales charge on Class A shares is payable, and if so, the amount of the charge:

          + it is assumed that shares not subject to the contingent deferred sales charge are the first redeemed followed by other shares held for the longest period of time

          + all investments made during a calendar month will age one month on the last day of the month and each subsequent month

          + any applicable contingent deferred sales charge will be deferred upon an exchange of Class A shares for Class A shares of another CitiFund and deducted from the redemption proceeds when the exchanged shares are subsequently redeemed (assuming the contingent deferred sales charge is then payable)

          + the holding period of Class A shares so acquired through an exchange will be aggregated with the period during which the original Class A shares were held

     [] subject to appropriate documentation, investors where the amount invested represents redemption proceeds from a mutual fund (other than a CitiFund), if:

          + the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed), and

          + the redemption has occurred no more than 60 days prior to the purchase of Class A shares of the Fund

     [] an investor who has a business relationship with an investment consultant or other registered representative who joined a broker-dealer which has a sales agreement with CFBDS from another investment firm within six months prior to the date of purchase by the investor, if:

          + the investor redeems shares of another mutual fund sold through the investment firm that previously employed that investment consultant or other registered representative, and either paid an initial sales charge or was at some time subject to, but did not actually pay, a deferred sales charge or redemption fee with respect to the redemption proceeds

          + the redemption is made within 60 days prior to the investment in the Fund, and

          + the net asset value of the shares of the Fund sold to that investor without a sales charge does not exceed the proceeds of the redemption

CONTINGENT DEFERRED SALES CHARGE:

o Reinvestment. There is no CDSC on shares representing capital appreciation or on shares acquired through reinvestment of dividends or capital gains distributions.

o  Waivers. The CDSC will be waived in connection with:

     [] a total or partial redemption made within one year of the death of the shareholder; this waiver is available where the deceased shareholder is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship, and applies only to redemption of shares held at the time of death

     [] a lump sum or other distribution in the case of an Individual Retirement
        Account (IRA), a self-employed individual retirement plan (Keogh Plan) or a custodian account under Section 403(b) of the Internal Revenue Code, in each case following attainment of age 59 1/2

     [] a total or partial redemption resulting from any distribution following retirement in the case of a tax-qualified retirement plan

     [] a redemption resulting from a tax-free return of an excess contribution to an IRA

     [] redemptions made under the Fund's Systematic Withdrawal Plan

AUTOMATIC CONVERSION OF CLASS B SHARES

    A shareholder's Class B shares will automatically convert to Class A shares in the Fund approximately eight years after the date of issuance. At the same time, a portion of all Class B shares representing dividends and other distributions paid in additional Class B shares will be converted in accordance with procedures from time to time approved by the Fund's Trustees. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs. If a shareholder effects one or more exchanges among Class B shares of the CitiFunds during the eight-year period, the holding periods for the shares so exchanged will be counted toward the eight-year period. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same.

SHAREHOLDER PROGRAMS

    The Fund makes the following programs available to shareholders to enable them to reduce or eliminate the front-end sales charges on Class A shares, to exchange Fund shares for shares of other CitiFunds, without, in many cases, the payment of a sales charge or to provide for the automatic withdrawal of cash. These programs may be changed or discontinued at any time. For more information, please contact your Service Agent.

REDUCED SALES CHARGE PLAN

    A qualified group may purchase shares as a single purchaser under the reduced sales charge plan. The purchases by the group are lumped together and the sales charge is based on the lump sum. A qualified group must:

     [] have been in existence for more than six months

     [] have a purpose other than acquiring Fund shares at a discount

     [] satisfy uniform criteria that enable CFBDS to realize economies of scale in its costs of distributing shares

     [] have more than ten members

     [] be available to arrange for group meetings between representatives of the Fund and the members

     [] agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the distributor

     [] seek to arrange for payroll deduction or other bulk transmission of investments to the Fund

LETTER OF INTENT


    If an investor anticipates purchasing $25,000 or more of Class A shares of the Fund alone or in combination with Class B shares of the Fund or any of the classes of other CitiFunds or of any other mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds) within a 13-month period, the investor may obtain the shares at the same reduced front-end sales charge as though the total quantity were invested in one lump sum by completing a letter of intent on the terms described below. Subject to acceptance by CFBDS, Inc., the Fund's distributor, and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the letter of intent.

     [] The shareholder or, if the shareholder holds Fund shares through a Service Agent, his or her Service Agent must inform CFBDS that the letter of intent is in effect each time shares are purchased.


     [] The shareholder makes no commitment to purchase additional shares, but if his or her purchases within 13 months plus the value of shares credited toward completion of the letter of intent do not total the sum specified, an increased sales charge will apply as described below.

     [] A purchase not originally made pursuant to a letter of intent may be included under a subsequent letter of intent executed within 90 days of the purchase if CFBDS is informed in writing of this intent within the 90-day period.

     [] The value of shares of the Fund presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the letter of intent, may be included as a credit toward the completion of the letter, but the reduced sales charge applicable to the amount covered by the letter is applied only to new purchases.

     [] Instructions for issuance of shares in the name of a person other than the person signing the letter of intent must be accompanied by a written statement from the Transfer Agent or a Service Agent stating that the shares were paid for by the person signing the letter.

     [] Neither income dividends nor capital gains distributions taken in additional shares will apply toward the completion of the letter of intent.

     [] The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the letter of intent are deducted from the total purchases made under the letter of intent.


     [] Class B shares included in the shares covered by the Letter of Intent will continue to be subject to the CDSC.

    If the investment specified in the letter of intent is not completed (either prior to or by the end of the 13-month period), the Transfer Agent will redeem, within 20 days of the expiration of the letter of intent, an appropriate number of the shares in order to realize the difference between the reduced sales charge that would apply if the investment under the letter of intent had been completed and the sales charge that would normally apply to the number of shares actually purchased. By completing and signing the letter of intent, the shareholder irrevocably grants a power of attorney to the Transfer Agent to redeem any or all shares purchased under the letter of intent, with full power of substitution.


RIGHT OF ACCUMULATION

    A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his or her new investment, together with the current offering price value of all holdings of that shareholder in the CitiFunds, reaches a discount level. For example, if a Fund shareholder owns shares valued at $50,000 and purchases an additional $50,000 of Class A shares of the Fund, the sales charge for the $50,000 purchase would be at the rate of 3.00% (the rate applicable to single transactions from $100,000 to less than $250,000). A shareholder must provide the Service Agent with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

SYSTEMATIC WITHDRAWAL PLAN

    The Fund's Systematic Withdrawal Plan permits you to have a specified dollar amount (minimum of $100 per withdrawal) automatically withdrawn from your account on a regular basis if you have at least $10,000 in your Fund account at the time of enrollment. You are limited to one withdrawal per month under the Plan.

    If you redeem Class A or Class B shares under the Plan that are subject to a CDSC, you are not subject to any CDSC applicable to the shares redeemed, but the maximum amount that you can redeem under the Plan in any year is limited to 10% of the average daily balance in your account.

    You may receive your withdrawals by check, or have the monies transferred directly into your bank account. Or you may direct that payments be made directly to a third party.


    To participate in the Plan, you must complete the appropriate forms provided by the Transfer Agent or, if you hold your shares through a Service Agent, your Service Agent.


REINSTATEMENT PRIVILEGE


    Shareholders who have redeemed Class A shares may reinstate their Fund account without a sales charge up to the dollar amount redeemed (with a credit for any contingent deferred sales charge paid) by purchasing Class A shares of the Fund within 90 days after the redemption. To take advantage of this reinstatement privilege, you must notify the Transfer Agent or, if you hold your shares through a Service Agent, your Service Agent in writing at the time the privilege is exercised.


EXCHANGE PRIVILEGE


    Shares of the Fund may be exchanged for shares of the same class of certain other CitiFunds, or may be acquired through an exchange of shares of the same class of those funds. Class A shares also may be exchanged for shares of certain CitiFunds that offer only a single class of shares, unless the Class A shares are subject to a contingent deferred sales charge. Class B shares may not be exchanged for shares of CitiFunds that offer only a single class of shares.


    No initial sales charge is imposed on shares being acquired through an exchange unless Class A shares are being acquired and the sales charge for Class A of the fund being exchanged into is greater than the current sales charge of the Fund (in which case an initial sales charge will be imposed at a rate equal to the difference). Investors whose shares were outstanding on January 4, 1999 are able to exchange those Class A shares, and any shares acquired through capital appreciation and the reinvestment of dividends and capital gains distributions on those shares, into Class A shares of the other funds without paying any sales charge.


    No CDSC is imposed on Class B shares at the time they are exchanged for Class B shares of certain other CitiFunds. However, you may be required to pay a CDSC when you sell those shares. When determining the amount of the CDSC, the Fund will use the CDSC schedule of any fund from which you have exchanged shares that would result in you paying the highest CDSC.

    You must notify the Transfer Agent or, if you hold your shares through a Service Agent, your Service Agent at the time of exchange if you believe that you qualify for share prices which do not include the sales charge or which reflect a reduced sales charge, because the Fund shares you are exchanging were:
(a) purchased with a sales charge, (b) acquired through a previous exchange from shares purchased with a sales charge, (c) outstanding as of January 4, 1999, or
(d) acquired through capital appreciation or the reinvestment of dividends and capital gains distributions on those shares. Any such qualification may be subject to confirmation, through a check of appropriate records and documentation, of your existing share balances and any sales charges paid on prior share purchases.

    This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the Transfer Agent or, if they hold their shares through a Service Agent, their Service Agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.


ADDITIONAL PURCHASE AND SALE INFORMATION


    Each Service Agent has agreed to transmit to its customers who are shareholders of the Fund appropriate written disclosure of any fees that it may charge them directly. Each Service Agent is responsible for transmitting promptly orders of its customers. If you hold your shares through a Service Agent, your Service Agent is the shareholder of record for the shares of the Fund that you own.

    Investors may be able to invest in the Fund under one of several tax-sheltered plans. Such plans include IRAs, Keogh or Corporate Profit-Sharing and Money-Purchase Plans, 403(b) Custodian Accounts, and certain other qualified pension and profit-sharing plans. Investors should consult with their Service Agent and their tax and retirement advisers.

    Shareholders may redeem or exchange Fund shares by telephone, if their account applications so permit, by calling the Transfer Agent or, if they hold shares through a Service Agent, their Service Agent. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Fund, the Transfer Agent and each Service Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for his or her name, address, telephone, Social Security number, and account number. If these or other reasonable procedures are not followed, the Fund, the Transfer Agent or the Service Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to a redemption or exchange by telephone.


    Subject to compliance with applicable regulations, the Trust and the Portfolio Trust have each reserved the right to pay the redemption price of shares of the Fund or beneficial interests in the Portfolio, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares or beneficial interests being sold. If a holder of shares or beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

    The Trust or the Portfolio Trust may suspend the right of redemption or postpone the date of payment for shares of the Fund or beneficial interests in the Portfolio more than seven days during any period when (a) trading in the markets the Fund or Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Fund's or Portfolio's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

                                8. MANAGEMENT

    The Trustees and officers of the Trust and the Portfolio Trusts, their ages and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio Trusts. Unless otherwise indicated below, the address of each Trustee and officer is 21 Milk Street, Boston, Massachusetts. The address of the Portfolio Trusts is Elizabethan Square, George Town, Grand Cayman, British West Indies.

TRUSTEES OF THE TRUST

PHILIP W. COOLIDGE*; 48 -- President of the Trust and the Portfolio Trusts; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

RILEY C. GILLEY; 73 -- Vice President and General Counsel, Corporate Property Investors (November 1988 to December 1991); Partner, Breed, Abbott & Morgan (Attorneys) (retired, December 1987). His address is 4041 Gulf Shore Boulevard North, Naples, Florida.

DIANA R. HARRINGTON; 59 -- Professor, Babson College (since 1994); Trustee, The Highland Family of Funds (March 1997 to March 1998). Her address is 120 Goulding Street, Holliston, Massachusetts.

SUSAN B. KERLEY; 48 -- President, Global Research Associates, Inc. (Investment Research) (since September 1990); Trustee, Mainstay Institutional Funds (since December 1990). Her address is P.O. Box 9572, New Haven, Connecticut.

HEATH B. MCLENDON*; 66 -- Chairman, President, and Chief Executive Officer of SSB Citi Fund Management LLC (formerly known as SSBC Fund Management, Inc.) (since March 1996); Managing Director of Salomon Smith Barney (since August
1993); and Chairman, President and Chief Executive Officer of fifty-eight investment companies sponsored by Salomon Smith Barney. His address is 388 Greenwich Street, New York, New York.

C. OSCAR MORONG, JR.; 64 -- Chairman of the Board of Trustees of the Trust and the Portfolio Trusts; Managing Director, Morong Capital Management (since February 1993); Director, Indonesia Fund (since 1990); Trustee, MAS Funds (since
1993). His address is 1385 Outlook Drive West, Mountainside, New Jersey.

E. KIRBY WARREN; 65 -- Professor of Management, Graduate School of Business, Columbia University (since 1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

TRUSTEES OF THE PORTFOLIO TRUSTS

ELLIOTT J. BERV; 56 -- President and Chief Executive Officer, Catalyst, Inc. (Management Consultants) (since June 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May 1984). His address is 24 Atlantic Drive, Scarborough, Maine.

PHILIP W. COOLIDGE*; 48 -- President of the Trust and the Portfolio Trusts; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

MARK T. FINN; 56 -- President and Director, Delta Financial, Inc. (since June
1983); Chairman of the Board and part Owner, FX 500 Ltd. (Commodity Trading Advisory Firm) (April 1990 to February 1996); General Partner and Shareholder, Greenwich Ventures LLC (Investment Partnership) (since January 1996); President, Secretary and Owner, Phoenix Trading Co. (Commodity Trading Advisory Firm) (since March 1997); Chairman and Owner, Vantage Consulting Group, Inc. (since October 1988). His address is 3500 Pacific Avenue, P.O. Box 539, Virginia Beach, Virginia.

C. OSCAR MORONG, JR.; 64 -- Chairman of the Board of Trustees of the Trust and the Portfolio Trusts; Managing Director, Morong Capital Management (since February 1993); Director, Indonesia Fund (since 1990); Trustee, MAS Funds (since
1993). His address is 1385 Outlook Drive West, Mountainside, New Jersey.

WALTER E. ROBB, III; 73 -- President, Benchmark Consulting Group, Inc. (since
1991); Principal, Robb Associates (Corporate Financial Advisors) (since 1978); President and Treasurer, Benchmark Advisors, Inc. (Corporate Financial Advisors) (since 1989); Trustee of certain registered investment companies in the MFS Family of Funds (since 1985). His address is 35 Farm Road, Sherborn, Massachusetts.

E. KIRBY WARREN; 65 -- Professor of Management, Graduate School of Business, Columbia University (since 1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

OFFICERS OF THE TRUST AND THE PORTFOLIO TRUSTS

PHILIP W. COOLIDGE*; 48 -- President of the Trust and the Portfolio Trusts; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

CHRISTINE D. DORSEY*; 29 -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trusts; Vice President, Signature Financial Group, Inc. (since January 1996); Paralegal and Compliance Officer, various financial companies (July 1992 to January 1996).


LINWOOD C. DOWNS*; 38; -- Treasurer of the Trust and the Portfolio Trusts; Chief Financial Officer and Senior Vice President, Signature Financial Group, Inc.; Treasurer, CFBDS.


TAMIE EBANKS-CUNNINGHAM*; 27 -- Assistant Secretary of the Trust and the Portfolio Trusts; Office Manager, Signature Financial Group (Cayman) Ltd. (since April 1995); Administrator, Cayman Islands Primary School (prior to April 1995). Her address is P.O. Box 2494, Elizabethan Square, George Town, Grand Cayman, Cayman Islands, B.W.I.

LINDA T. GIBSON*; 34 -- Secretary of the Trust and the Portfolio Trusts; Senior Vice President, Signature Financial Group, Inc.; Secretary, CFBDS.


SUSAN JAKUBOSKI*; 35 -- Vice President, Assistant Treasurer and Assistant Secretary of the Trust and the Portfolio Trusts; Vice President, Signature Financial Group (Cayman) Ltd.


MOLLY S. MUGLER*; 48 -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trusts; Vice President, Signature Financial Group, Inc.; Assistant Secretary, CFBDS.

JULIE J. WYETZNER*; 40 -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trusts; Vice President, Signature Financial Group, Inc.

    The Trustees and officers of the Trust and the Portfolio Trusts also hold comparable positions with certain other funds for which CFBDS, Signature Financial Group, Inc. or their affiliates serve as the distributor or administrator.

    The following table shows Trustee compensation for the periods indicated.

                           TRUSTEE COMPENSATION TABLE


                                    AGGREGATE
                                   COMPENSATION          TOTAL COMPENSATION
                                     FROM THE                FROM TRUST
    TRUSTEE                           FUND(1)              AND COMPLEX(1)
    -------                        ------------          ------------------
Philip W. Coolidge                    $    0                   $    0
Riley C. Gilley                        2,007                    65,250
Diana R. Harrington                    2,600                    71,250
Susan B. Kerley                        2,562                    69,750
Heath B. McLendon(2)                       0                        0
C. Oscar Morong, Jr.                   3,053                    92,000
E. Kirby Warren                        2,293                    62,750
William S. Woods, Jr.(3)               2,994                    66,000
------------
(1) For the fiscal year ended October 31, 1999. Messrs. Coolidge, Gilley, McLendon, Morong and Warren and Mses. Harrington and Kerley are Trustees of 48, 35, 23, 39, 39, 30 and 30 funds and portfolios, respectively, in the family of open-end registered investment companies advised or managed by Citibank.
(2) Mr. McLendon was appointed as Trustee in February, 1999.
(3) Effective December 31, 1999, Mr. Woods became a Trustee Emeritus of the Trust. Per the terms of the Trust's Trustee Emeritus Plan, Mr. Woods serves the Board of Trustees in an advisory capacity. As a Trustee Emeritus, Mr. Woods is paid 50% of the annual retainer fee and meeting fees otherwise applicable to Trustees, together with reasonable out-of-pocket expenses for each meeting attended.

    As of February 23, 2000, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund. As of the same date, more than 95% of the outstanding shares of the Fund were held of record by Citibank, N.A. or its affiliates as Service Agents of the Fund for the accounts of their respective clients.


    The Declaration of Trust of each of the Trust and the Portfolio Trusts provides that each of the Trust and the Portfolio Trusts, as the case may be, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust or the Portfolio Trusts, as the case may be, unless, as to liability to the Trust, the Portfolio Trusts or their respective investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust or the Portfolio Trusts, as the case may be. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust or the Portfolio Trusts, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

MANAGER

    Citibank manages the assets of the Fund and each Portfolio and provides certain administrative services to the Fund and the Portfolios pursuant to separate management agreements (the "Management Agreements"). Subject to such policies as the Board of Trustees of Asset Allocation Portfolios, with respect to Large Cap Value Portfolio, and The Premium Portfolios, with respect to U.S. Fixed Income Portfolio may determine, Citibank manages the securities of each Portfolio and makes investment decisions for each Portfolio. Citibank furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Portfolio's investments and effecting securities transactions for each Portfolio. The Management Agreements with the Portfolio Trusts provide that Citibank may delegate the daily management of the securities of each Portfolio to one or more subadvisers.

    Unless otherwise terminated, the Management Agreement with the Trust relating to the Fund will continue in effect indefinitely as long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement. Unless otherwise terminated, the Management Agreement with Asset Allocation Portfolios relating to Large Cap Value Portfolio will continue in effect indefinitely as long as such continuance is specifically approved at least annually by the Board of Trustees of Asset Allocation Portfolios or by a vote of a majority of the outstanding voting securities of Large Cap Value Portfolio, and, in either case, by a majority of the Trustees of Asset Allocation Portfolios who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement. Unless otherwise terminated, the Management Agreement with The Premium Portfolios relating to U.S. Fixed Income Portfolio will continue in effect indefinitely as long as such continuance is specifically approved at least annually by the Board of Trustees of The Premium Portfolios or by a vote of a majority of the outstanding voting securities of U.S. Fixed Income Portfolio, and, in either case, by a majority of the Trustees of The Premium Portfolios who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    Citibank provides the Fund and the Portfolios with general office facilities and supervises the overall administration of the Fund and the Portfolios, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Fund's or the Portfolios' independent contractors and agents; the preparation and filing of all documents required for compliance by the Fund and the Portfolios with applicable laws and regulations; and arranging for the maintenance of books and records of the Fund or the Portfolios. Trustees, officers, and investors in the Trust and the Portfolio Trusts are or may be or may become interested in Citibank, as directors, officers, employees, or otherwise and directors, officers and employees of Citibank are or may become similarly interested in the Trust and the Portfolio Trusts. Each Management Agreement provides that Citibank may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by a Portfolio Trust or the Trust, as the case may be, when authorized either by a vote of a majority of the outstanding voting securities of the applicable Portfolio or Fund or by a vote of a majority of the Board of Trustees of a Portfolio Trust or the Trust, or by Citibank on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Management Agreement with each Portfolio Trust provides that neither Citibank nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement with such Portfolio Trust. The Management Agreement with the Trust provides that neither Citibank nor its personnel shall be liable for any error of judgment or mistake of law or for any omission in the administration or management of the Trust or the performance of its duties under the Management Agreement, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement with the Trust.

    Under the Management Agreement with the Trust, aggregate of management fees paid to Citibank, and the Fund's share of management fees paid by Large Cap Value Portfolio and U.S. Fixed Income Portfolio, will not exceed 0.70% of the Fund's average daily net assets for the Fund's then-current fiscal year. Citibank may reimburse the Fund or Portfolios or waive all or a portion of its management fees.


    For the period from August 1, 1999 to October 31, 1999, no fees paid to Citibank under the Management Agreement with the Trust. For the fiscal years ended December 31, 1996, 1997 and 1998, and the period from January 1, 1999 to July 31, 1999, the fees paid to Citibank under a prior investment advisory agreement with respect to Balanced Portfolio were $996,840, $998,042, $1,030,889 and $510,087, respectively. For the fiscal year ended October 31, 1999, the fees paid to Citibank under the Management Agreements with respect to Large Cap Value Portfolio and U.S. Fixed Income Portfolio were $380,698 and $664,250, respectively.


    Large Cap Value Portfolio has entered into a Submanagement Agreement with SSB Citi Fund Management LLC, an affiliate of Citibank and an indirect wholly-owned subsidiary of Citigroup Inc. Under the Submanagement Agreement, it is SSB Citi's responsibility to make the day-to-day investment decisions for assets of the Portfolio allocated to it, and to place the purchase and sales orders for securities transactions concerning those assets, subject in all cases to the general supervision of Citibank. SSB Citi furnishes at its own expense all services, facilities and personnel necessary in connection with managing the assets of the Portfolio allocated to it and effecting securities transactions concerning those assets.

    The Submanagement Agreement will continue in effect indefinitely as long as such continuance is specifically approved at least annually by the Board of Trustees of Large Cap Value Portfolio or by a vote of a majority of the outstanding voting securities of the Portfolio, and, in either case, by a majority of the Trustees of Large Cap Value Portfolio who are not parties to the Submanagement Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Submanagement Agreement.

    The Submanagement Agreement provides that SSB Citi may render services to others. The Submanagement Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by Large Cap Value Portfolio, when authorized either by a vote of a majority of the outstanding voting securities of the Portfolio or by a vote of a majority of the Board of Trustees of Large Cap Value Portfolio, or by Citibank on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Submanagement Agreement may be terminated by SSB Citi on not less than 90 days' written notice. Upon termination of the Submanagement Agreement, Citibank will maintain responsibility for managing those assets formerly managed by SSB Citi. The Submanagement Agreement provides that neither SSB Citi nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Submanagement Agreement.

    SSB Citi's compensation is payable by Large Cap Value Portfolio from the assets of the Portfolio. The Portfolio pays SSB Citi the following fees, which are accrued daily and payable monthly and are at the annual rates equal to the percentages specified below of the aggregate assets of the Portfolio allocated to SSB Citi:

            0.65% on the first $10 million;
            0.50% on the next $10 million;
            0.40% on the next $10 million; and
            0.30% on remaining assets.


    For the period from May 1, 1999 to July 31, 1999, the fees paid to SSB Citi with respect to the Balanced Portfolio were $110,471. For the period from January 22, 1999 to October 31, 1999, the fees paid to SSB Citi with respect to the Large Cap Value Portfolio were $420,678. For the period from November 1, 1998 to January 21, 1999, the fees paid to Miller Anderson & Sherrerd, LLP with respect to Large Cap Value Portfolio were $116,277.


    Pursuant to separate sub-administrative services agreements with Citibank, CFBDS and Signature Financial Group (Cayman) Ltd. ("SFG") perform such sub-administrative duties for the Trust and the Portfolio Trusts, respectively, as from time to time are agreed upon by Citibank, CFBDS and SFG, as appropriate. For performing such sub-administrative services, CFBDS and SFG receive compensation as from time to time is agreed upon by Citibank, not in excess of the amount paid to Citibank for its services under the Management Agreements with the Trust and the Portfolio Trusts, respectively. All such compensation is paid by Citibank.


    For the fiscal years ended December 31, 1996, 1997 and 1998, and the period from January 1, 1999 to July 31, 1999, the fees payable by the Fund to CFBDS under a prior administrative services agreement with respect to the Fund were $592,565 (of which $237,026 was voluntarily waived), $570,130 (of which $228,507 was voluntarily waived), $577,968 (of which $231,585 was voluntarily waived) and $344,536 (of which $140,064 was voluntarily waived), respectively.

    For the fiscal years ended December 31, 1996, 1997, 1998, and the period from January 1, 1999 to July 31, 1999, The Premium Portfolios paid SFG $124,605, $124,755, $128,861 and $77,569, respectively, with respect to Balanced Portfolio under a prior administrative services agreement.


DISTRIBUTOR

    CFBDS, 21 Milk Street, Boston, MA 02109, serves as the Distributor of the Fund's shares pursuant to a Distribution Agreement with the Trust with respect to each class of shares of the Fund (each, a "Distribution Agreement"). In those states where CFBDS is not a registered broker-dealer, shares of the Fund are sold through Signature Broker-Dealer Services, Inc., as dealer. Under the Distribution Agreements, CFBDS is obligated to use its best efforts to sell shares of each class of the Fund.

    Either party may terminate a Distribution Agreement on not less than thirty days' nor more than sixty days' prior written notice to the other party. Unless otherwise terminated, each Distribution Agreement will continue from year to year upon annual approval by the Trust's Board of Trustees and by the vote of a majority of the Board of Trustees of the Trust who are not parties to the Agreement or interested persons of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

    Each class of the Fund has a Distribution Plan (each, a "Distribution Plan") adopted in accordance with Rule 12b-1 under the 1940 Act. Under the Plans, the Fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund attributable to that class in the case of the Plan relating to Class A shares, and not to exceed 1.00% of the average daily net assets of the Fund attributable to that class in the case of the Plan relating to Class B shares. Such fees may be used to make payments to the Distributor for distribution services, to securities dealers and other industry professionals (called Service Agents) that have entered into service agreements with the Distributor and others in respect of the sale of shares of the Fund, and to other parties in respect of the sale of shares of the Fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund also may make payments to the Distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the Distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided. Recipients may receive different compensation for sales for Class A and Class B shares.

    The Distribution Plan with respect to Class A shares also provides that the Distributor, broker-dealers, banks and other financial intermediaries may receive the sales charge paid by Class A investors as partial compensation for their services in connection with the sale of shares. The Distribution Plan with respect to Class B shares provides that the Distributor, dealers and others may receive all or a portion of the deferred sales charges paid by Class B investors.

    The Distribution Plans permit the Fund to pay fees to the Distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, the Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The Fund will pay the fees to the Distributor and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the Distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the Distributor's or other recipient's sole responsibility and not obligations of the Fund.

    Each Distribution Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Plan (for purposes of this paragraph "Qualified Trustees"). Each Distribution Plan requires that the Trust and the Distributor provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of such Qualified Trustees then in office. A Distribution Plan may be terminated with respect to any class of the Fund at any time by a vote of a majority of the Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. A Distribution Plan may not be amended to increase materially the amount of the permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Distribution Plans for a period of not less than six years, and for the first two years the Distributor will preserve such copies in an easily accessible place.


    As contemplated by the Distribution Plans, CFBDS acts as the agent of the Trust in connection with the offering of shares of the Fund pursuant to the Distribution Agreements. For the fiscal years ended December 31, 1996, 1997 and 1998 the fees payable to CFBDS under the Distribution Agreement with respect to the Fund were $355,539 (of which $237,026 was voluntarily waived), $342,078 (of which $228,204 was voluntarily waived) and $346,780 (of which $231,320 was voluntarily waived), respectively. For the period January 4, 1999 to October 31, 1999, the fees paid under the Distribution Agreements with respect to the Class A and Class B shares of the Fund were $479,918 and $12,832 respectively.

    The Distributor may enter into agreements with Service Agents and may pay compensation to such Service Agents for accounts for which the Service Agents are holders of record. The Distributor may make payments for distribution and/ or shareholder servicing activities out of its past profits and other available sources. The Distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments are determined by the Distributor and may vary. Citibank may make similar payments under similar arrangements.

    Previously, the Trust had entered into a shareholder servicing agreement with certain shareholder servicing agents pursuant to which those shareholder servicing agents provided shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For the fiscal years ended December 31, 1997 and 1998, the aggregate fees paid to shareholder servicing agents with respect to the Fund were $570,130 and $577,968, respectively.


EXPENSES

    In addition to amounts payable under the Management Agreement and its Distribution Plans, the Fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with Citibank or the Fund's Distributor, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums.

TRANSFER AGENT AND CUSTODIAN

    The Trust has entered into a Transfer Agency and Service Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which State Street acts as Transfer Agent for the Fund. The Trust also has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street, pursuant to which custodial and fund accounting services, respectively, are provided for the Fund. Among other things, State Street calculates the daily net asset value for the Fund. Securities may be held by a sub-custodian bank approved by the Trustees.

    Each Portfolio Trust, on behalf of the Portfolios, has entered into a Custodian Agreement with State Street pursuant to which State Street acts as custodian for each Portfolio. Each Portfolio Trust, on behalf of the Portfolios, also has entered into a Fund Accounting Agreement with State Street Cayman Trust Company, Ltd. ("State Street Cayman") pursuant to which State Street Cayman provides fund accounting services for each Portfolio. State Street Cayman also provides transfer agency services to each Portfolio Trust.

    The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. The principal business address of State Street Cayman is P.O. Box 2508 GT, Grand Cayman, British West Indies.

AUDITORS

    PricewaterhouseCoopers LLP are the independent accountants for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP (Canada) are the chartered accountants for each Portfolio Trust. The address of PricewaterhouseCoopers LLP (Canada) is Suite 3000, Box 82, Royal Trust Towers, Toronto Dominion Center, Toronto, Ontario, Canada M5X 1G8.

COUNSEL

    Bingham Dana LLP, 150 Federal Street, Boston, MA 02110, acts as counsel for the Fund.

                          9. PORTFOLIO TRANSACTIONS


    Citibank or the Subadviser trade securities for the Fund if they believe that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objectives. Changes in the Fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Manager or Subadviser and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of Citibank or the Subadviser in a similar capacity.

    In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which Citibank, the Subadviser or their affiliates exercise investment discretion. Citibank and the Subadviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Citibank or the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which Citibank, the Subadviser and their affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

    The management fee that the Fund pays to Citibank and the Subadviser will not be reduced as a consequence of their receipt of brokerage and research services. While such services are not expected to reduce the expenses of Citibank and the Subadviser, Citibank and the Subadviser would, through the use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for the Fund as well as for one or more of Citibank's or the Subadviser's other clients. Investment decisions for the Fund and for Citibank's or the Subadviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by Citibank or the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

    For the fiscal years ended December 31, 1996, 1997, and 1998, and the period from January 1, 1999 to July 31, 1999, Balanced Portfolio, the Portfolio in which the Fund previously invested, paid brokerage commissions of $283,659, $371,439, $666,058 and $ , respectively. For the fiscal year ended October 31, 1999, Large Cap Value Portfolio and U.S. Fixed Income Portfolio, the Portfolios in which the Fund currently invests, paid brokerage commissions of $163,985 and $0, respectively.


           10. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class of each series represents an equal proportionate interest in the series with each other share of that class. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares in a series). Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, and shares of a class are entitled to vote separately to approve any distribution or service arrangements relating to that class, but shares of all series may vote together in the election or selection of Trustees and accountants for the Trust. In matters affecting only a particular series or class, only shares of that particular series or class are entitled to vote.

    Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. (See "Investment Restrictions.") At any meeting of shareholders of any series, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it received for all other shares of which that Service Agent is the holder of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by a vote of the holders of two-thirds of the Trust's outstanding shares, voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust's (or the affected series) outstanding shares would be sufficient. The Trust or any series of the Trust, as the case may be, may be terminated (i) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

    The Fund's Transfer Agent maintains a share register for shareholders of record. Share certificates are not issued.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

    Large Cap Value Portfolio is a series of Asset Allocation Portfolios, and U.S. Fixed Income Portfolio is a series of The Premium Portfolios. Each Portfolio Trust is organized as a trust under the laws of the State of New York.

    Each investor in a Portfolio, including the Fund, may add to or withdraw from its investment in the Portfolio on each Business Day. As of the close of regular trading on each Business Day, the value of each investor's beneficial interest in each Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals that are to be effected on that day are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of the close of regular trading on the next following Business Day.

                               11. TAX MATTERS

TAXATION OF THE FUND AND THE PORTFOLIO TRUSTS

    FEDERAL TAXES. The Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Provided all such requirements are met, no U.S. federal income or excise taxes generally will be required to be paid by the Fund. If the Fund should fail to qualify as a "regulated investment company" for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary income to shareholders. The Portfolio Trusts believe the Portfolios also will not be required to pay any U.S. federal income or excise taxes on their income.

    FOREIGN TAXES. Investment income and gains received by the Fund from non-U.S. securities may be subject to non-U.S. taxes. The United States has entered into tax treaties with many other countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income. The Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of non-U.S. tax in advance since the amount of the Fund's respective assets to be invested within various countries is not known. Shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

TAXATION OF SHAREHOLDERS


    TAXATION OF DISTRIBUTIONS. Shareholders of the Fund will generally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.


    Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    DIVIDENDS-RECEIVED DEDUCTION. The portion of the Fund's ordinary income dividends attributable to dividends received in respect of equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase of shares of the Fund or another of the CitiFunds, including purchases by exchange or by reinvestment, without payment of a sales charge which would otherwise apply because of any sales charge paid on the original purchase of the Class A Fund shares.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

    CERTAIN DEBT INVESTMENTS. Any investment by the Fund in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. An investment by the Fund in residual intersts of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

    OPTIONS, ETC. The Fund's transactions in options, futures contracts, short sales "against the box" and forward contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, futures contracts and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

    FOREIGN INVESTMENTS. Special tax considerations apply with respect to non-U.S. investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and loss. Use of non- U.S. currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may have to be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each taxable year. This election may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional taxable gain or loss to the Fund.

    SPECIAL CONSIDERATIONS FOR NON-U.S. PERSONS. The Fund will withhold tax payments at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.

    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. If a shareholder fails to provide this information, or otherwise violates IRS regulations, the Fund may be required to withhold tax at the rate of 31% on certain distributions and redemption proceeds paid to that shareholder.

                           12. FINANCIAL STATEMENTS


    The audited Statement of Assets and Liabilities of Fund as of October 31, 1999 and the related Statements of Operations for the fiscal year ended October 31, 1999, and Statements of Changes in Net Assets and Financial Highlights for each of the periods indicated in the 1999 Annual Report to Shareholders of the Fund. Notes to Financial Statements and Independent Auditors' Report, are incorporated by reference into this Statement of Additional Information. These financial statements and notes thereto have been so incorporated in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, on behalf of the Fund.

    A copy of the Annual Report for the Fund accompanies this Statement of Additional Information.

                                                                   March 1, 2000


CITISELECT(R) PORTFOLIOS
----------

PROSPECTUS


                         ASSET ALLOCATION MUTUAL FUNDS
                                 MANAGED BY CITIBANK, N.A.




                                 CITISELECT(R) FOLIO 100 INCOME
                                 CITISELECT(R) FOLIO 200 CONSERVATIVE
                                 CITISELECT(R) FOLIO 300 BALANCED
                                 CITISELECT(R) FOLIO 400 GROWTH
                                 CITISELECT(R) FOLIO 500 GROWTH PLUS


                                 CLASS A AND CLASS B SHARES


                      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus and any representation to the contrary is a criminal offense.

Table of Contents

FUNDS AT A GLANCE .........................................................    3


YOUR CITISELECT ACCOUNT ...................................................   16
   CHOOSING A SHARE CLASS .................................................   16
   HOW TO BUY SHARES ......................................................   20
   HOW THE PRICE OF YOUR SHARES IS CALCULATED .............................   20
   HOW TO SELL SHARES .....................................................   20
   REINSTATING RECENTLY SOLD SHARES .......................................   21
   EXCHANGES ..............................................................   22
   ACCOUNT INQUIRIES ......................................................   22
   DIVIDENDS ..............................................................   22
   TAX MATTERS ............................................................   23

MANAGEMENT OF THE FUNDS ...................................................   24
   MANAGER ................................................................   24
   MANAGEMENT FEES ........................................................   25

MORE ABOUT THE FUNDS ......................................................   26
   PRINCIPAL INVESTMENT STRATEGIES ........................................   26
   RISKS ..................................................................   31


FINANCIAL HIGHLIGHTS ......................................................  A-1

APPENDIX ..................................................................  B-1

Funds at a Glance

          The five diversified mutual funds described in this prospectus are asset allocation funds. Each Fund invests in a carefully selected mix of equity and fixed income securities that is designed by Citibank to offer a different level of potential return with a corresponding amount of risk. For example, CitiSelect Folio 100 Income is designed to provide the lowest relative risk, but with the lowest level of potential return. CitiSelect Folio 500 Growth Plus is designed to provide the highest potential for return, but with the highest risk. Your investment objective, your investment time frame and your comfort level with risk will help you decide which Fund to consider.

          Each Fund has its own investment goal and its own mix of investments. Of course, there is no assurance that any Fund will achieve its goal.


          This summary briefly describes each of the Funds and the principal risks of investing. For more information, see MORE ABOUT THE FUNDS on page 26.


          FUND GOALS

          CITISELECT FOLIO 100 INCOME

          This Fund's goal is as high a level of current income as is consistent with a dominant emphasis on fixed income securities and a small allocation to equity securities.

          CITISELECT FOLIO 200 CONSERVATIVE

          This Fund's goal is as high a total return over time as is consistent with a primary emphasis on fixed income securities and a secondary emphasis on equity securities.

          CITISELECT FOLIO 300 BALANCED

          This Fund's goal is as high a total return over time as is consistent with a balanced emphasis on equity and fixed income securities.

          CITISELECT FOLIO 400 GROWTH

          This Fund's goal is as high a total return over time as is consistent with a primary emphasis on equity securities, and a secondary emphasis on fixed income securities.

          CITISELECT FOLIO 500 GROWTH PLUS

          This Fund's goal is as high a total return over time as is consistent with a dominant emphasis on equity securities and a small allocation to fixed income securities.

          MAIN INVESTMENT STRATEGIES

          Each Fund invests in a mix of equity and fixed income securities that is designed by Citibank to offer a different level of potential return with a different amount of risk. The Funds may invest in equity and fixed income securities of both U.S. and foreign issuers.

           o CITISELECT FOLIO 100 INCOME invests primarily in fixed income securities with a small allocation to equity securities. This Fund is expected to be the least volatile of the Funds.

           o CITISELECT FOLIO 200 CONSERVATIVE invests primarily in fixed income securities and, to a lesser extent, in equity securities to give the potential for some capital growth.

           o CITISELECT FOLIO 300 BALANCED emphasizes both equity and fixed income securities. This balanced mix offers the growth potential of stocks with the lower volatility of fixed income securities.

           o CITISELECT FOLIO 400 GROWTH and CITISELECT FOLIO 500 GROWTH PLUS invest primarily in equity securities. They may invest more of their assets in international securities and small cap securities. CitiSelect Folio 500 Growth Plus is expected to be the most volatile of the Funds.


          The Funds' equity securities may include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Funds' fixed income securities may include bonds, short-term notes, mortgage-backed and asset-backed securities, certificates of deposit and repurchase agreements.

          Each Fund's assets generally are allocated between the equity and fixed income asset classes as shown in the chart below. However, cash flows into or out of a Fund, or market fluctuations, could produce different results. Citibank monitors each Fund's asset mix daily and conducts quarterly reviews to determine whether to rebalance the Fund's investments. Rebalancing may be accomplished over a period of time, subject to any regulatory restrictions.


-------------------------------------------------------------------------------
                                                           ASSET CLASS RANGE*

                                                                        FIXED
                                                          EQUITY        INCOME
 ...............................................................................
CitiSelect Folio 100 Income                                0- 20%       80-100%
 ...............................................................................
CitiSelect Folio 200 Conservative                         20- 40%       60- 80%
 ...............................................................................
CitiSelect Folio 300 Balanced                             40- 60%       40- 60%
 ...............................................................................
CitiSelect Folio 400 Growth                               60- 80%       20- 40%
 ...............................................................................
CitiSelect Folio 500 Growth Plus                            75-100%      0- 25%
--------------------------------------------------------------------------------

*If derivatives or other investment techniques are used in managing the assets of an asset class, those derivatives or other investment techniques will be counted as part of the assets in that asset class. Similarly, if cash is received by the underlying funds in the equity or fixed income asset class, and the cash is temporarily invested in short-term money market instruments, those instruments will be included in the percentage limitations for that asset class.


          Citibank may further allocate assets among various sub-categories of the equity and fixed income asset classes, seeking to minimize risk and volatility and to maximize returns. There are no restrictions on the amount of a Fund's assets that may be allocated to any particular sub-category and Citibank is not required to allocate each Fund's assets among all of these types of equity and fixed income securities at all times.


          Equity securities may be allocated among:

           o large cap growth securities

           o large cap value securities

           o small cap growth securities

           o small cap value securities


           o international securities, including depository receipts

          Fixed income securities may be allocated among:


           o U.S. investment grade bonds

           o foreign investment grade bonds

           o high yield bonds (so-called "junk bonds")


          Citibank also allocates assets among different subadvisers who specialize in managing particular kinds of securities or managing in a particular style. This may help the Funds benefit from different investment cycles, such as periods when equities with different characteristics (i.e., growth or value) perform differently. Citibank monitors and supervises all of the Funds' subadvisers and may terminate the services of any subadviser at any time.

          The Funds may use derivatives in order to protect (or "hedge") against changes in interest rates, currency fluctuations or the prices of securities held or to be bought. The Funds may also use a wide variety of derivatives for non-hedging purposes, to enhance potential gains or generate income. In addition, the Funds may use derivatives to manage the maturity or duration of fixed income securities.

          The Funds' use of derivatives may involve leveraging. Under leveraging, a relatively small investment may produce substantial losses or gains for a Fund, well beyond the Fund's initial investment.


          The Funds may use other investment techniques, such as short sales, which also may involve or have the same effect as leveraging, in that a Fund's losses from short sales may be unlimited.


          Please note that each Fund invests in securities through several underlying mutual funds.

          MAIN RISKS

          As with all mutual funds, you may lose money if you invest in these Funds. The principal risks of investing in CitiSelect Portfolios are described below. Please remember that the risks of investing in each Fund depend on the securities it holds and the investment strategies it uses. For example, Funds investing more of their assets in fixed income securities may be more susceptible to interest rate risk and credit risk than Funds investing more of their assets in equity securities. Conversely, Funds investing more of their assets in equity securities may be susceptible to greater price volatility than Funds investing more of their assets in fixed income securities. It is also possible that the Funds will not perform as intended. For example, CitiSelect Folio 100 Income is expected to be the least volatile of the Funds. However, under certain market conditions this Fund could be more volatile than one or more of the other Funds. See page 31 for more information about risks.

          The value of the Funds' shares will change daily as the value of their underlying securities change. This means that your shares may be worth more or less when you sell them than when you bought them.

           o MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Some securities held by a Fund may be quite volatile, meaning that their prices can change significantly in a short time.

           o INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term and lower rated obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the Funds' share prices to go down.


           o CREDIT RISK. Some issuers may not make payments on debt securities held by the Funds, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of a Fund. The prices of lower rated securities often are more volatile than those of higher rated securities, and there may be more difficulty in selling lower rated securities in the market. These risks are more pronounced with so-called "junk bonds," which are debt obligations that are rated below investment-grade.


           o PORTFOLIO SELECTION. The success of each Fund's investment strategy depends largely on the portfolio managers' skill in both identifying the long term performance and relationships between asset classes and in assessing accurately the growth potential or credit quality of companies in which the Fund invests, or in predicting accurately the direction of interest rates or the maturity of certain debt obligations, or other factors. If the portfolio managers are not successful, you may lose money, or your investment may not do as well as an investment in another asset allocation fund.

           o FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by a Fund or issuers of securities, and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing the Funds' share prices to be volatile. Also, in certain circumstances, the Funds could realize reduced or no value in U.S. dollars from their investments in foreign securities, causing the Funds' share prices to go down.


             Each Fund may invest in issuers located in emerging, or developing, markets. All of the risks of investing in foreign securities are heightened by investing in these markets.

           o SMALLER COMPANIES. The securities of smaller capitalized companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns and their prices may be more volatile, causing the Funds' share prices to be volatile.


           o PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. A Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and a Fund's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment risk and their prices may be very volatile.


           o CONVERTIBLE SECURITIES. Convertible securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers.

           o DERIVATIVES. The Funds' use of derivatives, particularly for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets, causing the Funds' share prices to go down. In addition, each Fund's ability to use derivatives successfully depends on the ability of the Fund's portfolio managers to accurately predict movements in stock prices, interest rates, currency exchange rates or other economic factors and the availability of liquid markets. If these predictions are wrong or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives.

             Some of the Funds' use of derivatives may involve leveraging. Leveraging adds increased risks to a Fund, because the Fund's losses may be out of proportion to the amount invested in the instrument -- a relatively small investment may lead to much greater losses.

           o SHORT SALES. The Funds may engage in short sales. Losses from short sales may be unlimited.

          Please note that an investment in the Funds is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          WHO MAY WANT TO INVEST


          You should consider investing in CitiSelect Portfolios if you are seeking to reduce the risks of investing in a single asset or type of asset, and to cushion the volatility of financial markets by investing in diversified portfolios of several types of assets. The Funds offer a convenient way to own a portfolio tailored to specific investment goals.


           o CITISELECT FOLIO 100 INCOME is designed for investors seeking current income with relatively low risk but with some growth potential, and who have an investment horizon of at least three years.

           o CITISELECT FOLIO 200 CONSERVATIVE is designed for investors seeking relatively low risk provided by substantial investments in fixed income securities, but who also seek some capital growth, and who have an investment horizon of at least five years.

           o CITISELECT FOLIO 300 BALANCED is designed for investors seeking a balanced approach by emphasizing stocks for their higher capital appreciation potential but retaining a significant fixed income component to temper volatility and who have an investment horizon of at least five years.

           o CITISELECT FOLIO 400 GROWTH and CITISELECT FOLIO 500 GROWTH PLUS are designed for investors willing and able to take higher risks in the pursuit of long-term capital appreciation and who have an investment horizon of at least five years. CitiSelect Folio 500 Growth Plus is designed for investors who can withstand greater market swings to seek potential long-term rewards. CitiSelect Folio 400 Growth is designed for investors seeking long- term rewards, but with less volatility.


          Don't invest in CitiSelect Portfolios unless you are prepared to accept daily share price fluctuations and possible losses.

          Please keep in mind that an investment in any mutual fund is not necessarily a complete investment program.

Fund Performance


          The following bar charts and tables can help you evaluate the risks and performance of each Fund.

           o The bar charts show changes in a Fund's performance from year to year for the calendar years indicated. The charts and related information do not take into account any sales charges that you may be required to pay. Any sales charges will reduce your return.

           o The tables compare a Fund's average annual returns for the periods indicated to several broad measures of stock performance and bond performance. Please remember that, unlike the Funds, the market indexes do not include the costs of buying and selling securities and other Fund expenses or sales charges. The Funds' returns in the tables reflect the maximum sales charge currently applicable.


--------------------------------------------------------------------------------
          WHAT DO THE INDEXES REPRESENT?


          The S&P 500 Index, Russell 2000 Index, and MSCI-EAFE Index each provide a broad measure of stock performance. The S&P 500 Index tracks the stocks of 500 selected U.S. publicly-traded companies, the Russell 2000 Index tracks the stocks of 2,000 small publicly-traded U.S. companies, and the MSCI-EAFE Index tracks the stocks of approximately 1,000 companies in Europe, Australasia, and the Far East. The Lehman Aggregate Bond Index, the Salomon Brothers Non-Dollar World Government Bond Index and the Salomon Brothers Currency-Hedged Non-Dollar World Government Bond Index each provide a broad measure of bond performance. The Lehman Aggregate Bond Index tracks more than 5,000 investment-grade corporate and government bonds, including mortgage-backed securities. The
          Salomon Brothers Currency-Hedged Non-Dollar World Government Bond Index tracks institutionally traded government bonds with a remaining maturity of one year or longer and with amounts outstanding of at least $25 million hedged against the U.S. dollar.

--------------------------------------------------------------------------------


           o In both the charts and tables, the returns shown for Class A shares include returns for periods before the creation of share classes on January 4, 1999. Prior to that date, there were no sales charges on the purchase or sale of Fund shares. The returns for Class A in the tables have been adjusted to reflect the maximum front-end sales charge currently applicable to the Class A shares.

           o Class B shares have been offered since January 4, 1999. Class B performance is lower than that shown for Class A shares, because of higher fund expenses and the effects of the contingent deferred sales charge.

           o Each Fund's performance reflects certain fee waivers or reimbursements. If these are reduced or eliminated, a Fund's performance may go down.

          When you consider this information, please remember that the Funds' past performance is not necessarily an indication of how they will perform in the future.


          CITISELECT FOLIO 100 INCOME


          The Fund began operations during 1999 and does not have a full calendar year of investment returns at the date of this prospectus. The Fund's total return for the fiscal year ended October 31, 1999 is provided in the "Financial Highlights" section of this prospectus. For up-to-date yield information, please call 1-800-625-4554.

CITISELECT FOLIO 200 CONSERVATIVE

--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS - CLASS A
(WITHOUT SALES CHARGE)

1997                8.03%
1998                6.94%
1999                0.97%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND'S HIGHEST AND LOWEST RETURNS (WITHOUT SALES CHARGE)
FOR CALENDAR QUARTERS COVERED BY THE BAR CHART
 ..............................................................................
                                                                Quarter Ending
 ..............................................................................
Highest  6.71%                                                   June 30, 1997
 ..............................................................................
Lowest  (4.27)%                                             September 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 1999
 ..............................................................................

                                                                 Life of Fund
                                                                     Since
                                                  1 Year         June 17, 1996
 ..............................................................................
Class A (with maximum sales charge)               (3.57)%            4.91%
 ..............................................................................
Class B                                           (4.15)%             N/A
 ..............................................................................
Lehman Aggregate Bond Index                       (0.82)%            5.77%
 ..............................................................................
S&P 500 Index                                      21.03%           27.11%
 ..............................................................................
Russell 2000 Index                                 21.26%           12.03%
 ..............................................................................
MSCI-EAFE Index                                    27.30%           14.12%
 ..............................................................................
Salomon Bros. Currency-Hedged
 Non-$ World Gov't Bond Index                     (2.92)%            4.30%
------------------------------------------------------------------------------

CITISELECT FOLIO 300 BALANCED


--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS - CLASS A
(WITHOUT SALES CHARGE)

1997                9.86%
1998                6.59%
1999                4.27%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND'S HIGHEST AND LOWEST RETURNS (WITHOUT SALES CHARGE)
FOR CALENDAR QUARTERS COVERED BY THE BAR CHART
 ..............................................................................
                                                                Quarter Ending
 ..............................................................................
Highest   8.71%                                              December 31, 1998
 ..............................................................................
Lowest  (7.51)%                                             September 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 1999
 ..............................................................................

                                                                  Life of Fund
                                                                     Since
                                                  1 Year         June 17, 1996
 ..............................................................................
Class A (with maximum sales charge)               (0.42)%            6.62%
 ..............................................................................
Class B                                           (1.09)%             N/A
 ..............................................................................
Lehman Aggregate Bond Index                       (0.82)%            5.77%
 ..............................................................................
S&P 500 Index                                      21.03%            27.11%
 ..............................................................................
Russell 2000 Index                                 21.26%            12.03%
 ..............................................................................
MSCI-EAFE Index                                    27.30%            14.12%
 ..............................................................................
Salomon Bros. Currency-Hedged
 Non-$ World Gov't Bond Index                     (2.92)%             4.30%
------------------------------------------------------------------------------

CITISELECT FOLIO 400 GROWTH


--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS - CLASS A
(WITHOUT SALES CHARGE)

1997               10.25%
1998                4.54%
1999                7.45%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND'S HIGHEST AND LOWEST RETURNS (WITHOUT SALES CHARGE)
FOR CALENDAR QUARTERS COVERED BY THE BAR CHART

 ..............................................................................
                                                              Quarter Ending
 ..............................................................................
Highest  11.99%                                              December 31, 1998
 ..............................................................................
Lowest  (12.76)%                                            September 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 1999
 ..............................................................................
                                                                  Life of Fund
                                                                     Since
                                                  1 Year         June 17, 1996
 ..............................................................................
Class A (with maximum sales charge)                2.07%             7.23%
 ..............................................................................
Class B                                            0.96%              N/A
 ..............................................................................
S&P 500 Index                                     21.03%            27.11%
 ..............................................................................
Lehman Aggregate Bond Index                      (0.82)%            5.77%
 ..............................................................................
Russell 2000 Index                                21.26%            12.03%
 ..............................................................................
MSCI-EAFE Index                                   27.30%            14.12%
 ..............................................................................
Salomon Bros. Currency-Hedged
 Non-$ World Gov't Bond Index                    (2.92)%            4.30%
--------------------------------------------------------------------------------

CITISELECT FOLIO 500 GROWTH PLUS


--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS - CLASS A
(WITHOUT SALES CHARGE)

1997               11.99%
1998                1.59%
1999               11.55%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND'S HIGHEST AND LOWEST RETURNS (WITHOUT SALES CHARGE)
FOR CALENDAR QUARTERS COVERED BY THE BAR CHART
 ..............................................................................
                                                                 Quarter Ending
 ..............................................................................
Highest  13.92%                                              December 31, 1998
 ..............................................................................
Lowest  (17.57)%                                            September 30, 1998

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 1999
 ..............................................................................
                                                                Life of Fund
                                                                   Since
                                               1 Year        September 3, 1996
 ..............................................................................
Class A (with maximum sales charge)             5.97%               8.02%
 ..............................................................................
Class B                                         4.77%               N/A
 ..............................................................................
S&P 500 Index                                  21.03%              29.53%
 ..............................................................................
Lehman Aggregate Bond Index                    (0.82)%              5.78%
 ..............................................................................
Russell 2000 Index                             21.26%              14.76%
 ..............................................................................
MSCI-EAFE Index                                27.30%              32.58%
 ..............................................................................
Salomon Bros. Currency-Hedged
 Non-$ World Gov't Bond Index                  (2.92)%            (0.37)%
--------------------------------------------------------------------------------

Fund Fees and Expenses

        These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.


SHAREHOLDER FEES                                             CITISELECT                  CITISELECT              CITISELECT
FEES PAID DIRECTLY FROM YOUR INVESTMENT                      FOLIO 100                   FOLIO 200                FOLIO 300
 ...................................................................................................................................
SHARE CLASS (Class descriptions begin on page 16)      Class A       Class B      Class A       Class B      Class A      Class B
 ...................................................................................................................................
Maximum Sales Charge (Load) Imposed on Purchases         4.50%         None         4.50%         None         4.50%        None
 ...................................................................................................................................
Maximum Deferred Sales Charge (Load)                   None(1)         4.50%(2)   None(1)         4.50%(2)   None(1)        4.50%(2)
-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(3)
EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS
 ...................................................................................................................................
Management Fees                                          0.50%         0.50%        0.75%         0.75%        0.75%        0.75%
 ...................................................................................................................................
Distribution (12b-1) Fees                                0.50%         0.75%        0.50%         0.75%        0.50%        0.75%
 ...................................................................................................................................
Other Expenses (administrative, shareholder
  servicing and other expenses)                         36.47%        36.47%        0.25%         0.25%        0.25%        0.25%
 ...................................................................................................................................
TOTAL ANNUAL FUND OPERATING EXPENSES                    37.47%*       37.72%*       1.50%         1.75%        1.50%        1.75%
-----------------------------------------------------------------------------------------------------------------------------------

*   Because some of the Fund's expenses were waived
    or reimbursed actual total operating expenses
    for the fiscal year were:                            1.25%         1.50%
(1) Except for investment of $500,000 or more.
(2) Class B shares have a contingent deferred sales charge (CDSC) which is deducted from your sale proceeds if you sell your Class B shares within five years of your original purchase of the shares. In the first year after purchase, the CDSC is 4.50% of the price at which you purchased your shares, or the price at which you sold your shares, whichever is less, declining to 1.00% in the fifth year after purchase.
(3) Each Fund invests in multiple underlying mutual funds. This table reflects the expenses of each Fund and the underlying funds in which it invests.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                           CITISELECT                            CITISELECT
FEES PAID DIRECTLY FROM YOUR INVESTMENT                                     FOLIO 400                             FOLIO 500
 ....................................................................................................................................
SHARE CLASS (Class descriptions begin on page 16)                    Class A         Class B               Class A       Class B
 ....................................................................................................................................
Maximum Sales Charge (Load) Imposed on Purchases                        5.00%           None                  5.00%         None
 ....................................................................................................................................
Maximum Deferred Sales Charge (Load)                                 None(1)            5.00%(2)           None(1)          5.00%(2)
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(3)
EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS
 ....................................................................................................................................
Management Fees                                                         0.75%           0.75%                 0.75%         0.75%
 ....................................................................................................................................
Distribution (12b-1) Fees                                               0.50%           1.00%                 0.50%         1.00%
 ....................................................................................................................................
Other Expenses (administrative, shareholder servicing
 and other expenses)                                                    0.25%           0.25%                 0.26%         0.26%
 ....................................................................................................................................
TOTAL ANNUAL FUND OPERATING EXPENSES                                    1.50%           2.00%                 1.51%*        2.01%*
-----------------------------------------------------------------------------------------------------------------------------------

*   Because some of the Fund's expenses were waived or
    reimbursed actual total operating expenses for the
    fiscal year were:
                                                                        1.50%           2.00%
(1) Except for investment of $500,000 or more.
(2) Class B shares have a contingent deferred sales charge (CDSC) which is deducted from your sale proceeds if you sell your Class B shares within five years of your original purchase of the shares. In the first year after purchase, the CDSC is 5.00% of the price at which you purchased your shares, or the price at which you sold your shares, whichever is less, declining to 1.00% in the fifth year after purchase.
(3) Each Fund invests in multiple underlying mutual funds. This table reflects the expenses of each Fund and the underlying funds in which it invests.
------------------------------------------------------------------------------------------------------------------------------------


          EXAMPLE

          These examples are intended to help you compare the cost of investing in a Fund to the cost of investing in other mutual funds. The examples assume that:

           o you invest $10,000 in a Fund for the time periods indicated;

           o you pay the maximum applicable sales charge;


           o you reinvest all dividends;

           o you then sell all your shares at the end of those periods -- for Class B shares a number is also given showing your expenses if you held onto your shares; the example also shows the effects of the conversion of Class B shares to Class A shares after 8 years;

           o your investment has a 5% return each year -- the assumption of a 5% return is required by the SEC for the purpose of these examples and is not a prediction of any Fund's future performance; and

           o the Funds' operating expenses as shown in the tables without waivers remain the same.

          Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                            1 Year               3 Years               5 Years              10 Years
 ....................................................................................................................................
CITISELECT FOLIO 100
 ....................................................................................................................................
Class A                                                     $3,447                $6,839                $8,385                $9,499
 ....................................................................................................................................
Class B
 ....................................................................................................................................
  Assuming redemption at end of period                      $3,605                $7,006                $8,413                $9,457
 ....................................................................................................................................
  Assuming no redemption                                    $3,155                $6,706                $8,313                $9,457
 ....................................................................................................................................
CITISELECT FOLIO 200
 ....................................................................................................................................
Class A                                                     $  596                $  903                $1,232                $2,160
 ....................................................................................................................................
Class B
 ....................................................................................................................................
  Assuming redemption at end of period                      $  628                $  851                $1,049                $1,996
 ....................................................................................................................................
  Assuming no redemption                                    $  178                $  551                $  949                $1,996
 ....................................................................................................................................
CITISELECT FOLIO 300
 ....................................................................................................................................
Class A                                                     $  596                $  903                $1,232                $2,160
 ....................................................................................................................................
Class B
 ....................................................................................................................................
  Assuming redemption at end of period                      $  628                $  851                $1,049                $1,996
 ....................................................................................................................................
  Assuming no redemption                                    $  178                $  551                $  949                $1,996
 ....................................................................................................................................
CITISELECT FOLIO 400
 ....................................................................................................................................
Class A                                                     $  645                $  950                $1,278                $2,201
 ....................................................................................................................................
Class B
 ....................................................................................................................................
  Assuming redemption at end of period                      $  703                $  927                $1,178                $2,197
 ....................................................................................................................................
  Assuming no redemption                                    $  203                $  627                $1,078                $2,197
 ....................................................................................................................................
CITISELECT FOLIO 500
 ....................................................................................................................................
Class A                                                     $  646                $  953                $1,283                $2,211
 ....................................................................................................................................
Class B
 ....................................................................................................................................
  Assuming redemption at end of period                      $  704                $  930                $1,183                $2,207
 ....................................................................................................................................
  Assuming no redemption                                    $  204                $  630                $1,083                $2,207
------------------------------------------------------------------------------------------------------------------------------------


Your CitiSelect Account

          CHOOSING A SHARE CLASS

          Each Fund offers two share classes, Class A and Class B. Each class has its own sales charge and expense structure. Please read the information below carefully to help you decide which share class is best for you.

          CLASS A AT A GLANCE

           o Front-end load -- there is an initial sales charge of 4.50% or less (5.00% or less in the case of CitiSelect Folio 400 and CitiSelect Folio 500)

           o Lower sales charge rates for larger investments

           o Annual distribution/service fee of up to 0.50%

           o Lower annual expenses than Class B shares

          CLASS B AT A GLANCE

           o No initial sales charge

           o The deferred sales charge declines from 4.50% (5.00% in the case of CitiSelect Folio 400 and CitiSelect Folio 500) to 1.00% over five years, and is eliminated if you hold your shares for six years or more

           o Annual distribution/service fee of up to 0.75% (1.00% in the case of CitiSelect Folio 400 and CitiSelect Folio 500)

           o Automatic conversion to Class A shares after 8 years

--------------------------------------------------------------------------------
          WHAT ARE DISTRIBUTION/SERVICE FEES?


          Both Class A and Class B shares have annual DISTRIBUTION/
          SERVICE FEES that are paid under a 12B-1 PLAN. These are fees, also called 12B-1 FEES, that are deducted from Fund assets and are used to compensate those financial intermediaries such as broker/dealers that sell fund shares and provide ongoing services to shareholders and to pay other marketing and
          advertising expenses. Because you pay these fees during the whole period that you own the shares, over time you may pay more than if you had paid other types of sales charges. For this reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.
--------------------------------------------------------------------------------

          SALES CHARGES -- CLASS A SHARES


           o Class A shares are sold at net asset value plus a front- end, or initial, sales charge. The rate you pay goes down as the amount of your investment in Class A shares goes up. The tables below show the rate of sales charge that you pay, depending on the amount that you purchase.


           o The tables below also show the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions and other fees that financial intermediaries that sell shares of the Funds receive. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Financial intermediaries that sell Class A shares will also receive the service fee payable on Class A shares at an annual rate equal to 0.50% of the average daily net assets represented by the Class A shares sold by them.


--------------------------------------------------------------------------------
     CITISELECT FOLIO 100, CITISELECT FOLIO 200 AND CITISELECT FOLIO 300
--------------------------------------------------------------------------------
                                                                      BROKER/
                                   SALES CHARGE    SALES CHARGE       DEALER
                                    AS A % OF       AS A % OF       COMMISSION
                                     OFFERING          YOUR         AS A % OF
AMOUNT OF YOUR INVESTMENT             PRICE         INVESTMENT    OFFERING PRICE
 ...............................................................................
Less than $25,000                     4.50%           4.71%           4.05%
 ...............................................................................
$25,000 to less than $50,000          4.00%           4.17%           3.60%
 ...............................................................................
$50,000 to less than $100,000         3.50%           3.63%           3.15%
 ...............................................................................
$100,000 to less than $250,000        2.50%           2.56%           2.25%
 ...............................................................................
$250,000 to less than $500,000        1.50%           1.52%           1.35%
 ...............................................................................
$500,000 or more                      none*           none*        up to 1.00%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                CITISELECT FOLIO 400 AND CITISELECT FOLIO 500
-------------------------------------------------------------------------------
                                                                      BROKER/
                                   SALES CHARGE    SALES CHARGE       DEALER
                                    AS A % OF       AS A % OF       COMMISSION
                                     OFFERING          YOUR         AS A % OF
AMOUNT OF YOUR INVESTMENT             PRICE         INVESTMENT    OFFERING PRICE
 ...............................................................................
Less than $25,000                     5.00%           5.26%           4.50%
 ...............................................................................
$25,000 to less than $50,000          4.00%           4.17%           3.60%
 ...............................................................................
$50,000 to less than $100,000         3.50%           3.63%           3.15%
 ...............................................................................
$100,000 to less than $250,000        3.00%           3.09%           2.70%
 ...............................................................................
$250,000 to less than $500,000        2.00%           2.04%           1.80%
 ...............................................................................
$500,000 or more                      none*           none*        up to 1.00%
-------------------------------------------------------------------------------

*A contingent deferred sales charge may apply in certain instances. See page 18.

           o After the initial sales charge is deducted from your investment, the balance of your investment is invested in the Fund.

           o The sales charge may also be waived or reduced in certain circumstances, as described in "Sales Charge Waivers or Reductions" below. If you qualify to purchase Class A shares without a sales load, you should purchase Class A shares rather than Class B shares because Class A shares pay lower fees.

           o If you invest at least $500,000 in a Fund, you do not pay any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) of 1% of the purchase price, or the sale price, whichever is less, if you sell within the first year. Under certain circumstances, waivers may apply. Other policies regarding the application of the CDSC are the same as for Class B shares. Please read the discussion below on Class B shares for more information.

          PLEASE NOTE: If you owned Fund shares prior to January 4, 1999, you may exchange those shares into Class A shares of other CitiFunds and other mutual funds managed by Citibank without paying any sales charge, subject to verification. Shares subject to the waiver include shares purchased prior to January 4, 1999, and any shares that represent capital appreciation or reinvestment of dividends or capital gains distributions on those shares.

          SALES CHARGES -- CLASS B SHARES

           o Class B shares are sold without a front-end, or initial, sales charge, but you are charged a contingent deferred sales charge
             (CDSC) when you sell shares within five years of purchase. The rate of CDSC goes down the longer you hold your shares. The tables below show the rates that you pay, as a percentage of your original purchase price (or the sale price, whichever is less), depending upon when you sell your shares.


--------------------------------------------------------------------------------
     CITISELECT FOLIO 100, CITISELECT FOLIO 200 AND CITISELECT FOLIO 300
-------------------------------------------------------------------------------
SALE DURING                                           CDSC ON SHARES BEING SOLD
 ...............................................................................
1st year since purchase                                          4.50%
 ...............................................................................
2nd year since purchase                                          4.00%
 ...............................................................................
3rd year since purchase                                          3.00%
 ...............................................................................
4th year since purchase                                          2.00%
 ...............................................................................
5th year since purchase                                          1.00%
 ...............................................................................
6th year (or later) since purchase                                None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                CITISELECT FOLIO 400 AND CITISELECT FOLIO 500
-------------------------------------------------------------------------------
SALE DURING                                           CDSC ON SHARES BEING SOLD
 ...............................................................................
1st year since purchase                                          5.00%
 ...............................................................................
2nd year since purchase                                          4.00%
 ...............................................................................
3rd year since purchase                                          3.00%
 ...............................................................................
4th year since purchase                                          2.00%
 ...............................................................................
5th year since purchase                                          1.00%
 ...............................................................................
6th year (or later) since purchase                               None
--------------------------------------------------------------------------------

           o Financial intermediaries selling Class B shares receive a commission based upon the purchase price of the Class B shares that they sell, except for sales exempt from the CDSC. The commission is 4.00% of the purchase price of Folio 100, Folio 200 and Folio 300 Class B shares, and 4.50% of the purchase price of Folio 400 and Folio 500 Class B shares. Financial intermediaries also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares that they have sold.


           o When you sell your shares, the CDSC will be based on either your original purchase price, or the sale price, whichever is less.

           o You do not pay a CDSC on shares acquired through reinvestment of dividends and capital gain distributions or on shares representing capital appreciation.


           o To ensure that you pay the lowest applicable CDSC, the Funds will always use the Class B shares with the lowest CDSC to fill your sell requests.


           o You do not pay a CDSC at the time you exchange your Class B shares for Class B shares of certain CitiFunds -- any payment will be deferred until your Class B shares are redeemed.

           o If you acquired your Class B shares through an exchange from another Fund or from another fund managed or advised by Citibank, the date of your initial investment will be used as the basis of the CDSC calculations. If the rate of CDSC on the shares exchanged was higher than the rate of CDSC on your Fund shares, you will be charged the higher rate when you sell your Fund shares.


          SALES CHARGE WAIVERS OR REDUCTIONS


          You may reduce or eliminate your sales charge on shares if you qualify for certain waivers or elect to participate in certain programs. These include:

          Front-End Loads

           o Sales charge elimination for certain eligible purchasers, including certain tax-exempt organizations, certain employee benefit plans, certain entities or persons with a qualifying affiliation or relationship with Citibank, and, under certain circumstances, investors using the proceeds of a redemption from another mutual fund for their purchase of Class A shares. Further information about eligible purchasers may be found in the Appendix to this prospectus.

           o Reduced sales charge plan for qualified groups.

           o Right of Accumulation.

           o Letter of Intent.

          CDSC

           o Redemptions made within one year of the death of the shareholder.

           o Lump sum or other distributions from IRAs and certain other retirement accounts.

           o Redemptions made under a Fund's Systematic Withdrawal Plan.

          You may learn more about the requirements for waiver or reduction and how the programs work by requesting a copy of the Funds' Statement of Additional Information, or by consulting with your account representative.

          AUTOMATIC CONVERSION OF CLASS B SHARES

          Class B shares automatically convert to Class A shares approximately eight years after purchase. If you acquired your shares through an exchange, the date of your initial investment will be used to determine your conversion date. You will receive the same dollar amount of Class A shares as the Class B shares converted. The price of Class A shares may be higher than Class B shares at the time of conversion, because of the lower expenses of Class A shares. Therefore, you may receive fewer Class A shares than the number of Class B shares converted.

          HOW TO BUY SHARES


          Shares of the CitiSelect Portfolios are offered continuously and purchases may be made Monday through Friday, except on certain holidays. Shares may be purchased from the Funds' distributor or a broker-dealer or financial institution (called a Service Agent) that has entered into a sales or service agreement with the distributor concerning the Funds. Please specify whether you are purchasing Class A or Class B shares. If you fail to specify, Class A shares will be purchased for your account. The Funds and the distributor have the right to reject any purchase order or cease offering Fund shares at any time.

          Shares are purchased at net asset value (NAV) the next time it is calculated after your order is received and accepted by the Funds' transfer agent. NAV is the value of a single share of a Fund. If you are purchasing Class A shares, the applicable sales charge will be added to the cost of your shares. The Funds do not impose any minimum initial or subsequent investment requirements but your Service Agent may.

          Your Service Agent will not transmit your purchase order for Fund shares until it receives the purchase price in federal or other immediately available funds. If you pay by check, the Service Agent transmits the order when the check clears.

          If you hold your shares through a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. If you wish to transfer your account, you may transfer it to another financial institution, or you may set up an account directly with the Fund's transfer agent.


          HOW THE PRICE OF YOUR SHARES IS CALCULATED


          Each Fund calculates its NAV every day the New York Stock Exchange is open for trading. This calculation is made at the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time. NAV is calculated separately for each class of shares. NAV may be higher for Class A shares because Class A shares bear lower expenses. On days when the financial markets in which the Funds invest close early, NAV may be calculated as of the earlier close of those markets.

          Each Fund's securities are valued primarily on the basis of market quotations. When market quotations are not readily available, the Funds may price securities at fair value. Fair value is determined in accordance with procedures approved by the Funds' Board of Trustees. When the Funds use the fair value pricing method, a security may be priced higher or lower than if the Funds had used a market quotation to price the same security.

          For foreign securities the values are translated from the local currency into U.S. dollars using current exchange rates. If trading in the currency is restricted, the Funds use a rate believed to reflect the currency's fair value in U.S. dollars. Trading may take place in foreign securities held by a Fund on days when the Fund is not open for business. As a result, a Fund's NAV may change on days on which it is not possible to purchase or sell shares of the Fund. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when a Fund's NAV is calculated, the securities may be valued at fair value under the general supervision of the Board of Trustees.


          HOW TO SELL SHARES

          You may sell (redeem) your shares on any business day. The price will be the NAV the next time it is calculated after your redemption request in proper form has been received by the Funds' transfer agent. If your shares are subject to a CDSC, the applicable charge will be deducted from your sale proceeds.


          You may make redemption requests in writing through the Funds' transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. Each Service Agent is responsible for promptly submitting redemption requests to the Funds' transfer agent. You are responsible for making sure that your redemption request is in proper form.

          Each Fund has a Systematic Withdrawal Plan which allows you to automatically withdraw a specific dollar amount from your account on a regular basis. You must have at least $10,000 in your account to participate in this program. Under the Plan, if your shares are subject to a CDSC, you may only withdraw up to 10% of the value of your account in any year, but you will not be subject to a CDSC on the shares withdrawn under the Plan. For more information, please contact the Funds' transfer agent or, if you hold your shares through a Service Agent, your Service Agent.


          If you own both Class A and Class B shares, and want to sell shares, you should specify which class of shares you wish to sell. If you fail to specify, Class A shares will be redeemed first.

          When you sell your Class B shares, they will be redeemed so as to minimize your CDSC. Shares on which the CDSC is not payable, i.e.

           o shares representing capital appreciation and

           o shares representing the reinvestment of dividends and capital gain distributions will be sold first followed by

           o shares held for the longest period of time.


          You will receive your redemption proceeds in federal funds normally on the third business day after you sell your shares but in any event within seven days. However, your redemption proceeds may be delayed for up to ten days if your purchase was made by check. Your redemption proceeds may also be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists. Each Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

          Your account balance with a Fund may be subject to a $500 minimum. If so, the Fund reserves the right to close your account if it falls below $500 because of redemptions. You will have 60 days to make an additional investment. If you do not increase your balance, the Fund may close your account and send the proceeds to you. Your shares will be sold at NAV on the day your account was closed.

          REINSTATING RECENTLY SOLD SHARES


          For 90 days after you sell your Class A shares, the Funds permit you to repurchase Class A shares in the same Fund, up to the dollar amount of the shares redeemed, without paying any sales charges. To take advantage of this reinstatement privilege, you must notify the Fund in writing at the time you wish to repurchase the shares.

          EXCHANGES

          You may exchange Fund shares for shares of the same class of each other Fund and certain CitiFunds. You may also be able to exchange your Class A shares for shares of certain CitiFunds that offer only a single class of shares, unless your Class A shares are subject to a CDSC. You may not exchange Class B shares for shares of CitiFunds that offer only a single class of shares. You may acquire Fund shares through an exchange from another fund managed by Citibank.


          You may place exchange orders through the transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. You may place exchange orders by telephone if your account application permits. The transfer agent or your Service Agent can provide you with more information, including a prospectus for any fund that may be acquired through an exchange.

          The exchange will be based on the relative NAVs of both funds the next time they are determined after your order is accepted by the Funds' transfer agent, subject to any applicable sales charge. You cannot exchange shares until a Fund has received payment in federal funds for your shares.


          When you exchange your Class A shares, you generally will be required to pay the difference, if any, between the sales charge payable on the shares to be acquired in the exchange and the sales charge paid in connection with your original purchase of Class A shares. However, if your Fund shares were purchased prior to January 4, 1999, you will not have to pay a sales charge when you exchange those shares for Class A shares, subject to confirmation through a check of appropriate records and documentation.

          When you exchange your Class B shares, you will not pay any initial sales charge, and no CDSC is imposed when your Class B shares are exchanged for Class B shares of certain CitiFunds that are made available by your Service Agent. However, you may be required to pay a CDSC when you sell those shares. The length of time that you owned Fund shares will be included in the holding period of your new Class B shares.

          The exchange privilege may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.


          ACCOUNT INQUIRIES

          Please contact your Service Agent. If you hold your shares through the transfer agent, please call 1-800-625-4554.

          DIVIDENDS


          Each Fund pays substantially all of its net income (if any) from dividends and interest to its shareholders of record as a dividend on the following schedule:

          For CITISELECT FOLIO 100, monthly.

          For CITISELECT FOLIO 200 and CITISELECT FOLIO 300, quarterly during the months of March, June, September and December.

          For CITISELECT FOLIO 400 and CITISELECT FOLIO 500, annually during the month of December.

          Each Fund's net realized short-term and long-term capital gains, if any, will be distributed to the Fund's shareholders at least annually, in December. Each Fund may also make additional distributions to shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

          Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional shares of the applicable class. There is no sales charge on these shares.

          TAX MATTERS


          This discussion of federal taxes is for general information only. You should consult your own tax adviser about your particular situation, and the status of your account under state and local laws.


          TAXABILITY OF DISTRIBUTIONS. You will normally have to pay federal income taxes on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated by a Fund as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December. Each year each Fund will mail you a report of your distributions for the prior year and how they are treated for federal tax purposes.

          Fund distributions will reduce the distributing Fund's net asset value per share. As a result, if you buy shares just before a Fund makes a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

          BACKUP WITHHOLDING. The account application asks each new investor to certify that the investor's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. A Fund may be required to withhold (and pay over to the IRS for your credit) 31% of certain distributions and proceeds it pays you if you fail to provide this information or otherwise violate IRS regulations.

          FOREIGN SHAREHOLDERS. If you are not a citizen or resident of the U.S., each Fund will withhold U.S. federal income tax payments at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes. Distributions received from a Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

          TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Management of the Funds

          MANAGER


          The CitiSelect Portfolios draw on the strength and experience of Citibank. Citibank is the investment manager of each Fund, and subject to policies set by the Funds' Trustees, Citibank makes investment decisions. Citibank has been managing money since 1822. With its affiliates, it currently manages more than $351 billion in assets worldwide.

          Citibank, with headquarters at 153 East 53rd Street, New York, New York, is a wholly-owned subsidiary of Citigroup Inc. "CitiSelect" is a registered trademark of Citicorp.

          Citibank and its affiliates, including their directors, officers or employees, may have banking and investment banking relationships with the issuers of securities that are held in the Funds. They may also own the securities of these issuers. However, in making investment decisions for the Funds, Citibank does not obtain or use material inside information acquired by any division, department or affiliate of Citibank in the course of those relationships. Citibank and its affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the Funds.

          Richard Goldman, a Vice President of Citibank, has been the overall portfolio manager of the Funds since January 1999. Mr. Goldman's investment experience is discussed below.

          Citibank is responsible for recommending the hiring, termination or replacement of any subadviser and for supervising and monitoring the performance of any subadviser. The following subadvisers currently manage the following kinds of securities for the Funds:

          SMALL CAP VALUE SECURITIES: Franklin Advisory Services LLC, One Parker Plaza, 9th Floor, Fort Lee, New Jersey 07024. Franklin Advisory Services is a registered investment adviser. Together with its affiliates, Franklin Advisory Services, Inc. managed assets totalling $234.9 billion and advised 108 U.S.- based open-end mutual funds as of December 31, 1999. William
          J. Lippman, President of Franklin Advisory Services or its predecessor since 1988, has been responsible for the daily management of U.S. small cap value securities since the Funds' inception.

          LARGE CAP VALUE SECURITIES: SSB Citi Fund Management LLC (formerly known as SSBC Fund Management, Inc.) (SSB Citi), 388 Greenwich Street, New York, New York 10013. SSB Citi, an affiliate of Citibank, is a registered investment adviser that is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly-owned subsidiary of Citigroup Inc. Frances A. Root, a Managing Director of SSB Citi and a Senior Equity Portfolio Manager since 1994, has been responsible for the daily management of large cap value securities since January 22, 1999.

          INTERNATIONAL EQUITY SECURITIES: Hotchkis and Wiley, 725 South Figueroa Street, Suite 4000, Los Angeles, California 90017-5400. Hotchkis and Wiley was founded in 1980 and is a division of Merrill Lynch Asset Management, L.P., a registered investment adviser. As of December 31, 1999, Hotchkis and Wiley managed approximately $12.6 billion in assets. Harry W. Hartford and Sarah H. Ketterer have been responsible for the daily management of international equity securities since the Funds' inception. Mr. Hartford, Managing Director and Portfolio Manager, joined Hotchkis and Wiley in 1994, where he has been responsible for international investment research in the U.K. and Europe, and where he has served on the Investment Policy Committee. Ms. Ketterer, a Managing Director and Portfolio Manager, joined Hotchkis and Wiley in 1990, where she has been responsible for international investment research in the Asia-Pacific, Japan and Canadian regions, and where she has served on the Investment Policy Committee.

          HIGH YIELD DEBT SECURITIES: Salomon Brothers Asset Management Inc (SBAM Inc), 7 World Trade Center, New York, New York 10048. SBAM Inc, an affiliate of Citibank, has been a registered investment adviser since 1989. SBAM Inc began to manage the Funds' high yield bond securities on May 1, 1999, the date on which this asset class was added to the Funds. SBAM Inc is an indirect wholly owned subsidiary of Citigroup Inc. Beth A. Semmel, a Managing Director of SBAM Inc since 1996 and a member of its Investment Policy Committee, is responsible for the daily management of the Fund's high yield securities. Ms. Semmel is a Portfolio Manager and Senior Analyst responsible for SBAM Inc's high yield portfolios, for evaluating high yield securities and for covering consumer-related industries. Ms. Semmel joined SBAM Inc in May 1993 as a Vice President and Analyst.

          FOREIGN FIXED INCOME SECURITIES: Salomon Brothers Asset Management Limited (SBAML), P.O. Box 200, Cottons Centre, Hays Lane, London SE12QT, U.K. SBAML, an affiliate of Citibank, began operations in 1990 and is a U.S. registered investment adviser. SBAML is a wholly owned indirect subsidiary of Citigroup Inc. David Scott is the portfolio manager. Mr. Scott is a Managing Director, Portfolio Manager and Investment Policy Committee Member of SBAML. Mr. Scott joined SBAML in April 1994 as Director and Head of Global Fixed Income responsible for their global bond products and has been a Portfolio Manager for SBAML and SBAM Inc since that time.

          The following individuals at Citibank are responsible for the management of all other Fund investments:

          LARGE CAP GROWTH SECURITIES: Richard Goldman, Vice President, has been responsible, first as a co-manager and then as manager, for the daily management of large cap growth securities since the Funds' inception. Mr. Goldman is a Senior Investment Officer and lead portfolio manager for the Focused Growth Large Cap Funds and has been a member of the Large Cap Growth Team since June 1994. He currently manages, or co-manages, approximately $4 billion of total assets at Citibank.

          SMALL CAP GROWTH SECURITIES: Marguerite Wagner, Vice President and Senior Portfolio Manager, has been responsible for the daily management of the Funds' small cap growth securities since January 1999. Ms. Wagner joined Citibank in 1985. Since 1995, she has had portfolio management and research analyst responsibility for an internal mid-cap common trust fund and private equity managed accounts.

          DOMESTIC INVESTMENT GRADE FIXED INCOME SECURITIES: Mark Lindbloom, Vice President, has been responsible for the daily management of domestic investment grade fixed income securities since the Funds' inception, and has been a portfolio manager for fixed income securities since joining Citibank in 1986. Mr. Lindbloom has more than 20 years of investment management experience. Prior to joining Citibank, Mr. Lindbloom was a Fixed Income Portfolio Manager with Brown Brothers Harriman & Co., where he managed fixed income assets for discretionary corporate portfolios.

          MANAGEMENT FEES

          For the Funds' fiscal years ended October 31, 1999, Citibank and the subadvisers received management fees totaling 0.75% of each Fund's average daily net assets (0.21% for CitiSelect Folio 100).

                                                            MORE ABOUT THE FUNDS
More About the Funds


          The Funds' goals, principal investments and risks are summarized in FUNDS AT A GLANCE. More information on investments, investment strategies and risks appears below.

          PRINCIPAL INVESTMENT STRATEGIES

          The Funds' principal investment strategies are described below. Each Fund may use other strategies and invest in other securities that are described in the Statement of Additional Information. However, a Fund may not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the Statement of Additional Information. Each Fund's goal and strategies may be changed without shareholder approval. Of course, there can be no assurance that any Fund will achieve its goal.

          Each Fund is a diversified asset allocation mutual fund that invests in a mix of equity and fixed income securities. Each Fund's asset mix is designed by Citibank to offer a different level of potential return with a corresponding amount of risk. For example, equity securities typically have greater potential for growth of capital than fixed income securities, and have the potential to outperform fixed income securities over the long term. However, equity securities generally are more volatile. Fixed income securities sometimes go up in value when equity securities go down. As a result, a Fund investing a higher percentage of its assets in equity securities may, over time, have the potential to generate higher returns than a Fund investing more in fixed income securities, but the Fund may be more volatile and a riskier investment. In making asset allocations, Citibank studies the long term performance and relationships between these asset classes. Citibank seeks the optimal combination of stocks and bonds that it believes will maximize potential returns for the level of risk associated with each Fund's investment goal. Of course, there can be no assurance that the Funds will perform as intended.

          Citibank allocates each Fund's assets between equity and fixed income securities (each of these types of securities is referred to as an asset class) generally within the percentage ranges provided in the chart below. However, cash flows into or out of a Fund, or changes in market valuations, could produce different results. Citibank monitors each Fund's asset mix daily and conducts quarterly reviews to determine whether to rebalance the Fund's investments. Rebalancing may be accomplished over a period of time. Securities are sold when a Fund needs cash to meet redemptions, or when the managers' price objective for a security has been met, or when the managers believe that better opportunities exist or that a security no longer fits within the managers' overall strategies for achieving the Fund's goals.

--------------------------------------------------------------------------------
                                                        ASSET CLASS RANGE*
                                                                        FIXED
                                                  EQUITY               INCOME
 ...............................................................................
CITISELECT FOLIO 100                               0- 20%             80- 100%
 ...............................................................................
CITISELECT FOLIO 200                              20- 40%              60- 80%
 ...............................................................................
CITISELECT FOLIO 300                              40- 60%              40- 60%
 ...............................................................................
CITISELECT FOLIO 400                              60- 80%              20- 40%
 ...............................................................................
CITISELECT FOLIO 500                              75-100%               0- 25%
--------------------------------------------------------------------------------


*If derivatives or other investment techniques are used in managing the assets of an asset class, those derivatives or other investment techniques will be counted as part of the assets in that asset class. Similarly, if cash is received by the underlying funds in the equity or fixed income asset class, and the cash is temporarily invested in short-term money market instruments, those instruments will be included in the percentage limitations for that asset class.


          Citibank may further allocate each Fund's equity securities among large cap securities, small cap securities and international securities, and each Fund's fixed income securities among U.S. and foreign government and corporate bonds and between high yield debt securities and investment grade debt securities. Of course, Citibank is not required to allocate each Fund's assets among all of these types of equity and fixed income securities at all times. These further allocations are intended to maximize returns while managing overall volatility. Each asset class and the types of securities in that class are described below.

          MANAGEMENT STYLE. Citibank believes that there are investment cycles when securities with particular characteristics, or those selected based on a particular investment style, outperform other securities in the same broad asset class. As a result, Citibank employs a multi-style, multi-manager strategy.


          To implement this strategy, Citibank has recommended that the Funds employ subadvisers with expertise managing specific types of securities or managing in a particular style. The following subadvisers currently manage the following kinds of securities:


--------------------------------------------------------------------------------
small cap value securities             Franklin Advisory Services LLC
 ..............................................................................
large cap value securities             SSB Citi Fund Management LLC
 ..............................................................................
international equity securities        Hotchkis and Wiley
 ..............................................................................
foreign fixed income securities        Salomon Brothers Asset Management Limited
 ..............................................................................
high yield debt securities             Salomon Brothers Asset Management Inc
--------------------------------------------------------------------------------


          Citibank manages all other kinds of securities, including large cap growth, small cap growth and domestic investment grade fixed income securities. Citibank monitors and supervises the activities of the subadvisers and may terminate the services of any subadviser at any time.


          THE EQUITY CLASS


          Each Fund generally diversifies its equity securities among large cap issuers, small cap issuers and international issuers. Citibank believes that longer term investors with diversified equity portfolios have a higher probability of achieving their investment goals with lower levels of volatility than those who have not diversified. The mix of equity securities varies from Fund to Fund. For example, CitiSelect Folio 400 currently emphasizes securities of small cap issuers and international issuers to a greater extent than CitiSelect Folios 200 and 300. CitiSelect Folio 500 currently emphasizes securities of small cap issuers and international issuers to a greater extent than CitiSelect Folio 400. The types of equity securities emphasized may change over time and in different market conditions, and there is no requirement that each Fund invest in each type of equity security.


          LARGE CAP ISSUERS. Large cap issuers are those with market capitalizations, at the time the securities are purchased, within the top 1,000 stocks of the equity market. At December 31, 1999, issuers within the top 1,000 stocks had market capitalizations of at least $1.4 billion. This number will change with changes in the market. A Fund may continue to hold securities of issuers that become mid cap or small cap issuers if, in the portfolio managers' judgment, these securities remain good investments for the Fund. In selecting large cap securities, the Funds emphasize securities issued by established companies with stable operating histories. Each Fund may invest in both large cap growth stocks and in large cap value stocks. Growth stocks are those which are issued by companies with seasoned management teams, track records of above-average performance and strong consistent earnings growth. Value stocks are those that appear undervalued or priced below their true worth.

          SMALL CAP ISSUERS. Small cap issuers are those with market capitalizations, at the time the securities are purchased, below the top 1,000 stocks of the equity market. At December 31, 1999, the maximum capitalization of issuers in this category was below $1.4 billion. The Funds' stocks may include stocks in the Russell 2000 Index, which is an index of small cap stocks. A Fund may continue to hold securities of issuers that become mid cap or large cap issuers if, in the portfolio managers' judgment, these securities remain good investments for the Fund. Small cap companies generally have negligible dividend yields and high levels of volatility. They may offer more profit opportunity during certain economic conditions than large and medium sized companies, but they also involve special risks. Each Fund may invest in both small cap growth stocks and small cap value stocks. Growth stocks are those which are issued by companies with seasoned management teams, track records of above-average performance and strong consistent earnings growth. Value stocks are those that appear undervalued or priced below their true worth.


          INTERNATIONAL ISSUERS. International issuers are those based outside the United States. The Funds emphasize securities included in the MSCI EAFE Index, which contains securities of companies located in Europe, Australia and the Far East. The Funds also may invest in emerging market equity securities. There may be investment opportunities in overseas markets not present in the U.S., and market performance in the U.S. and abroad may not be the same or highly correlated. However, overseas investments, particularly in emerging markets, involve special risks.

--------------------------------------------------------------------------------
          WHAT ARE EQUITY SECURITIES?


          EQUITY SECURITIES generally represent an ownership interest
          (or a right to acquire an ownership interest) in an issuer, and include COMMON STOCKS, SECURITIES CONVERTIBLE INTO COMMON
          STOCKS, PREFERRED STOCKS, WARRANTS for the purchase of stock and DEPOSITARY RECEIPTS (receipts which represent the right to receive the securities of foreign issuers deposited in a U.S.
          bank or a local branch of a foreign bank). While equity
          securities historically have been more volatile than most
          fixed income securities, they historically have produced
          higher levels of total return.
--------------------------------------------------------------------------------


          THE FIXED INCOME CLASS


          Each Fund generally diversifies its fixed income securities among U.S. and non-U.S. investment grade corporate debt obligations, securities issued by the U.S. government and its agencies and instrumentalities, investment grade debt securities issued by foreign governments, and U.S. and non-U.S. high yield debt securities. The mix of fixed income securities varies from Fund to Fund. There is no requirement that each Fund invest in each type of fixed income security.


          The Funds may invest in securities with all maturities, including long bonds (10+ years), intermediate notes (3 to 10 years) and short-term notes (1 to 3 years).


          GOVERNMENT SECURITIES. U.S. government securities are high quality debt instruments issued or guaranteed as to principal and interest by the U.S. government or by an agency or instrumentality of the U.S. government. U.S. government securities have minimal credit risk. Securities issued or guaranteed as to principal and interest by foreign governments or agencies or instrumentalities of foreign governments (which include securities of supranational agencies) also may provide opportunities for income with minimal credit risk. Even though government securities have minimal credit risk, they still fluctuate in value when interest rates change.


          INVESTMENT GRADE CORPORATE BONDS. Corporate bonds are used by U.S. and foreign corporate issuers to borrow money from investors, and may have varying maturities. Bonds also have varying degrees of quality and varying degrees of sensitivity to changes in interest rates. Investment grade securities are those rated Baa or better by Moody's, BBB or better by Standard & Poor's or which Citibank or a subadviser believes to be of comparable quality. Securities rated Baa or BBB and securities of comparable quality may have speculative characteristics. The values of lower quality bonds generally fluctuate more than higher quality bonds. Investment in bonds of U.S. and foreign corporate issuers may provide higher levels of current income than government securities.


          HIGH YIELD DEBT OBLIGATIONS. High yield debt obligations, also called "junk bonds," are fixed income securities that, if rated, are generally rated below investment grade. The Funds' high yield securities may include debt securities of U.S. and non-U.S. issuers rated in medium or lower rating categories or determined to be of comparable quality. Some of the Funds' securities may be rated, at the time of purchase, as low as Caa by Moody's or CCC by S&P or may be deemed to be of comparable quality. Medium and low rated and comparable unrated securities offer yields that fluctuate over time but that generally are superior to the yields offered by higher rated securities. However, these securities also involve significantly greater risks, including greater risk of default in the payment of interest and principal and greater price volatility, than higher rated securities. No Fund anticipates investing more than 25% of its assets in securities rated below investment grade.


--------------------------------------------------------------------------------
          WHAT ARE FIXED INCOME SECURITIES?

          FIXED INCOME SECURITIES generally represent a debt obligation of an issuer, and include BONDS, SHORT-TERM OBLIGATIONS and MORTGAGE-BACKED and ASSET-BACKED SECURITIES. Fixed income securities, in general, offer a fixed stream of cash flow.
          Most bond investments focus on generating income. The
          potential for capital appreciation is normally a secondary objective. The value of fixed income securities generally goes up when interest rates go down, and down when rates go up. The value of these securities also fluctuates based on other
          market and credit factors.
--------------------------------------------------------------------------------


          DERIVATIVES. The Funds may use derivatives in order to protect (or "hedge") against changes in interest rates, currency fluctuations or the prices of securities held or to be bought. The Funds may also use a wide variety of derivatives for non-hedging purposes, to enhance potential gains or to generate income. In addition, the Funds may use derivatives to manage the maturity or duration of fixed income securities. Derivatives that the Funds may use include futures (including bond, interest rate and stock index futures), options on securities and on futures (including options on interest rate and stock index futures), interest rate swaps, equity swaps, and other types of available swap agreements, including caps, collars and floors. The Funds may also enter into forward foreign currency contracts, purchase foreign currency futures, purchase or write options on foreign currencies, or enter into currency swaps and other similar transactions. Derivatives may be used alone or in combination with other derivatives. In some cases, the derivatives purchased by the Funds are standardized contracts traded on commodities exchanges or boards of trade. This means that the exchange or board of trade guarantees counterparty performance. Over-the-counter derivatives, however, are not guaranteed. Derivatives may be thinly traded or illiquid. Derivatives may not be available on terms that make economic sense (for example, they may be too costly). A Fund's ability to use derivatives may also be limited by tax considerations.


          The Funds' use of derivatives may involve leveraging. Under leveraging, a relatively small investment may produce substantial losses or gains for a Fund, well beyond the Fund's initial investment.

--------------------------------------------------------------------------------
          WHAT ARE SHORT SALES?

          When a Fund's portfolio manager anticipates that the price of a security will decline, the manager may enter into an
          agreement to sell the security even though the Fund does not own it. This technique is called SELLING SHORT. The Fund will then borrow the same security from a broker or other
          institution in order to complete the sale. The Fund must later purchase the security in order to return the security borrowed. If the portfolio manager has predicted accurately, the price at which the Fund buys the security will be less than the price at which the Fund earlier sold the security, creating a profit for the Fund. However, if the price of the security goes up during this period, the Fund will be forced to buy the security for more than its sale price, causing a loss to the Fund. Non-U.S. currencies may also be sold short.
--------------------------------------------------------------------------------

          DEFENSIVE STRATEGIES. The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds' principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Funds may invest without limit in high quality money market and other short-term instruments, and may not be pursuing their investment goals.


          INVESTMENT STRUCTURE. The Funds do not invest directly in securities. Instead, each Fund invests in multiple Portfolios. Each Portfolio invests in securities in a particular asset class, in particular types of securities or in securities of particular maturities or duration. Currently the Funds invest in Large Cap Growth Portfolio, Large Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio, U.S. Fixed Income Portfolio, High Yield Portfolio, International Portfolio and Foreign Bond Portfolio. Each Portfolio is a mutual fund with its own investment goals and policies. The Portfolios buy, hold and sell securities in accordance with these goals and policies. Of course, there can be no assurance that the Funds or the Portfolios will achieve their goals. Unless otherwise indicated, references to a Fund in this Prospectus include the underlying Portfolios.


          Each Fund may withdraw its investment in any Portfolio at any time, and will do so if the Fund's Trustees believe it to be in the best interest of the Fund's shareholders. Each Portfolio may change its investment goals and certain of its investment policies and restrictions without approval by its investors, but the Portfolio will notify the Fund and its other investors at least 30 days before implementing any change in its investment goals. A change in investment goals, policies or restrictions may cause a Fund to withdraw its investment in a Portfolio. If the Fund were to withdraw, the Fund could either invest in another mutual fund or pooled investment vehicle or invest directly in securities. Upon withdrawal, the Fund could receive securities from a Portfolio instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

          Each Fund bears its share of each Portfolio's fees and expenses. The total fees of each Fund and the underlying Portfolios are reflected in the fee tables in "Funds at a Glance".

          Certain investment restrictions of each Portfolio cannot be changed without approval by the investors in that Portfolio. Of course, a Fund could be outvoted, or otherwise adversely affected, by other investors in a Portfolio.

          Each of the Funds is actively managed. Although the portfolio managers attempt to minimize portfolio turnover, from time to time a Fund's annual portfolio turnover rate may exceed 100%. The sale of securities may produce capital gains, which, when distributed, are taxable to investors. Active trading may also increase the amount of commissions or mark-ups the Funds pay to brokers or dealers when they buy and sell securities. The "Financial Highlights" section of this prospectus shows the portfolio turnover rate of each Fund and for the past fiscal year, of each underlying portfolio in which the Funds invest.

          Citibank and the subadvisers may use brokers or dealers for Fund transactions that also provide brokerage and research services to the Funds or other accounts over which Citibank, the subadvisers or their affiliates exercise investment discretion. Each Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer that provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, the Funds will "pay up" only if Citibank or the subadviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which that adviser exercises investment discretion.

          RISKS


          Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Certain of these risks are described below. Please note that there are many other factors that could adversely affect your investment and that could prevent a Fund from achieving its goals, which are not described here. More information about risks appears in the Funds' Statement of Additional Information.

          The value of each Fund's shares will change daily and the value of its underlying securities changes. This means that your shares of a Fund may be worth more or less when you sell them than when you bought them. You may lose money if you invest in these Funds.


          The risks of investing in each Fund vary depending on the securities it holds and the investment strategies it uses. For example, Funds investing more of their assets in fixed income securities may be more susceptible to interest rate risk and credit risk than Funds investing more of their assets in equity securities. Conversely, Funds investing more of their assets in equity securities may be more susceptible to greater price volatility than Funds investing more of their assets in fixed income securities. Please remember that an investment in the Funds is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


          It is also possible that the Funds will not perform as intended. For example, CitiSelect Folio 100 is expected to be the least volatile of the Funds. However, under certain market conditions this Fund could be more volatile than one or more of the other Funds.

          Please remember that an investment in a Fund is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Some securities held by a Fund may be quite volatile, meaning that their prices can change significantly in a short time.

          GROWTH INVESTING. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. An investment in growth securities may underperform certain other stock investments during periods when growth stocks are out of favor.

          VALUE INVESTING. Value investing involves selecting stocks that are inexpensive compared to other companies with similar earnings or assets. However, value stocks may continue to be inexpensive for long periods of time, and may never realize their potential. A security may not achieve its expected value because the circumstances causing it to be underpriced stay the same or worsen. Or, value stocks as a class may be out of favor with investors. In that case, value stocks may underperform certain other stock investments, such as growth stocks, during periods when value stocks are out of favor.

          PORTFOLIO SELECTION. The success of each Fund's investment strategy depends largely on the portfolio managers skill in both identifying the long term performance and relationships between asset classes and in assessing accurately the growth potential or credit quality of companies in which the Fund invests, or in predicting accurately the direction of interest rates or the maturity of certain debt obligations, or other factors. If the portfolio managers are not successful, you may lose money, or your investment may not do as well as an investment in another asset allocation fund.

          SMALLER COMPANIES. The securities of smaller capitalization companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited financial or management resources. Also, there may be less publicly available information about small cap companies. As a result, their prices may be volatile, causing the Funds' share prices to be volatile.


          INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the Funds' share prices to go down.

          CREDIT RISK. Some issuers may not make payments on debt securities held by the Funds. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for the Fund to sell. The lower quality debt securities in which the Funds may invest are more susceptible to these problems than higher quality obligations, and the prices of these securities may be more volatile.

          JUNK BONDS. Credit risk is more pronounced with so-called "junk bonds" which are debt obligations that are rated below investment-grade. The risk of default may be greater and the market for these securities may be less active, making it more difficult to sell the securities at reasonable prices, and also making valuation of the securities more difficult. A Fund may incur additional expenses if an issuer defaults and the Fund tries to recover some of its losses in a bankruptcy or other similar proceeding.

          FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

           o These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability.

           o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.


           o Foreign markets may be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.


           o Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.


           o Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Fund. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent a Fund from realizing value in U.S. dollars from its investment in foreign securities. A Fund may also be adversely affected by the conversion of European currencies to the Euro.

           o Each Fund may invest in issuers located in emerging, or developing, markets. Emerging or developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in foreign securities are heightened by investing in developing countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies.

          PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by a Fund may be able to call a bond or prepay principal due on the securities, particularly during periods of declining interest rates. A Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. In addition, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline and may offer a greater potential for loss when interest rates rise. Mortgage-backed securities are particularly susceptible to prepayment risk, and their prices may be very volatile.


          CONVERTIBLE SECURITIES. Convertible securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay the debt before it matures.


          DERIVATIVES. The Funds' use of derivatives, particularly when used for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets, causing the Funds' share prices to go down. In addition, each Fund's ability to use derivatives successfully depends on its portfolio managers' ability to accurately predict movements in stock prices, interest rates, currency exchange rates or other economic factors and the availability of liquid markets. If the portfolio managers' predictions are wrong, or if the derivatives do not work as anticipated, the Fund could suffer greater losses than if the Fund had not used derivatives. When the Fund invests in over-the-counter derivatives, there is also the risk that a counterparty may fail to honor its contract.

          In some instances, a Fund's use of derivatives may have the effect of leveraging the Fund. Leveraging adds increased risks to a Fund because the Fund's losses may be out of proportion to the amount invested in the instrument -- a relatively small investment may lead to much greater losses.


          SHORT SALES. The Funds may engage in short sales. Losses from short sales may be unlimited.


          YEAR 2000 RISK. Year 2000 Risk, the risk that computers will fail or generate faulty information after December 31, 1999, may continue to cause problems well into the Year 2000. The Funds may be adversely affected by the Year 2000 problems of their service providers, the markets on which they trade securities, or the issuers of the securities they hold.

Financial Highlights


The financial highlights table is intended to help you understand the Funds' financial performance for the fiscal periods indicated. Certain information reflects financial results for a single Class A or Class B Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the annual report which is incorporated by reference into the Statement of Additional Information and which is available upon request.

                      CITISELECT FOLIO 100 INCOME                    CITISELECT FOLIO 200 CONSERVATIVE
                                CLASS A                                          CLASS A
 ..........................................................................................................................
                                                                   Year
                              May 3, 1999+                         Ended                   Ten Months     June 17, 1996+
                                   to                           October 31,                   Ended             to
                               October 31,            ----------------------------------   October 31,     December 31,
                                  1999                      1999             1998             1997             1996
 ..........................................................................................................................
Net Asset Value, beginning of
  period                          $10.00                   $11.28             $11.33             $10.50             $10.00
 ..........................................................................................................................
Income From Operations:
Net investment income              0.242+++                0.333+++            0.240              0.138              0.128
Net realized and unrealized
  gain (loss) on investments      (0.345)                  (0.091)             0.068++            0.722              0.506
 ..........................................................................................................................
Total from operations             (0.103)                   0.242              0.308              0.860              0.634
 ..........................................................................................................................
Less Distributions From:
Net investment income             (0.237)                  (0.514)            (0.172)            (0.007)            (0.112)
Net realized gain on
  investments                       --                     (0.348)            (0.186)            (0.023)            (0.022)
In excess of net income             --                       --                 --                 --                 --
In excess of realized gains
  on investments                    --                       --                 --                 --                 --
 ..........................................................................................................................
Total from distributions          (0.237)                  (0.922)            (0.358)            (0.030)            (0.134)
 ..........................................................................................................................
Net Asset Value, end of
  period                          $ 9.66                   $10.60             $11.28             $11.33             $10.50
 ..........................................................................................................................
Total return                       (1.03)%**                 2.13%              2.84%              8.21%**            6.38%**
 ..........................................................................................................................
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in
  thousands)                        $322                  $95,583           $206,313           $166,203           $102,775
Ratio of expenses to average
  net assets (A)                    1.25%*                   1.50%              1.50%              1.50%*             1.50%*
Ratio of net investment
  income to average net
  assets                            5.42%*                   3.04%              2.70%              2.88%*             2.84%*
Portfolio turnover (B)                38%(C)                   68%               121%               177%               147%

Note: If agents of the Funds and the agents of respective Portfolios had not voluntarily agreed to waive a portion of their fees, and the Sub-administrator not assumed expenses for the periods indicated, the net investment income per share and the ratios would have been as follows:

Net investment income per
  share                          $(1.434)+++               $0.333+++          $0.238             $0.126             $0.076
RATIOS:

Expenses to average net
  assets (A)                       37.47%*                   1.50%              1.52%              1.75%*             2.66%*
Net investment income to
  average net assets              (30.80)%*                  3.04%              2.68%              2.63%*             1.68%*

(A) Includes allocated expenses for the periods indicated from the respective portfolios.
(B) Portfolio turnover represents, for CitiSelect Folios 200 and 300, the rates of portfolio activity of Asset Allocation
    Portfolios 200 and 300, respectively, the underlying portfolios through which the Funds invested until October 31, 1997.
(C) For the fiscal year ended October 31, 1999, the Funds invested all of their investable assets in Large Cap Growth Portfolio,
    Large Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio, International Portfolio, U.S. Fixed Income
    Portfolio, Foreign Bond Portfolio and High Yield Portfolio, whose portfolio turnover rates were 108%, 74%, 104%, 37%, 253%,
    26%, 646% and 41%, respectively at October 31, 1999.
  * Annualized.
 ** Not annualized.
  + Commencement of Operations.
 ++ The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments for the period ended due to the timing of sales of Fund shares in relation to fluctuating market value of the investments.
+++ The per share amounts were computed using the monthly average number of shares outstanding during the period.



                                                                                 CITISELECT FOLIO 300 BALANCED
                                                                                            CLASS A
 ..............................................................................................................................
                                                              Year
                                                              Ended                          Ten Months          June 17, 1996+
                                                           October 31,                          Ended                 to
                                                   ----------------------------              October 31,         December 31,
                                                     1999                 1998                  1997                 1996
 ..............................................................................................................................
Net Asset Value, beginning of period                $11.48               $11.71              $10.66                $10.00
 ..............................................................................................................................
Income From Operations:
Net investment income                                0.246+++             0.187                0.101                0.088
Net realized and unrealized gain (loss) on
  investments                                        0.258               (0.036)               0.974                0.671
 ..............................................................................................................................
Total from operations                                0.504                0.151                1.075                0.759
 ..............................................................................................................................
Less Distributions From:
Net investment income                               (0.437)              (0.138)              (0.002)              (0.075)
Net realized gain on investments                    (0.707)              (0.243)              (0.023)              (0.024)
In excess of net income                               --                   --                   --                   --
In excess of realized gains on investments            --                   --                   --                   --
 ..............................................................................................................................
Total from distributions                            (1.144)              (0.381)              (0.025)              (0.099)
 ..............................................................................................................................
Net Asset Value, end of period                      $10.84               $11.48               $11.71               $10.66
 ..............................................................................................................................
Total return                                          4.52%                1.38%               10.09%**              7.61%**
 ..............................................................................................................................
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)          $163,635             $340,455             $325,193             $195,428
Ratio of expenses to average net assets (A)           1.50%                1.50%                1.50%*               1.50%*
Ratio of net investment income to average net
  assets                                              2.23%                2.09%                2.30%*               2.38%*
Portfolio turnover (B)                                  53%(C)              132%                 154%                 132%

Note: If agents of the Funds and the agents of respective Portfolios had not voluntarily agreed to waive a portion of their fees, and the Sub-administrator not assumed expenses for the periods indicated, the net investment income per share and the ratios would have been as follows:

Net investment income per share                     $0.246+++            $0.187               $0.100               $0.060
RATIOS:

Expenses to average net assets (A)                    1.50%                1.50%                1.52%*               2.26%*
Net investment income to average net assets           2.23%                2.09%                2.28%*               1.62%*

(A) Includes allocated expenses for the periods indicated from the respective portfolios.
(B) Portfolio turnover represents, for CitiSelect Folios 400 and 500, the rates of portfolio activity of Asset Allocation
    Portfolios 400 and 500, respectively, the underlying portfolios through which the Funds invested until October 31, 1997.
(C) For the fiscal year ended October 31, 1999, the Funds invested all of their investable assets in Large Cap Growth Portfolio,
    Large Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio, International Portfolio, U.S. Fixed Income
    Portfolio, Foreign Bond Portfolio and High Yield Portfolio, whose portfolio turnover rates were 108%, 74%, 104%, 37%, 253%,
    26%, 646% and 41%, respectively at October 31, 1999.
  * Annualized.
 ** Not annualized.
  + Commencement of Operations.
 ++ The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments for the period ended due to the timing of sales of Fund shares in relation to fluctuating market value of the investments.
+++ The per share amounts were computed using the monthly average number of shares outstanding during the period.


                                                                                 CITISELECT FOLIO 400 GROWTH
                                                                                           CLASS A
 ..............................................................................................................................
                                                              Year
                                                              Ended                          Ten Months          June 17, 1996+
                                                           October 31,                          Ended                 to
                                                   ----------------------------              October 31,         December 31,
                                                     1999                 1998                  1997                 1996
 ..............................................................................................................................
Net Asset Value, beginning of period                $11.36               $12.01               $10.82               $10.00
 ..............................................................................................................................
Income From Operations:
Net investment income                                0.143+++             0.090                0.037                0.042
Net realized and unrealized gain (loss) on
  investments                                        0.682               (0.417)               1.183                0.841
 ..............................................................................................................................
Total from operations                                0.825               (0.327)               1.220                0.883
 ..............................................................................................................................
Less Distributions From:
Net investment income                               (0.208)              (0.079)              (0.003)              (0.029)
Net realized gain on investments                    (0.867)              (0.244)              (0.027)              (0.034)
In excess of net income                               --                   --                   --                   --
In excess of realized gains on investments            --                   --                   --                   --
 ..............................................................................................................................
Total from distributions                            (1.075)              (0.323)              (0.030)              (0.063)
 ..............................................................................................................................
Net Asset Value, end of period                      $11.11               $11.36               $12.01               $10.82
 ..............................................................................................................................
Total return                                          7.63%               (2.73)%              11.28%**              8.84%**
 ..............................................................................................................................
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)          $183,559             $410,350             $455,747             $253,556
Ratio of expenses to average net assets (A)           1.45%                1.47%                1.65%*               1.75%*
Ratio of net investment income to average net
  assets                                              1.30%                1.26%                1.39%*               1.39%*
Portfolio turnover (B)                                  29%                  62%(C)              151%                 130%

Note: If agents of the Funds and the agents of respective Portfolios had not voluntarily agreed to waive a portion of their fees, and the Sub-administrator not assumed expenses for the periods indicated, the net investment income per share and the ratios would have been as follows:

Net investment income per share                     $0.143+++            $0.090               $0.037               $0.028
RATIOS:

Expenses to average net assets (A)                    1.45%                1.47%                1.65%*               2.20%*
Net investment income to average net assets           1.30%                1.26%                1.39%*               0.93%*

(A) Includes allocated expenses for the periods indicated from the respective portfolios.
(B) Portfolio turnover represents, for CitiSelect Folios 400 and 500, the rates of portfolio activity of Asset Allocation
    Portfolios 400 and 500, respectively, the underlying portfolios through which the Funds invested until October 31, 1997.
(C) For the fiscal year ended October 31, 1999, the Funds invested all of their investable assets in Large Cap Growth Portfolio,
    Large Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio, International Portfolio, U.S. Fixed Income
    Portfolio, Foreign Bond Portfolio and High Yield Portfolio, whose portfolio turnover rates were 108%, 74%, 104%, 37%, 253%,
    26%, 646% and 41%, respectively at October 31, 1999.
  * Annualized.
 ** Not annualized.
  + Commencement of Operations.
 ++ The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments for the period ended due to the timing of sales of Fund shares in relation to fluctuating market value of the investments.
+++ The per share amounts were computed using the monthly average number of shares outstanding during the period.



                                                                         CITISELECT FOLIO 500 GROWTH PLUS
                                                                                     CLASS A
 ..............................................................................................................................
                                                               Year
                                                               Ended                        Ten Months          September 3,
                                                            October 31,                        Ended              1996+ to
                                                    ----------------------------            October 31,         December 31,
                                                     1999                 1998                 1997                 1996
 ..............................................................................................................................
Net Asset Value, beginning of period                $11.11               $12.08               $10.69               $10.00
 ..............................................................................................................................
Income From Operations:
Net investment income                                0.068+++             0.053                0.044                0.019
Net realized and unrealized gain (loss) on
  investments                                        1.086               (0.786)               1.346                0.701
 ..............................................................................................................................
Total from operations                                1.154               (0.733)               1.390                0.720
 ..............................................................................................................................
Less Distributions From:
Net investment income                               (0.136)              (0.083)                --                 (0.019)
Net realized gain on investments                    (0.558)              (0.154)                --                   --
In excess of net income                               --                   --                   --                 (0.001)
In excess of realized gains on investments            --                   --                   --                 (0.010)
 ..............................................................................................................................
Total from distributions                            (0.694)              (0.237)                --                 (0.030)
 ..............................................................................................................................
Net Asset Value, end of period                      $11.57               $11.11               $12.08               $10.69
 ..............................................................................................................................
Total return                                         10.80%               (6.14)%              13.00%**              7.20%**
 ..............................................................................................................................
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)           $75,768             $163,540             $202,823              $85,072
Ratio of expenses to average net assets (A)           1.45%                1.48%                1.72%*               1.75%*
Ratio of net investment income to average net
  assets                                              0.60%                0.72%                0.88%*               1.09%*
Portfolio turnover (B)                                  26%(C)              171%                  92%                  27%

Note: If agents of the Funds and the agents of respective Portfolios had not voluntarily agreed to waive a portion of their fees, and the Sub-administrator not assumed expenses for the periods indicated, the net investment income per share and the ratios would have been as follows:

Net investment income per share                     $0.062+++            $0.053               $0.040               $0.001
RATIOS:
Expenses to average net assets (A)                    1.51%                1.48%                1.80%*               2.80%*
Net investment income to average net assets           0.54%                0.72%                0.80%*               0.04%*

(A) Includes allocated expenses for the periods indicated from the respective portfolios.
(B) Portfolio turnover represents, for CitiSelect Folios 400 and 500, the rates of portfolio activity of Asset Allocation
    Portfolios 400 and 500, respectively, the underlying portfolios through which the Funds invested until October 31, 1997.
(C) For the fiscal year ended October 31, 1999, the Funds invested all of their investable assets in Large Cap Growth Portfolio,
    Large Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio, International Portfolio, U.S. Fixed Income
    Portfolio, Foreign Bond Portfolio and High Yield Portfolio, whose portfolio turnover rates were 108%, 74%, 104%, 37%, 253%,
    26%, 646% and 41%, respectively at October 31, 1999.
  * Annualized.
 ** Not annualized.
  + Commencement of Operations.
 ++ The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments for the period ended due to the timing of sales of Fund shares in relation to fluctuating market value of the investments.
+++ The per share amounts were computed using a monthly average number of shares outstanding during the period.


                                  CITISELECT           CITISELECT           CITISELECT           CITISELECT           CITISELECT
                                   FOLIO 100            FOLIO 200            FOLIO 300            FOLIO 400            FOLIO 500
                                    INCOME            CONSERVATIVE           BALANCED              GROWTH             GROWTH PLUS
                                    CLASS B              CLASS B              CLASS B              CLASS B              CLASS B
 ...................................................................................................................................
                                For the Period       For the Period       For the Period       For the Period       For the Period
                                  May 3, 1999        January 4, 1999      January 4, 1999      January 4, 1999      January 4, 1999
                                 (Commencement        (Commencement        (Commencement        (Commencement        (Commencement
                                of Operations)       of Operations)       of Operations)       of Operations)       of Operations)
                                to October 31,       to October 31,       to October 31,       to October 31,       to October 31,
                                     1999                 1999                 1999                 1999                 1999
 ...................................................................................................................................
Net Asset Value, beginning
  of period                          $10.00               $11.03               $11.07              $11.05             $11.28
 ...................................................................................................................................
Income From Operations:
Net investment income                 0.218+++             0.292+++             0.201+++            0.098+++           0.027+++
Net realized and unrealized
  gain (loss) on investments         (0.333)              (0.526)              (0.310)             (0.088)             0.223
 ...................................................................................................................................
Total from operations                (0.115)              (0.234)              (0.109)              0.010              0.250
 ...................................................................................................................................
Less Distributions From:
Net investment income                (0.225)              (0.206)              (0.131)               --                 --
Net realized gain on
  investments                          --                   --                   --                  --                 --
 ...................................................................................................................................
Total from distributions             (0.225)              (0.206)              (0.131)               --                 --
 ...................................................................................................................................
Net Asset Value, end of
  period                             $ 9.66               $10.59               $10.83              $11.06             $11.53
 ...................................................................................................................................
Total return                          (1.16)%**            (2.13)%**            (0.99)%**            0.09%**            2.22%**
 ...................................................................................................................................
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)                      $197                 $859                 $933                $797               $314
Ratio of expenses to average
  net assets (A)                       1.50%*               1.75%*               1.75%*              1.95%*             1.95%*
Ratio of net investment
  income to average net
  assets                               5.17%*               2.79%*               1.98%*              0.80%*             0.10%*
Portfolio turnover (C)                   38%                  68%                  53%                 29%                26%
    Note: If agents of the Funds and the Agents of Asset Allocation Portfolios had not voluntarily agreed to waive a portion of their fees, and the Sub- administrator not assumed expenses for the periods indicated, the net investment income per share and the ratios would have been as follows:
Net investment income per share     $(1.459)+++          $0.292+++           $0.201+++          $0.098+++         $0.021+++
RATIOS:
Expenses to average net
  assets (A)                          37.72%*               1.75%*               1.75%*              1.95%*             2.01%*
Net investment income to
  average net assets                 (31.05)%*              2.79%*               1.98%*              0.80%*             0.04%*

(A) Includes allocated expenses for the periods indicated from the respective portfolios.
  * Annualized.
 ** Not annualized.
+++ The per share amounts were computed using a monthly average number of shares outstanding during the period.
(C) For the fiscal year ended October 31, 1999, the Funds invested all of their investable assets in Large Cap Growth Portfolio,
    Large Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio, International Portfolio, U.S. Fixed Income
    Portfolio, Foreign Bond Portfolio and High Yield Portfolio, whose portfolio turnover rates were 108%, 74%, 104%, 37%, 253%,
    26%, 646% and 41%, respectively at October 31, 1999.


Appendix

          CLASS A SHARES -- ELIGIBLE PURCHASERS

          Class A shares may be purchased without a sales charge by the following eligible purchasers:

            [ ] tax exempt organizations under Section 501(c)(3-13) of the
                Internal Revenue Code

            [ ] trust accounts for which Citibank, N.A or any subsidiary or affiliate of Citibank acts as trustee and exercises discretionary investment management authority

            [ ] accounts for which Citibank or any subsidiary or affiliate of
                Citibank performs investment advisory services or charges fees for acting as custodian

            [ ] directors or trustees (and their immediate families), and retired directors or trustees (and their immediate families), of any investment company for which Citibank or any subsidiary or affiliate of Citibank serves as the investment adviser or as a service agent


            [ ] employees and retired employees of Citibank and its
                affiliates, CFBDS, Inc. and its affiliates, any Service Agent and its affiliates and certain other Fund service providers (including immediate families of any of the foregoing)


            [ ] investors participating in a fee-based or promotional
                arrangement sponsored or advised by Citibank or its affiliates

            [ ] investors participating in a rewards program that offers Fund shares as an investment option based on an investor's balances in selected Citigroup Inc. products and services

            [ ] employees of members of the National Association of Securities
                Dealers, Inc., provided that such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase

            [ ] separate accounts used to fund certain unregistered variable annuity contracts

            [ ] direct rollovers by plan participants from a 401(k) plan offered to Citigroup employees

            [ ] shareholder accounts established through a reorganization or similar form of business combination approved by a Fund's Board of Trustees or by the Board of Trustees of any CitiFund the terms of which entitle those shareholders to purchase shares of a Fund or any CitiFund at net asset value without a sales charge

            [ ] employee benefit plans qualified under Section 401(k) of the
                Internal Revenue Code with accounts outstanding on January 4,
                1999


            [ ] employee benefit plans qualified under Section 401 of the
                Internal Revenue Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to minimum requirements as may be established by CFBDS with respect to the amount of purchase; currently, the amount invested by the qualified plan in a Fund or in any combination of the Funds and CitiFunds must total a minimum of $1 million (qualified plans investing through certain programs sponsored by Citibank or its affiliates are not subject to this minimum)


            [ ] accounts associated with Copeland Retirement Programs

            [ ] investors purchasing $500,000 or more of Class A shares;
                however, a contingent deferred sales charge will be imposed on the investments in the event of certain share redemptions within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (not including reinvested dividends and capital gains distributions) or the total cost of the shares; the contingent deferred sales charge on Class A shares will be waived under the same circumstances as the contingent deferred sales charge on Class B shares will be waived; in determining whether a contingent deferred sales charge on Class A shares is payable, and if so, the amount of the charge:

                o it is assumed that shares not subject to the contingent
                  deferred sales charge are the first redeemed followed by other shares held for the longest period of time

                o all investments made during a calendar month will age one month on the last day of the month and each subsequent month

                o any applicable contingent deferred sales charge will be
                  deferred upon an exchange of Class A shares for Class A shares of another Fund or any CitiFund and deducted from the redemption proceeds when the exchanged shares are subsequently redeemed (assuming the contingent deferred sales charge is then payable)

                o the holding period of Class A shares so acquired through an exchange will be aggregated with the period during which the original Class A shares were held

            [] subject to appropriate documentation, investors where the amount invested represents redemption proceeds from a mutual fund (other than a Fund or a CitiFund), if:

                o the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed) , and

                o the redemption has occurred no more than 60 days prior to the purchase of Class A shares of the Fund


            [] an investor who has a business relationship with a financial executive or other registered representative who joined a broker-dealer which has a sales agreement with CFBDS from another investment firm within six months prior to the date of purchase by the investor, if:

                o the investor redeems shares of another mutual fund sold
                  through the investment firm that previously employed that financial executive or other registered representative, and either paid an initial sales charge or was at some time subject to, but did not actually pay, a deferred sales charge or redemption fee with respect to the redemption proceeds


                o the redemption is made within 60 days prior to the investment in a Fund, and

                o the net asset value of the shares of the Fund sold to that investor without a sales charge does not exceed the proceeds of the redemption

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

          The Statement of Additional Information (SAI) provides more details about the Funds and their policies. The SAI is incorporated by reference into this prospectus and is legally part of it.

          Additional information about each Fund's investments is available in the Funds' Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance.

          The Annual and Semi-Annual Reports for the Funds list their portfolio holdings and describe their performance.

          To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call toll-free 1-800-625-4554.


          The SAI, reports, and other information about the Funds are also available on the Edgar Database on the SEC Internet site at http://www.sec.gov. Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-6009.






-------------------------
SEC File Number: 811-4006                                                CSP/300

                                                                  Statement of
                                                        Additional Information
                                                                 March 1, 2000

CITISELECT(R) FOLIO 100 INCOME
CITISELECT(R) FOLIO 200 CONSERVATIVE
CITISELECT(R) FOLIO 300 BALANCED
CITISELECT(R) FOLIO 400 GROWTH
CITISELECT(R) FOLIO 500 GROWTH PLUS

    CitiFunds Trust I (formerly known as "Landmark Funds I") (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The Trust offers shares of CitiSelect(R) Folio 100 Income, CitiSelect(R) Folio 200 Conservative, CitiSelect(R) Folio 300 Balanced, CitiSelect(R) Folio 400 Growth and CitiSelect(R) Folio 500 Growth Plus (collectively, the "Funds"), to which this Statement of Additional Information relates, as well as shares of one other series. The address and telephone number of the Trust are 21 Milk Street, Boston, Massachusetts 02109, (617) 423-1679.

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK, N.A. OR ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                         PAGE
-----------------                                                         ----

 1. The Trust ............................................................   2
 2. Investment Objectives and Policies ...................................   2
 3. Description of Permitted Investments and Investment Practices ........   3
 4. Investment Restrictions ..............................................  23
 5. Performance Information and Advertising ..............................  24
 6. Determination of Net Asset Value; Valuation of Securities ............  27
 7. Additional Information on the Purchase and Sale of Fund Shares and
    Shareholder Programs .................................................  28
 8. Management ...........................................................  36
 9. Portfolio Transactions ...............................................  44
10. Description of Shares, Voting Rights and Liabilities .................  45
11. Tax Matters ..........................................................  46
12. Financial Statements .................................................  48

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectus, dated March 1, 2000, by which shares of the Funds are offered. This Statement of Additional Information should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 48 hereof. These financial statements can be found in the Funds' Annual Report to Shareholders. An investor may obtain copies of the Funds' Prospectus and Annual Report without charge by calling 1-800-625-4554.


THE STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE TRUST


    CitiFunds Trust I (the "Trust") is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The Trust was called Landmark Funds I until its name was changed effective March 2, 1998. This Statement of Additional Information relates to five funds offered by the Trust -- CitiSelect Folio 100 Income, CitiSelect Folio 200 Conservative, CitiSelect Folio 300 Balanced, CitiSelect Folio 400 Growth and CitiSelect Folio 500 Growth Plus (collectively, the "Funds"). Prior to May 3, 1999 the Funds were known as CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400, and CitiSelect Folio 500. The Trust began offering shares in CitiSelect Folio 100 Income on May 3, 1999.


    The Trust seeks the investment objective of each Fund by investing all of its investable assets in multiple underlying investment companies or series thereof. Currently, these investment companies are Large Cap Value Portfolio, Small Cap Value Portfolio, U.S. Fixed Income Portfolio, International Portfolio, Foreign Bond Portfolio, High Yield Portfolio, Large Cap Growth Portfolio and Small Cap Growth Portfolio (collectively, the "Portfolios"). The Portfolios (other than Large Cap Growth Portfolio, High Yield Portfolio and Small Cap Growth Portfolio, which are series of The Premium Portfolios) are series of Asset Allocation Portfolios (collectively, with The Premium Portfolios, the "Portfolio Trusts"). The Portfolio Trusts are open-end, diversified management investment companies organized as New York trusts. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer.

    Citibank, N.A. ("Citibank" or the "Manager") is investment adviser and also provides certain administrative services to each of the Funds. Citibank manages the investments of the Funds from day to day in accordance with each Fund's investment objective and policies. The selection of investments for the Funds and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces.


    The Board of Trustees of the Trust provides broad supervision over the affairs of the Funds. Shares of the Funds are continuously sold by CFBDS, Inc., the Funds' distributor ("CFBDS" or the "Distributor").


                    2.  INVESTMENT OBJECTIVES AND POLICIES

    Each Fund invests in a mix of equity and fixed income securities that is designed by Citibank to offer a different level of potential return with a different amount of risk. The investment objective (or goal) of each Fund is as follows:

    The investment objective of CitiSelect Folio 100 Income is as high a level of current income as is consistent with a dominant emphasis on fixed income securities and a small allocation to equity securities.

    The investment objective of CitiSelect Folio 200 Conservative is as high a total return over time as is consistent with a primary emphasis on fixed income securities, and a secondary emphasis on equity securities.

    The investment objective of CitiSelect Folio 300 Balanced is as high a total return over time as is consistent with a balanced emphasis on equity and fixed income securities.

    The investment objective of CitiSelect Folio 400 Growth is as high a total return over time as is consistent with a primary emphasis on equity securities, and a secondary emphasis on fixed income securities.

    The investment objective of CitiSelect Folio 500 Growth Plus is as high a total return over time as is consistent with a dominant emphasis on equity securities and a small allocation to fixed income securities.

    The investment objective of each Fund may be changed by its Trustees without approval by that Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that any Fund will achieve its investment objective.

    The Prospectus contains a discussion of the principal investment strategies of each Fund and the principal risks of investing in each Fund. The following supplements the information contained in the Prospectus concerning the investment policies and techniques of each Fund.

    CitiSelect Folio 100 Income is expected to be the least volatile of the five Funds and is designed for the investor who is seeking current income with relatively low risk but with some growth potential. CitiSelect Folio 200 Conservative is designed for the investor who is seeking relatively low risk provided by substantial investments in fixed income securities, but who also seeks some capital growth. CitiSelect Folio 300 Balanced is designed for the investor seeking a balanced approach by emphasizing stocks for their higher capital appreciation potential but retaining a significant fixed income investment component to temper volatility. CitiSelect Folio 400 Growth and CitiSelect Folio 500 Growth Plus are designed for the investor willing and able to take higher risks in the pursuit of long-term capital appreciation. CitiSelect Folio 500 Growth Plus is expected to be the most volatile of the five Funds, and is designed for investors who can withstand greater market swings to seek potential long-term rewards. CitiSelect Folio 400 Growth is designed for investors seeking long-term rewards, but with less volatility.

    The Trust may withdraw the investment of any Fund from one or more of its underlying Portfolios at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Fund's assets would continue to be invested in accordance with its investment policies. Except as otherwise expressly noted, the policies described above and those described below are not fundamental and may be changed without shareholder approval.

                  3.   DESCRIPTION OF PERMITTED INVESTMENTS
                           AND INVESTMENT PRACTICES


    The Funds may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the Prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the portfolio managers' investment strategies for the Funds, conditions and trends in the economy and financial markets and investments being available on terms that, in the portfolio managers' opinion, make economic sense.


BANK OBLIGATIONS

    Each of the Funds may invest in bank obligations, i.e., certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

COMMERCIAL PAPER

    Each Fund may invest in commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

OTHER INVESTMENT COMPANIES

    Each Fund invests in shares of underlying investment companies or Portfolios in accordance with Section 12(d)(1)(G) of the 1940 Act. Each Portfolio may invest its assets in closed-end investment companies as permitted by applicable law.

SECURITIES RATED BAA OR BBB

    Each Fund may purchase securities rated Baa by Moody's Investor's Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") and securities of comparable quality, which may have poor protection of payment of principal and interest. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

LOWER RATED DEBT SECURITIES


    The Funds may invest in lower rated fixed income securities (commonly known as "junk bonds"), to the extent described in the Prospectus. The lower ratings of certain securities held by the Funds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of such securities held by the Funds more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Funds had placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. If the issuer defaults on its obligation, the value of the security would fall and the Funds' income would also decline.


    Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's or S&P (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security.

    Like those of other fixed-income securities, the values of lower rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of fixed income securities. Conversely, during periods of rising interest rates, the value of a Fund's fixed-income securities will generally decline. The values of lower rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower rated securities. Changes by recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund's net asset value. The Funds will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Manager will monitor the investment to determine whether its retention will assist in meeting the Fund's investment objective.

    Issuers of lower rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

CALL FEATURES

    Certain securities held by a Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

ZERO-COUPON BONDS AND "PAYMENT-IN-KIND" BONDS

    The Funds may invest in "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Funds are required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the Funds to liquidate investments in order to satisfy its dividend requirements.

MORTGAGE-BACKED SECURITIES

    Each of the Funds may invest in mortgage-backed securities. Some mortgage-backed securities represent interests in pools of mortgage loans. Interests in pools of mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages.

    The principal governmental issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the United States Government while obligations of FNMA and FHLMC are supported by the respective agency only. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.


    Mortgage-backed securities may also be issued by private issuers such as commercial banks, savings and loans, mortgage bankers and private mortgage insurance companies. These obligations are not backed by any governmental authority or agency.


    Each Fund may also invest in collateralized mortgage obligations or "CMOs," a type of mortgage-backed security. CMOs are securities collateralized by mortgages, mortgage pass-through certificates, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

    Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligations is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-through certificates to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-through certificates issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

    Even if the U.S. government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. This particular risk, referred to as "maturity extension risk," may effectively convert a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. Thus, rising interest rates would not only likely decrease the value of a Fund's fixed income securities, but would also increase the inherent volatility of the Fund by effectively converting short-term debt instruments into long-term debt instruments. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS

    The Funds may enter into mortgage "dollar roll" transactions pursuant to which they sell mortgage-backed securities for delivery in the future and simultaneously contract to repurchase substantially similar securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost principal and interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee. However, a Fund takes the risk that the market price of the mortgage-backed security will drop below the future purchase price. When a Fund uses a mortgage dollar roll, it is also subject to the risk that the other party to the agreement will not be able to perform. A "covered roll" is a specific type of dollar roll for which a Fund establishes a segregated account with liquid securities equal in value to the securities subject to repurchase by the Fund. The Funds will invest only in covered rolls.

CORPORATE ASSET-BACKED SECURITIES

    Each of the Funds may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receiv-ables, representing the obligations of a number of different parties.

    Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receiv-ables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

    Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

RULE 144A SECURITIES

    Consistent with applicable investment restrictions, each of the Funds may purchase securities that are not registered under the Securities Act of 1933 (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act ("Rule 144A securities"). However, none of the Funds invests more than 15% of its net assets (taken at market value) in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and Rule 144A securities, unless, in the case of Rule 144A securities, the Board of Trustees of the Trust determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the Manager and to each Subadviser the daily function of determining and monitoring liquidity of Rule 144A securities.

PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS

    Each Fund may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

SECURITIES OF NON-U.S. ISSUERS

    Each of the Funds may invest in securities of non-U.S. issuers. Investing in securities of foreign issuers may involve significant risks not present in domestic investments. For example, the value of such securities fluctuates based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about foreign issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Non-U.S. issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in securities of non-U.S. issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of other countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

    It is anticipated that in most cases the best available market for securities of non-U.S. issuers would be on exchanges or in over-the-counter markets located outside the U.S. Non-U.S. stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some non-U.S. issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Non-U.S. security trading practices, including those involving securities settlement where the Fund's assets may be released prior to receipt of payments, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a non-U.S. broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of non-U.S. securities exchanges, brokers and listed companies than in the U.S.

    Investments in closed-end investment companies which primarily hold securities of non-U.S. issuers may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

    American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of non-U.S. issuers provide an alternative method for the Funds to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

    ADRs, EDRs, and GDRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.

    The Funds may invest in securities of non-U.S. issuers that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than securities of non-U.S. issuers of the same class that are not subject to such restrictions.

REPURCHASE AGREEMENTS


    Each of the Funds may invest in repurchase agreements collateralized by securities in which that Fund may otherwise invest. Repurchase agreements are agreements by which a Fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed upon date within a number of days (frequently overnight and usually not more than seven days) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the 1940 Act repurchase agreements may be considered to be loans by the buyer. A Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although that Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Funds are fully collateralized, with such collateral being marked to market daily. In the event of the bankruptcy of the other party to a repurchase agreement, a Fund could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities purchased has decreased, the Fund could experience a loss.


REVERSE REPURCHASE AGREEMENTS


    Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When a Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be segregated. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing by the Fund. In the event of the bankruptcy of the other party to a reverse repurchase agreement, a Fund could experience delays in recovering the securities sold. To the extent that, in the meantime, the value of the securities sold has changed, the Fund could experience a loss.


LENDING OF SECURITIES


    Consistent with applicable regulatory requirements and in order to generate income, each of the Funds may lend its securities to broker-dealers and other institutional borrowers. Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral, would also receive compensation based on investment of cash collateral (subject to a rebate payable to the borrower). Where the borrower provides a Fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Fund a fee for use of the borrowed securities. The Fund, would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the portfolio managers to be of good standing. In addition, a Fund could suffer loss if the borrower terminates the loan and the Fund is forced to liquidate investments in order to return the cash collateral to the buyer. The portfolio managers will make loans only when, in the judgment of the portfolio managers, the consideration which can be earned currently from loans of this type justifies the attendant risk. If the portfolio managers determine to make loans, it is not intended that the value of the securities loaned would exceed 30% of the market value of the respective Fund's total assets.


WHEN-ISSUED SECURITIES

    Each of the Funds may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities would be delivered to the Fund at a future date beyond customary settlement time. It is expected that, under normal circumstances, the applicable Fund would take delivery of such securities, but the Fund may sell them before the settlement date. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. When a Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with Securities and Exchange Commission policies. Since those policies currently require that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Funds expect always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the Funds intend to adhere to the provisions of Securities and Exchange Commission policies, purchases of securities on such bases may involve more risk than other types of purchases. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

SHORT SALES

    The Funds may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund will also incur transaction costs in effecting short sales.

    A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that a Fund will be able to close out the position at any particular time or at an acceptable price. Thus a Fund's losses on short sales are potentially unlimited. The Funds may also engage in short sales of non-U.S. currencies. See "Foreign Currency Exchange Transactions" below.


EURO CONVERSION

    The Funds may invest in securities of issuers in European countries. Certain European countries have joined the European Economic and Monetary Union (EMU). Each EMU participant's currency began a conversion into a single European currency, called the euro, on January 1, 1999, to be completed by July 1, 2002. The consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities held by the Funds are presently unclear. European financial markets, and therefore, the Funds, could be adversely affected if the euro conversion does not continue as planned or if a participating country chooses to withdraw from the EMU. The Funds could also be adversely affected if the computing, accounting and trading systems used by its service providers are not capable of processing transactions related to the euro. These issues may negatively affect the operations of the companies in which the Funds invest as well.


FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    The Funds may engage in foreign currency exchange transactions as an attempt to protect against uncertainty in the level of future foreign currency exchange rates or as an attempt to enhance performance.

    The Funds may enter into foreign currency exchange transactions to convert United States currency to foreign currency and foreign currency to United States currency, as well as convert foreign currency to other foreign currencies. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

    The Funds may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades. A Fund may enter into forward contracts for hedging and non-hedging purposes, including transactions entered into for the purposes of profiting from anticipated changes in foreign currency exchange rates.


    Forward contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the futures and options contracts described herein.


    When a Fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the Fund may be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.


    When the Managers believe that the currency of a particular country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell the non-U.S. currency, for a fixed amount of U.S. dollars. If a Fund owns securities in that currency, the portfolio managers may enter into a contract to sell the non-U.S. currency in an amount approximating the value of some or all of the Fund's securities denominated in such non-U.S. currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible since the future value of such securities in non-U.S. currencies changes as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.


    At the maturity of a forward contract, a Fund will either deliver the non-U.S. currency or terminate its contractual obligation to deliver the non-U.S. currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If a Fund engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date a Fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the Fund will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the Fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.

    Where a Fund enters into a forward contract with respect to securities it holds denominated in the non-U.S. currency, it is impossible to forecast with precision the market value of Fund securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the Fund is obligated to deliver.

    When a Fund enters into a forward contract for non-hedging purposes, there is a greater potential for profit but also a greater potential for loss. For example, a Fund may purchase a given foreign currency through a forward contract if the value of such currency is expected to rise relative to the U.S. dollar or another foreign currency. Conversely, a Fund may sell the currency through a forward contract if the value of the currency is expected to decline against the dollar or another foreign currency. The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase gross income. Where exchange rates do not move in the direction or the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions should be considered speculative and could involve significant risk of loss.

    Each of the Funds may also engage in short sales of non-U.S. currencies in which a Fund would sell a currency that it did not own in anticipation of a fall in the value of that currency relative to U.S. dollars or another foreign currency. A Fund may do this even if it does not hold any securities or other assets denominated in the non-U.S. currency being sold short. In order for the Fund to deliver the currency sold short, it would be required to purchase the currency. If the expected decline occurs, the Fund would gain the difference between the price at which it sold the currency, and the price it paid for the currency. However, if the price of the currency increases, the Fund would suffer a loss to the extent that the purchase price of the currency exceeds the price of the currency it sold short. A Fund's losses on such short sales are potentially unlimited.

    Each Fund has established procedures consistent with policies of the Securities and Exchange Commission concerning forward contracts and short sales. Those policies currently require that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment or that the Fund otherwise covers its position in accordance with applicable regulations and policies.

    Each of the Funds may purchase put options on a currency in an attempt to protect against currency rate fluctuations or to seek to enhance gains. When a Fund purchases a put option on a currency, the Fund will have the right to sell the currency for a fixed amount in U.S. dollars, or other currency. Conversely, where a rise in the value of one currency is projected against another, the Fund may purchase call options on the currency, giving it the right to purchase the currency for a fixed amount of U.S. dollars or another currency. Each Fund may purchase put or call options on currencies, even if the Fund does not currently hold or intend to purchase securities denominated in such currencies.

    The benefit to the Fund from purchases of currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options.

    The Funds may write options on currencies for hedging purposes or otherwise in an attempt to achieve their investment objectives. For example, where a Fund anticipates a decline in the U.S. dollar value of a foreign security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the Fund may be offset by the amount of the premium received. If the expected decline does not occur, the Fund may be required to sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. A Fund could also write call options on a currency, even if it does not own any securities denominated in that currency, in an attempt to enhance gains. In that case, if the expected decline does not occur, the Fund would be required to purchase the currency and sell it at a loss, which may not be offset by the premium received. As with a short sale of a security or a currency, the losses in this case could be unlimited.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a foreign security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. However, the writing of a currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, a Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. A Fund could also write put options on a currency, even if it does not own, or intend to purchase, any securities denominated in that currency. In that case, if the expected increase does not occur, the Fund would be required to purchase the currency at a price that is greater than the current exchange rate for the currency, and the losses in this case could exceed the amount of premium received for writing the options, and could be unlimited.

    Options on foreign currencies are traded on U.S. or foreign exchanges or in the over-the-counter market. Each of the Funds may enter into transactions in options on foreign currencies that are traded in the over-the-counter market. These transactions are not afforded the protections provided to traders on organized exchanges or those regulated by the CFTC. In particular, over-the-counter options are not cleared and guaranteed by a clearing corporation, thereby increasing the risk of counterparty default. In addition, there may not be a liquid market on these options, which may prevent a Fund from liquidating open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market conditions.

    The purchase and sale of foreign currency options are subject to the risks of the availability of a liquid secondary market and counterparty risk, as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible interventions by governmental authorities and the effects of other political and economic events. In addition, the value of a Fund's positions in foreign currency options could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States or at the applicable Subadviser's place of business, and (4) imposition of different exercise and settlement terms and procedures and margin requirements than in the United States.

    In addition, because foreign currency transactions occurring in the interbank market generally involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Funds may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.


    There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets, or other markets used by the portfolio managers are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that may not be reflected in the U.S. or other markets used by the Funds.


    Put and call options on non-U.S. currencies written by a Fund will be covered by segregation of cash and liquid securities in an amount sufficient to discharge the Fund's obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

    The Funds may engage in proxy hedges and cross hedges. For example, in a proxy hedge, a Fund, having purchased a security, would sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold might be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. A Fund may enter into a cross hedge if a particular currency is expected to decrease against another currency. Fox example, the Fund would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an attempt to protect against declines in value of the Fund's holdings denominated in the currency sold.

    Investing in ADRs and other depositary receipts presents many of the same risks regarding currency exchange rates as investing directly in securities traded in currencies other than the U.S. dollar. Because the securities underlying ADRs are traded primarily in non-U.S. currencies, changes in currency exchange rates will affect the value of these receipts. For example, a decline in the U.S. dollar value of another currency in which securities are primarily traded will reduce the U.S. dollar value of such securities, even if their value in the other non-U.S. currency remains constant, and thus will reduce the value of the receipts covering such securities. A Fund may employ any of the above described foreign currency hedging techniques to protect the value of its assets invested in depositary receipts.

    Each of the Funds may also purchase and sell foreign currency futures contracts as more fully discussed under "Futures Contracts" below, and engage in currency swaps and other similar transactions as more fully discussed under "Swaps and Related Transactions" below.


    Of course, a Fund is not required to enter into the transactions described above and does not do so unless deemed appropriate by the portfolio managers. It should be realized that under certain circumstances, the Funds may not be able to hedge against a decline in the value of a currency, even if the portfolio managers deem it appropriate to try to do so, because doing so would be too costly. It should also be realized that transactions entered into to protect the value of a Fund's securities against a decline in the value of a currency (even when successful) do not eliminate fluctuations in the underlying prices of the securities. Additionally, although hedging transactions may tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.


    Investors should also be aware of the increased risk to a Fund and its shareholders when it enters into foreign currency exchange transactions for non-hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which are not offset by increases in the value of a Fund's other assets. Although a Fund is required to segregate assets or otherwise cover certain types of transactions, this does not protect the Fund against risk of loss. Furthermore, the Funds' use of foreign currency exchange transactions may involve leveraging. Leveraging adds increased risks to a Fund, because the Fund's losses may be out of proportion to the amount invested in the instrument--a relatively small investment may lead to much greater losses.

OPTIONS

    Each of the Funds may write call and put options and purchase call and put options on securities for hedging and nonhedging purposes. Call and put options written by a Fund will be covered in the manner set forth below, or the Fund will segregate cash or liquid securities equal to the value of the securities underlying the option.

    A call option written by a Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by a Fund in cash or liquid securities in a segregated account. A put option written by a Fund is "covered" if the Fund maintains cash or liquid securities with a value equal to the exercise price in a segregated account or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. Put and call options written by a Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Even if the Fund's obligation is covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise. Covering an option does not protect the Fund from risk of loss.

    When a Fund writes a call option, the Fund, in return for a fee, or "premium", agrees to sell a security at the exercise price, if the holder exercises the right to purchase prior to the expiration date of the call option. If the Fund holds the security in question, the Fund gives up some or all of the opportunity to profit from the increase in the market price of the security during the life of the option. The Fund retains the risk of loss should the price of the security decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

    A Fund may terminate a call option it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from closing a purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, if the Fund holds the underlying security any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security. If the Fund does not hold the underlying security, the Fund's loss could be unlimited.

    A Fund may write put options in an attempt to enhance its current return. Such option transactions may also be used as a limited form of hedging against an increase in the price of securities that a Fund plans to purchase. A put option written by the Fund gives the holder the right to sell, and, in return for a premium, obligates the Fund to buy, a security at the exercise price at any time before the expiration date.

    In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund may also receive a return on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a loss to the Fund, unless the security later appreciates in value. A Fund may terminate a put option it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

    Each of the Funds may purchase options for hedging purposes or to increase the Fund's return. When put options are purchased as a hedge against a decline in the value of portfolio securities, the put options may be purchased at or about the same time that the Fund purchases the underlying security or at a later time. If such decline occurs, the put options will permit a Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. Similarly, when put options are used for non-hedging purposes, the Fund may make a profit when the price of the underlying security or instrument falls below the strike price. If the price of the underlying security or instrument does not fall sufficiently, the options may expire unexercised and the Fund would lose the premiums it paid for the option. If the price of the underlying security or instrument falls sufficiently and the option is exercised, the amount of any resulting profit will be offset by the amount of premium paid.

    Each of the Funds may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the premium would be lost.

    Call options may also be purchased in order to increase a Fund's return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a call option may be sold by a Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend upon whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The purchase of call options on securities that a Fund owns, when a Fund is substantially fully invested, is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility.

    Each of the Funds may write (sell) call and put options and purchase call and put options on securities indices. The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (2) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.


    Each of the Funds may cover call options on securities indices by owning securities whose price changes, in the opinion of the portfolio managers, are expeed to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities in its portfolio. Where a Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund may also cover call options on securities indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. A Fund may cover put options on securities indices by maintaining cash or liquid securities with a value equal to the exercise price in a segregated account or by holding a put on the same securities index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. Put and call options on securities indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Investors should be aware that although a Fund will only write call or put options on securities indices that are covered, covering an option does not protect the Fund from risk of loss.


    A Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, a Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.


    Each of the Funds may purchase put options on securities indices when the portfolio managers believe that there may be a decline in the prices of the securities covered by the index. The Fund will realize a gain if the put option appreciates in excess of the premium paid for the option. If the option does not increase in value, the Fund's loss will be limited to the premium paid for the option plus related transaction costs.


    A Fund may purchase call options on securities indices to take advantage of an anticipated broad market advance, or an advance in an industry or market segment. A Fund will bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on securities indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility.

    Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. However, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the Manager or a Subadviser desires that a Fund engage in such a transaction.


    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund realizes a gain or loss from purchasing or writing options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Fund of options on securities indices is subject to the portfolio managers' ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities. When a Fund purchases or writes securities index options as a hedging technique, the Fund's success will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected.


    A Fund's purchase or sale of securities index options in an attempt to enhance performance involves speculation and may be very risky and cause losses, which, in the case of call options written, are potentially unlimited.

    The Funds may purchase over-the-counter ("OTC") or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation assures that all transactions are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

    Listed options may have a liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to the expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally sold the option. Although the Funds will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until a Fund, as an OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

    Each of the Funds may purchase and write options on foreign currencies as more fully described in "Foreign Currency Exchange Transactions" above. Each of the Funds may also purchase or write call options on futures contracts as more fully described in "Options on Futures Contracts" below.

    The Funds' use of options may involve leveraging. Leveraging adds increased risks to a Fund, because the Fund's losses may be out of proportion to the amount invested in the instrument--a relatively small investment may lead to much greater losses.

FUTURES CONTRACTS

    Each of the Funds may enter into futures contracts, including bond futures contracts, interest rate futures contracts, stock index futures contracts and/ or foreign currency futures contracts. Such investment strategies may be used for hedging purposes and for nonhedging purposes, subject to applicable law.

    A futures contract is an agreement between two parties for the purchase or sale for future delivery of securities or for the payment or acceptance of a cash settlement based upon changes in the value of the securities or of an index of securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. Futures contracts in the United States have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Futures contracts may also be traded on markets outside the U.S.

    Futures contracts based on debt securities provide for the delivery and acceptance of securities, although such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. Brokerage fees will be incurred when a Fund purchases or sells a futures contract. At the same time such a purchase or sale is made, the Fund must provide cash or securities as a deposit ("initial deposit") known as "margin." The initial deposit required will vary, but may be as low as 1% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the Fund may receive or be required to pay additional "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into. Interest rate futures, which are typically based on shorter-term interest rates, such as overnight to six-month time periods, settle in cash only rather than by delivery of the underlying instrument.

    A Fund may purchase or sell interest rate futures contracts or bond futures contracts to attempt to protect the Fund from fluctuations in interest rates, to manage the effective maturity or duration of the Fund's portfolio in an effort to reduce potential losses, or in an effort to enhance potential gain, without actually buying or selling debt securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as if the Fund sold bonds that it owned, or as if the Fund sold longer-term bonds and purchased shorter-term bonds. If interest rates did increase, the value of the Fund's debt securities would decline, but the value of the futures contracts would increase, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similar results could be accomplished by selling bonds, or by selling bonds with longer maturities and investing in bonds with shorter maturities. However, by using futures contracts, the Fund avoids having to sell its securities.


    Bond futures may be used for nonhedging purposes. For example, even if the Fund were not trying to protect the value of any bonds held by it, if the portfolio managers anticipate that interest rates are about to rise, depressing future prices of bonds, the portfolio managers may sell bond futures short, closing out the position later at a lower price, if the future prices fall, as expected. If the prices do not fall, the Fund would experience a loss and such loss may be unlimited.


    Similarly, when it is expected that interest rates may decline, a Fund might enter into futures contracts for the purchase of debt securities. Such a purchase would be intended to have much the same effect as if the Fund purchased bonds, or as if the Fund sold shorter-term bonds and purchased longer-term bonds. If interest rates did decline, the value of the futures contracts would increase.

    Although futures on individual equity securities are not available in United States markets, futures contracts on individual equity securities may be available in foreign markets, and may be purchased or sold by the Funds.

    Each of the Funds may buy and sell stock index futures contracts to attempt to increase investment return, to gain stock market exposure while holding cash available for investments and redemptions, or to protect against a decline in the stock market.

    A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at the price agreed upon when the contract is made. A unit is the current value of the stock index.

    The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index (the "S&P 100 Index") is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4) reduced by transaction costs. If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2) increased by transaction costs.

    Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.


    Each of the Funds may purchase and sell foreign currency futures contracts to attempt to protect its current or intended foreign investments from fluctuations in currency exchange rates or, for non-hedging purposes, in an attempt to benefit from such fluctuations. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. A Fund may also sell futures contracts in a foreign currency even if it does not hold securities denominated in such currency, if it anticipates a decline in the value of such currency.


    Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired. The Fund could also purchase futures contracts on a currency if it expected the currency to rise in value, even if the Fund did not anticipate purchasing securities denominated in that currency.

    Although the use of futures for hedging, if correctly used, may minimize the risk of loss due to a decline in the value of the hedged position (e.g., if a Fund sells a futures contract to protect against losses in the debt securities held by the Fund), they do not eliminate the risk of loss and at the same time the futures contract limits any potential gain which might result from an increase in value of a hedged position.

    In addition, the ability effectively to hedge all or a portion of a Fund's investments through transactions in futures contracts depends on the degree to which movements in the value of the securities underlying such contracts correlate with movements in the value of the Fund's securities. If the security underlying a futures contract is different than the security being hedged, they may not move to the same extent or in the same direction. In that event, the Fund's hedging strategy might not be successful and the Fund could sustain losses on these hedging transactions which would not be offset by gains on the Fund's other investments or, alternatively, the gains on the hedging transaction might not be sufficient to offset losses on the Fund's other investments. It is also possible that there may be a negative correlation between the security underlying a futures contract and the securities being hedged, which could result in losses both on the hedging transaction and the securities. In these and other instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken. Similarly, even where a Fund enters into futures transactions other than for hedging purposes, the effectiveness of its strategy may be affected by lack of correlation between changes in the value of the futures contracts and changes in value of the underlying securities, currencies or indices.

    The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contract was originally entered into. There can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the futures contract or to meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the ability effectively to use futures transactions for hedging or other purposes.

    The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


    Investments in futures contracts also entail the risk that if the portfolio managers' investment judgment about the general direction of interest rates, equity markets, or other economic factors is incorrect, the Fund's overall performance may be poorer than if any such contract had not been entered into. For example, if a Fund entered into a futures contract in the belief that interest rates would increase, and interest rates decrease instead, the Fund will have offsetting losses in its futures positions. Similarly, if a Fund purchases futures contracts expecting a decrease in interest rates and interest rates instead increased, the Fund will have losses in its futures positions which will increase the amount of the losses on the securities in its portfolio which will also decline in value because of the increase in interest rates. In addition, in such situations, if the Fund has insufficient cash, the Fund may have to sell bonds from its investments to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so.


    CFTC regulations require compliance with certain limitations in order to assure that a Fund is not deemed to be a "commodity pool" under such regulations. Generally speaking, CFTC regulations prohibit a Fund from purchasing or selling futures contracts (other than for bona fide hedging transactions) if, immediately thereafter, the sum of the amount of initial margin required to establish that Fund's non-hedging futures positions and the premiums required to establish positions in options on futures, would exceed 5% of that Fund's net assets. These limitations apply only to instruments regulated by the CFTC, and may not apply to all of the Funds' transactions in futures contracts.

    Each Fund will comply with this CFTC requirement if applicable. In addition, an amount of cash or liquid securities will be maintained by each Fund in a segregated account so that the amount so segregated, plus the applicable margin held on deposit, will be approximately equal to the amount necessary to satisfy the Fund's obligations under the futures contract, or a Fund will otherwise "cover" its positions in accordance with applicable policies and regulations.

    The use of futures contracts may expose a Fund to the effects of "leveraging," which occurs when futures are used so that the Fund's exposure to the market is greater than it would have been if the Fund had invested directly in the underlying securities. "Leveraging" increases a Fund's potential for both gain and loss.

OPTIONS ON FUTURES CONTRACTS

    Each of the Funds may purchase and write options to buy or sell futures contracts in which the Fund may invest. Such investment strategies may be used for hedging purposes and for non-hedging purposes, subject to applicable law.

    An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

    A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profits or loss on the transaction.

    Options on futures contracts that are written or purchased by a Fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges.

    Each of the Funds may cover the writing of call options on futures contracts (a) through purchases of the underlying futures contract, (b) through ownership of the instrument, or instruments included in the index underlying the futures contract, or (c) through the holding of a call on the same futures contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or securities in a segregated account. A Fund may cover the writing of put options on futures contracts (a) through sales of the underlying futures contract, (b) through segregation of cash or liquid securities in an amount equal to the value of the security or index underlying the futures contract,
(c) through the holding of a put on the same futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by a Fund in cash or liquid securities in a segregated account. Put and call options on futures contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call option on a futures contract written by a Fund, the Fund will be required to sell the underlying futures contract which, if the Fund has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract written by a Fund is exercised, the Fund will be required to purchase the underlying futures contract which, if the Fund has covered its obligation through the sale of such contract, will close out its futures position.

    The writing of a call option on a futures contract may be used as a partial hedge against declining prices of the securities deliverable on exercise of the futures contract. A Fund will receive an option premium when it writes the call, and, if the price of the futures contract at expiration of the option is below the option exercise price, the Fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the Fund's security holdings. Similarly, the writing of a put option on a futures contract may be used as a partial hedge against increasing prices of the securities deliverable upon exercise of the futures contract. If a Fund writes an option on a futures contract and that option is exercised, the Fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. A Fund's ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities held by the Fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and the Fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for a Fund to incur a loss on both the hedging instrument and the futures contract being hedged.

    Each of the Funds may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.


    Each of the Funds may also purchase options on futures contracts for non-hedging purposes, in order to take advantage of projected market advances or declines or changes in interest rates or exchange rates. For example, a Fund can buy a call option on a bond futures contract when the portfolio managers believe that the underlying futures contract will rise. If prices do rise, the Fund could exercise the option and acquire the underlying futures contract at the strike price or the Fund could offset the long call position with a sale and realize a profit. Or, a Fund can sell a call option if the portfolio managers believe that futures prices will decline. If prices decline, the call will likely not be exercised and the Fund would profit. However, if the underlying futures contract should rise, the buyer of the option would likely exercise the call against the Fund and acquire the underlying futures position at the strike price; the Fund's loss in this case could be unlimited.


    The Funds' use of options on futures contracts may involve leveraging. Leveraging adds increased risks to a Fund, because the Fund's losses may be out of proportion to the amount invested in the instrument--a relatively small investment may lead to much greater losses.

CONVERTIBLE SECURITIES

    Each Fund may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities purchased are not subject to the ratings requirements applicable to the Funds' purchase of fixed income investments.

    In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

SWAPS AND RELATED TRANSACTIONS

    Each Fund may enter into interest rate swaps, currency swaps, equity swaps and other types of available swap agreements, such as caps, collars and floors, for the purpose of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. An equity swap is an agreement to exchange cash flows on a principal amount based on changes in the values of the reference index. A currency swap is an agreement to exchange cash flows on a principal amount based on changes in the values of the currency exchange rates. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

    A Fund will maintain liquid assets with its custodian or otherwise cover its current obligations under swap transactions in accordance with current regulations and policies applicable to the Fund.


    The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, equity, currency or other factor that determines the amount of payments to be made under the arrangement. If the portfolio managers are incorrect in their forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. No Fund will enter into any swap unless the portfolio managers deem the counterparty to be creditworthy. If the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Each Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.


    Swap agreements are subject to each Fund's overall limit that not more than 15% of its net assets may be invested in illiquid securities.

    Engaging in swap and related transactions may involve leveraging. Leveraging adds increased risks to a Fund, because the Fund's losses may be out of proportion to the amount invested in the instrument--a relatively small investment may lead to much greater losses.

ADDITIONAL DISCLOSURE REGARDING DERIVATIVES

    Transactions in options may be entered into on U.S. exchanges regulated by the SEC, in the over-the-counter market and on foreign exchanges, while forward contracts may be entered into only in the over-the-counter market. Futures contracts and options on futures contracts may be entered into on U.S. exchanges regulated by the CFTC and on foreign exchanges. The securities underlying options and futures contracts traded by a Fund may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

    Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets. For example, a Fund may sell futures contracts on an index of securities in order to profit from any anticipated decline in the value of the securities comprising the underlying index. In such instances, any losses on the futures transactions will not be offset by gains on any portfolio securities comprising such index, as might occur in connection with a hedging transaction.

    The use of certain derivatives, such as futures, forward contracts, and written options may involve leverage for the Funds because they create an obligation, or indebtedness, to someone other than the Funds' shareholders and enable a Fund to participate in gains and losses on an amount that exceeds its initial investment. If a Fund writes a stock put option, for example, it makes no initial investment, but instead receives a premium in an amount equal to a fraction of the price of the underlying stock. In return, the Fund is obligated to purchase the underlying stock at a fixed price, thereby being subject to losses on the full stock price.

    Likewise, if a Fund purchases a futures contract, it makes an initial margin payment that is typically a small percentage of the contract's price. However, because of the purchase, the Fund will participate in gains or losses on the full contract price.

    Other types of derivatives provide the economic equivalent of leverage because they display heightened price sensitivity to market fluctuations, such as changes in stock prices or interest rates. These derivatives magnify a Fund's gain or loss from an investment in much the same way that incurring indebtedness does. For example, if a Fund purchases a stock call option, the Fund pays a premium in an amount equal to a fraction of the stock price, and in return, the Fund participates in gains on the full stock price. If there were no gains, the Fund generally would lose the entire initial premium.

    Options, futures contracts, options on futures contracts, forward contracts and swaps may be used alone or in combinations in order to create synthetic exposure to securities in which a Fund otherwise invests, such as non-U.S. government securities.

    The use of derivatives may increase the amount of taxable income of a Fund and may affect the amount, timing and character of a Fund's income for tax purposes, as more fully discussed herein in the section entitled "Tax Matters."

ADDITIONAL INFORMATION

    At times, a substantial portion of a Fund's assets may be invested in securities as to which a Fund, by itself or together with other funds and accounts managed by Citibank and its affiliates, holds all or a major portion. Although Citibank generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when Citibank believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. In order to enforce its rights in the event of a default under such securities, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the Fund's operating expenses and adversely affect a Fund's net asset value. In addition, a Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets.

DEFENSIVE STRATEGIES

    The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds' principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Funds may invest without limit in high quality money market and other short-term instruments, and may not be pursuing their investment goals.

                         4.  INVESTMENT RESTRICTIONS

    The Trust, on behalf of the Funds, and the Portfolio Trusts, on behalf of the Portfolios, have each adopted the following policies which may not be changed with respect to any of the foregoing Funds or Portfolios without approval by holders of a majority of the outstanding voting securities of that Fund or Portfolio, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the Fund or Portfolio present at a meeting at which the holders of more than 50% of the outstanding voting securities of the Fund or Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund or Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    None of the Funds or Portfolios may:

        (1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed, or purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund or Portfolio, taken at market value. It is intended that the Fund or Portfolio would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund or beneficial interests in the Portfolio while effecting an orderly liquidation of portfolio securities.

        (2) Make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund's or Portfolio's total assets (taken at market value), (b) through the use of repurchase agreements, fixed time deposits or the purchase of short-term obligations or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

        (3) Purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the Fund or Portfolio more than 10% of the voting securities of such issuer to be held by the Fund or Portfolio; provided that, for purposes of this restriction, the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further that the Fund or Portfolio may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

        (4) Purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the Fund's or Portfolio's total assets more than 5% of the Fund's or Portfolio's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state); provided that, for purposes of this restriction, the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further that the Fund or Portfolio may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

        (5) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's or Portfolio's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction.

        (6) Underwrite securities issued by other persons, except that all or any portion of the assets of the Fund or Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except in so far as the Fund or Portfolio may technically be deemed an underwriter under the Securities Act in selling a security.

        (7) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund or Portfolio from purchasing or selling futures contracts or options thereon, and each of the Fund and the Portfolio reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund or the Portfolio).

        (8) Issue any senior security (as that term is defined in the 1940
    Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

    For purposes of restriction (1) above, covered mortgage dollar rolls and arrangements with respect to securities lending are not treated as borrowing.

    If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in this Registration Statement is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities or a later change in the rating of the securities held for the Fund will not be considered a violation of policy.

                 5.  PERFORMANCE INFORMATION AND ADVERTISING

    Fund performance may be quoted in advertising, shareholder reports and other communications in terms of total rate of return. All performance information is historical and is not intended to indicate future performance. Total rates of return fluctuate in response to market conditions and other factors, and the value of a Fund's shares when redeemed may be worth more or less than their original cost.

    Each Fund may provide its period, annualized, cumulative and average annual "total rates of return". The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period, reflects any change in net asset value per share and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized". An "annualized" total rate of return assumes that the period rate of return is generated over a one-year period. Average annual total return figures represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value changes over a stated period of time.

    A total rate of return quotation for a Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and
(z) subtracting 1 from the result.

    Average annual total return is a measure of a Fund's performance over time. It is determined by taking a Fund's performance over a given period and expressing it as an average annual rate. The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 initial investment in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the redeemable value of the investment at the end of the period. The redeemable value is then divided by the initial investment, and its quotient is taken to the Nth root (N representing the number of years in the period) and is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.


    Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of a period, deducting (as applicable) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by each Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period.

    Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges. Total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.


    Each Fund may provide annualized "yield" quotations. the "yield" of a Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one year period and is shown as a percentage of the maximum public offering price on the last day of that period. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

    Any current yield quotation for a Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30 calendar day or one month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the public offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.


    In computing total rates of return and yield quotations, all Fund expenses are included. However, fees that may be charged directly to a shareholder by that shareholder's broker dealer, Service Agent or other financial intermediaries are not included. Of course, any such fees charged by a shareholder's Service Agent will reduce the shareholder's net return on investment.

    Set forth below is average annual total rate of return information for the shares of each Fund for the periods indicated, assuming that dividends and capital gains distributions, if any, were reinvested. All outstanding shares were designated Class A shares on January 4, 1999. Prior to January 4, 1999, there were no sales charges on the purchase or sale of the Funds' shares. The Class A performance for past periods has therefore been adjusted to reflect the maximum sales charge currently in effect. The Funds offered Class B shares beginning January 4, 1999. For periods prior to that date, Class B share performance includes the performance of the applicable Fund's Class A shares, adjusted to take into account the deduction of the Class B contingent deferred sales charge, which declines over six years from 4.50% to 0% with respect to CitiSelect Folio 100, CitiSelect Folio 200 and CitiSelect Folio 300, and from 5% to 0% with respect to CitiSelect Folio 400 and CitiSelect Folio 500, rather than the initial sales charge applicable to Class A shares. This blended performance has been adjusted to take into account differences in class-specific operating expenses.

    Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they otherwise would have been.

                                                  CITISELECT FOLIO 100 INCOME
                                                                                                             REDEEMABLE VALUE
                                                                                         AVERAGE             OF A HYPOTHETICAL
                                                                                          ANNUAL             $1,000 INVESTMENT
                                                                                        TOTAL RATE             AT THE END OF
        PERIOD                                                                          OF RETURN               THE PERIOD
        ------                                                                          ---------               ----------
CLASS A
May 3, 1999 (Commencement of Operations) to October 31, 1999 .....................       (5.48)%*                $  945.18
CLASS B
May 3, 1999 (Commencement of Operations) to October 31, 1999 .....................       (5.61)%*                $  943.94

                                              CITISELECT FOLIO 200 CONSERVATIVE
                                                                                                             REDEEMABLE VALUE
                                                                                         AVERAGE             OF A HYPOTHETICAL
                                                                                          ANNUAL             $1,000 INVESTMENT
                                                                                        TOTAL RATE             AT THE END OF
        PERIOD                                                                          OF RETURN               THE PERIOD
        ------                                                                          ---------               ----------
CLASS A
June 17, 1996 (Commencement of Operations) to October 31, 1999 ...................         4.35%*                $1,154.59
One Year Ended October 31, 1999 ..................................................       (2.47)%*                $  975.34
CLASS B
January 4, 1999 (Commencement of Operations) to October 31, 1999 .................       (6.53)%*                $  934.69
One Year Ended October 31, 1999 ..................................................       (3.05)%*                $  969.48

                                                CITISELECT FOLIO 300 BALANCED
                                                                                                             REDEEMABLE VALUE
                                                                                         AVERAGE             OF A HYPOTHETICAL
                                                                                          ANNUAL             $1,000 INVESTMENT
                                                                                        TOTAL RATE             AT THE END OF
        PERIOD                                                                          OF RETURN               THE PERIOD
        ------                                                                          ---------               ----------
CLASS A
June 17, 1996 (Commencement of Operations) to October 31, 1999 ...................         5.53%*                $1,198.91
One Year Ended October 31, 1999 ..................................................       (0.18)%*                $  998.21
CLASS B
January 4, 1999 (Commencement of Operations) to October 31, 1999 .................       (5.44)%*                $  945.58
One Year Ended October 31, 1999 ..................................................       (0.87)%*                $  991.27

                                                 CITISELECT FOLIO 400 GROWTH
                                                                                                             REDEEMABLE VALUE
                                                                                         AVERAGE             OF A HYPOTHETICAL
                                                                                          ANNUAL             $1,000 INVESTMENT
                                                                                        TOTAL RATE             AT THE END OF
        PERIOD                                                                          OF RETURN               THE PERIOD
        ------                                                                          ---------               ----------
CLASS A
June 17, 1996 (Commencement of Operations) to October 31, 1999 ...................         5.65%*                $1,203.55
One Year Ended October 31, 1999 ..................................................         2.16%*                $1,021.60
CLASS B
January 4, 1999 (Commencement of Operations) to October 31, 1999 .................       (5.00)%*                $  950.00
One Year Ended October 31, 1999 ..................................................         1.07%*                $1,010.66

                                               CITISELECT FOLIO 500 GROWTH PLUS
                                                                                                             REDEEMABLE VALUE
                                                                                         AVERAGE             OF A HYPOTHETICAL
                                                                                          ANNUAL             $1,000 INVESTMENT
                                                                                        TOTAL RATE             AT THE END OF
        PERIOD                                                                          OF RETURN               THE PERIOD
        ------                                                                          ---------               ----------
CLASS A
September 3, 1996 (Commencement of Operations) to October 31, 1999 ...............         5.86%*                $1,196.94
One Year Ended October 31, 1999 ..................................................         5.26%*                $1,052.61
CLASS B
January 4, 1999 (Commencement of Operations) to October 31, 1999 .................       (2.89)%*                $  971.05
One Year Ended October 31, 1999 ..................................................       (4.07)%*                $1,040.70
----------
*Not Annualized.


    From time to time, advertising and marketing material of any of the Funds may include charts showing the historical performance of hypothetical portfolios comprised of classes of assets similar to those in which the Funds invest. The classes of assets will be represented by the historical performance of specific unmanaged indices. The information contained in such charts should not be viewed as a projection of results of any of the Funds or as the historical performance of any of the Funds. In addition, the past performance illustrated by such charts should not be viewed as a guarantee of future results.

    For advertising and sales purposes, the Funds will generally use the performance of Class A shares. All outstanding Fund shares were designated Class A shares on January 4, 1999. Performance prior to that date will be adjusted to include the sales charges currently in effect. Class A shares are sold at net asset value plus a current maximum sales charge of 4.50% (5.00% for CitiSelect Folio 400 Growth and CitiSelect Folio 500 Growth Plus). Performance will typically include this maximum sales charge for the purposes of calculating performance figures. If the performance of Class B shares is used for advertising and sales purposes, performance after class inception on January 4, 1999 will be actual performance, while performance prior to that date will be Class A performance, adjusted to reflect the differences in sales charges (but may not reflect the differences in fees and expenses) between the classes. For these purposes, it will be assumed that the maximum contingent deferred sales charge applicable to the Class B shares is deducted at the times, in the amount, and under the terms stated in the Prospectus. Class B share performance generally would have been lower than Class A performance, had the Class B shares been offered for the entire period, because the expenses attributable to Class B shares are higher than the expenses attributable to the Class A shares. Fund performance may also be presented in advertising and sales literature without the inclusion of sales charges.

        6.  DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

    The net asset value per share of each Fund is determined for each class on each day during which the New York Stock Exchange is open for trading ("Business Day"). As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination of net asset value is made once each day as of the close of regular trading on the Exchange by adding the market value of all securities and other assets attributable to the class (including its interest in its underlying Portfolios), then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the Transfer Agent prior to its calculation.

    For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or if there are no market rates, at fair value, at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. In certain instances, securities are valued on the basis of valuations received from a single dealer, which is usually an established market maker in the security. In these instances, additional dealer valuations are obtained monthly. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees of the Trust.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the Exchange. Trading may also take place on days on which the Exchange is closed and on which it is not possible to purchase or redeem shares of the Funds. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Interest income on long-term obligations held for a Fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of premiums.

             7.  ADDITIONAL INFORMATION ON THE PURCHASE AND SALE
                   OF FUND SHARES AND SHAREHOLDER PROGRAMS

    As described in the Prospectus, the Funds provide you with alternative ways of purchasing shares based upon your individual investment needs.

    Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares in eight years as more fully described below.

    Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission ("SEC") and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

CLASS A SHARES


    You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge depending upon the amount of your purchase, or the sales charge may be waived in its entirety, as described below under "Sales Charge Waivers." If you qualify to purchase Class A shares without a sales load, you should purchase Class A shares rather than Class B shares because Class A shares pay lower fees. Class A shares are also subject to an annual distribution/service fee of up to .50%. See "Distributor." Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase on October 31, 1999 of Class A shares from a Fund aggregating less than $25,000 subject to the schedule of sales charges set forth below.

                                                     CITISELECT FOLIO 100       CITISELECT FOLIO 200       CITISELECT FOLIO 300
                                                     --------------------       --------------------       --------------------
Net Asset Value per share ........................          $ 9.66                     $10.60                     $10.84
Per Share Sales Charge -- 4.50% of public offering
  price (4.71% of net asset value per share) .....          $ 0.46                     $ 0.50                     $ 0.51
Per Share Offering Price to the Public ...........          $10.12                     $11.10                     $11.35

                                                                                CITISELECT FOLIO 400       CITISELECT FOLIO 500
                                                                                --------------------       --------------------
Net Asset Value per share ........................                                     $11.11                     $11.57
Per Share Sales Charge -- 5.00% of public offering
  price (5.26% of net asset value per share) .....                                     $ 0.58                     $ 0.61
Per Share Offering Price to the Public ...........                                     $11.69                     $12.18


    A Fund receives the entire net asset value of all Class A shares that are sold. The Distributor retains the full applicable sales charge from which it pays the uniform reallowances shown in the table below.

    The front-end sales charge for Class A shares expressed as a percentage of offering price and net asset value, and the dealer reallowance expressed as a percentage of the offering price is set forth in the tables below. The Funds have established certain shareholder programs that may permit you to take advantage of the lower rates available for larger purchases, as described under "Shareholder Programs" below.

                         CITISELECT FOLIO 100, CITISELECT FOLIO 200 AND CITISELECT FOLIO 300

                                                                                                               BROKER/DEALER
                                                         SALES CHARGE               SALES CHARGE                COMMISSION
AMOUNT OF                                                  AS A % OF                  AS A % OF                  AS A % OF
YOUR INVESTMENT                                         OFFERING PRICE             YOUR INVESTMENT            OFFERING PRICE
---------------                                         --------------             ---------------            --------------
Less than $25,000 ................................           4.50%                      4.71%                      4.05%
$25,000 to less than $50,000 .....................           4.00%                      4.17%                      3.60%
$50,000 to less than $100,000 ....................           3.50%                      3.63%                      3.15%
$100,000 to less than $250,000 ...................           2.50%                      2.56%                      2.25%
$250,000 to less than $500,000 ...................           1.50%                      1.52%                      1.35%
$500,000 or more .................................           none*                      none*                   up to 1.00%

                                      CITISELECT FOLIO 400 AND CITISELECT FOLIO 500

                                                                                                               BROKER/DEALER
                                                         SALES CHARGE               SALES CHARGE                COMMISSION
AMOUNT OF                                                  AS A % OF                  AS A % OF                  AS A % OF
YOUR INVESTMENT                                         OFFERING PRICE             YOUR INVESTMENT            OFFERING PRICE
---------------                                         --------------             ---------------            --------------
Less than $25,000 ................................           5.00%                      5.26%                      4.50%
$25,000 to less than $50,000 .....................           4.00%                      4.17%                      3.60%
$50,000 to less than $100,000 ....................           3.50%                      3.63%                      3.15%
$100,000 to less than $250,000 ...................           3.00%                      3.09%                      2.70%
$250,000 to less than $500,000 ...................           2.00%                      2.04%                      1.80%
$500,000 or more .................................           none*                      none*                   up to 1.00%
----------
*A contingent deferred sales charge may apply in certain instances. See "Sales Charge Waivers".

CLASS B SHARES

    Class B shares are sold without a front-end, or initial, sales charge, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares within five years of purchase. The rate of CDSC goes down the longer you hold your shares. The tables below show the rates that you pay, as a percentage of the purchase price (or the sale price, whichever is less), depending upon when you sell your shares.

       CITISELECT FOLIO 100, CITISELECT FOLIO 200 AND CITISELECT FOLIO 300

SALE DURING                                      CDSC ON SHARES BEING SOLD

1st year since purchase                                    4.50%
2nd year since purchase                                    4.00%
3rd year since purchase                                    3.00%
4th year since purchase                                    2.00%
5th year since purchase                                    1.00%
6th year (or later) since purchase                         None

                  CITISELECT FOLIO 400 AND CITISELECT FOLIO 500

SALE DURING                                      CDSC ON SHARES BEING SOLD

1st year since purchase                                    5.00%
2nd year since purchase                                    4.00%
3rd year since purchase                                    3.00%
4th year since purchase                                    2.00%
5th year since purchase                                    1.00%
6th year (or later) since purchase                         None

    Class B shares pay distribution/service fees of up to 0.75% (up to 1.00% for CitiSelect Folio 400 Growth and CitiSelect Folio 500 Growth Plus) of the average daily net assets represented by the Class B shares. Financial professionals selling Class B shares receive a commission based upon the purchase price of the Class B shares that they sell, except sales exempt from the CDSC. The commission is 4.00% of the purchase price of Folio 100, Folio 200 and Folio 300 Class B shares, and 4.50% of the purchase price of Folio 400 and Folio 500 Class B shares. Financial professionals also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares that they have sold.

    When you sell your shares, the CDSC will be based on either your purchase price, or the sale price, whichever is less. You do not pay a CDSC on shares acquired through reinvestment of dividends and capital gain distributions and shares representing capital appreciation. Each Fund will assume that a redemption of Class B shares is made:

    [] first, of Class B shares representing capital appreciation

    [] next, of shares representing the reinvestment of dividends and capital gains distributions

    [] finally, of other shares held by the investor for the longest period of time.

Under certain circumstances, as set forth below in "Sales Charge Waivers," the CDSC will be waived.


    The holding period of Class B shares of a Fund acquired through an exchange with another CitiFund will be calculated from the date that the Class B shares were initially acquired in the other CitiFund, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in the other fund. When determining the amount of the CDSC, each Fund will use the CDSC schedule of any fund from which you have exchanged shares that would result in you paying the highest applicable CDSC.

ADDITIONAL DEALER CONCESSIONS

    From time to time, the Funds' Distributor or Citibank, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the Funds. Such concessions provided by the Funds' Distributor or Citibank may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Funds, and/or other dealer-sponsored events. From time to time, the Funds' Distributor or Citibank may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


SALES CHARGE WAIVERS

    In certain circumstances, the initial sales charge imposed on purchases of Class A shares, and the CDSC imposed upon sales of Class A or Class B shares, are waived. Waivers are generally instituted in order to promote good will with persons or entities with which Citibank or the Distributor or their affiliates have business relationships, or because the sales effort, if any, involved in making such sales is negligible, or, in the case of certain CDSC waivers, because the circumstances surrounding the sale of Fund shares were not foreseeable or voluntary. These sales charge waivers may be modified or discontinued at any time.

     CLASS A--FRONT-END SALES CHARGE

     o Reinvestment. The sales charge does not apply to Class A shares acquired through the reinvestment of dividends and capital gains distributions.

     o Eligible Purchasers. Class A shares may be purchased without a sales charge by:

          [] tax exempt organizations under Section 501(c)(3-13) of the Internal
             Revenue Code

          [] trust accounts for which Citibank or any subsidiary or affiliate of Citibank acts as trustee and exercises discretionary investment management authority

          [] accounts for which Citibank or any subsidiary or affiliate of Citibank performs investment advisory services or charges fees for acting as custodian

          [] directors or trustees (and their immediate families), and retired directors and trustees (and their immediate families), of any investment company for which Citibank or any subsidiary or affiliate of Citibank serves as the investment adviser or as a service agent


          [] employees or retired employees of Citibank and its affiliates, CFBDS, Inc. and its affiliates or any Service Agent and its affiliates (including immediate families of any of the foregoing), and retired employees of Citibank and its affiliates or CFBDS, Inc. and its affiliates (including immediate families of the foregoing)


          [] investors participating in a fee- based or promotional arrangement sponsored or advised by Citibank or its affiliates

          [] investors participating in a rewards program that offers Fund shares as an investment option based on an investor's balances in selected Citigroup Inc. products and services

          [] employees of members of the National Association of Securities
             Dealers, Inc., provided that such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase

          [] separate accounts used to fund certain unregistered variable annuity contracts

          [] direct rollovers by plan participants from a 401(k) plan offered to Citigroup employees

          [] shareholder accounts established through a reorganization or similar form of business combination approved by a Fund's Board of Trustees or by the Board of Trustees of any other CitiFund or mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds) the terms of which entitle those shareholders to purchase shares of a Fund or any other CitiFund at net asset value without a sales charge

          [] employee benefit plans qualified under Section 401(k) of the Internal Revenue Code with accounts outstanding on January 4, 1999


          [] employee benefit plans qualified under Section 401 of the Internal
             Revenue Code, including salary reduction plans qualified under
             Section 401(k) of the Code, subject to minimum requirements as may be established by CFBDS with respect to the amount of purchase; currently, the amount invested by the qualified plan in a Fund or in any combination of CitiFunds must total a minimum of $1 million (qualified plans investing through certain programs sponsored by Citibank or its affiliates are not subject to the minimum)


          [] accounts associated with Copeland Retirement Programs

          [] investors purchasing $500,000 or more of Class A shares; however, a contingent deferred sales charge will be imposed on the investments in the event of certain share redemptions within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (not including reinvested dividends and capital gains distributions) or the total cost of the shares; the contingent deferred sales charge on Class A shares will be waived under the same circumstances as the contingent deferred sales charge on Class B shares will be waived; in determining whether a contingent deferred sales charge on Class A shares is payable, and if so, the amount of the charge:

              + it is assumed that shares not subject to the contingent deferred sales charge are the first redeemed followed by other shares held for the longest period of time

              + all investments made during a calendar month will age one month on the last day of the month and each subsequent month

              + any applicable contingent deferred sales charge will be deferred upon an exchange of Class A shares for Class A shares of another CitiFund and deducted from the redemption proceeds when the exchanged shares are subsequently redeemed (assuming the contingent deferred sales charge is then payable)

              + the holding period of Class A shares so acquired through an exchange will be aggregated with the period during which the original Class A shares were held

          [] subject to appropriate documentation, investors where the amount invested represents redemption proceeds from a mutual fund (other than a CitiFund), if:

              + the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed), and

              + the redemption has occurred no more than 60 days prior to the purchase of Class A shares of the Fund

          [] an investor who has a business relationship with an investment consultant or other registered representative who joined a broker-dealer which has a sales agreement with CFBDS from another investment firm within six months prior to the date of purchase by the investor, if:

              + the investor redeems shares of another mutual fund sold through the investment firm that previously employed that investment consultant or other registered representative, and either paid an initial sales charge or was at some time subject to, but did not actually pay, a deferred sales charge or redemption fee with respect to the redemption proceeds

              + the redemption is made within 60 days prior to the investment in a Fund, and

              + the net asset value of the shares of the Fund sold to that investor without a sales charge does not exceed the proceeds of the redemption

      CONTINGENT DEFERRED SALES CHARGE:

     o Reinvestment. There is no CDSC on shares representing capital appreciation or on shares acquired through reinvestment of dividends or capital gains distributions.

     o  Waivers. The CDSC will be waived in connection with:

          [] a total or partial redemption made within one year of the death of the shareholder; this waiver is available where the deceased shareholder is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship, and applies only to redemption of shares held at the time of death

          [] a lump sum or other distribution in the case of an Individual
             Retirement Account (IRA), a self-employed individual retirement plan (Keogh Plan) or a custodian account under Section 403(b) of the Internal Revenue Code, in each case following attainment of age 59 1/2

          [] a total or partial redemption resulting from any distribution following retirement in the case of a tax-qualified retirement plan

          [] a redemption resulting from a tax- free return of an excess contribution to an IRA

          [] redemptions made under a Fund's Systematic Withdrawal Plan

AUTOMATIC CONVERSION OF CLASS B SHARES

    A shareholder's Class B shares will automatically convert to Class A shares in the same Fund approximately eight years after the date of issuance. At the same time, a portion of all Class B shares representing dividends and other distributions paid in additional Class B shares will be converted in accordance with procedures from time to time approved by the Funds' Trustees. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs. If a shareholder effects one or more exchanges among Class B shares of the CitiFunds during the eight-year period, the holding periods for the shares so exchanged will be counted toward the eight-year period. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same.

SHAREHOLDER PROGRAMS


    The Funds make the following programs available to shareholders to enable them to reduce or eliminate the front-end sales charges on Class A shares, to exchange Fund shares for shares of other CitiFunds without, in many cases, the payment of a sales charge or to provide for the automatic withdrawal of cash. These programs may be changed or discontinued at any time. For more information, please contact the Transfer Agent or, if you own your shares through a Service Agent, your Service Agent.


REDUCED SALES CHARGE PLAN

    A qualified group may purchase shares as a single purchaser under the reduced sales charge plan. The purchases by the group are lumped together and the sales charge is based on the lump sum. A qualified group must:

          [] have been in existence for more than six months

          [] have a purpose other than acquiring Fund shares at a discount

          [] satisfy uniform criteria that enable CFBDS to realize economies of scale in its costs of distributing shares

          [] have more than ten members

          [] be available to arrange for group meetings between representatives of the Funds and the members

          [] agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to the distributor

          [] seek to arrange for payroll deduction or other bulk transmission of investments to the Funds

LETTER OF INTENT


    If an investor anticipates purchasing $25,000 or more of Class A shares of a Fund alone or in combination with Class B shares of the Fund or any of the classes of other CitiFunds or of any other mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds) within a 13-month period, the investor may obtain the shares at the same front-end reduced sales charge as though the total quantity were invested in one lump sum by completing a letter of intent on the terms described below. Subject to acceptance by CFBDS, Inc., the Funds' distributor, and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the letter of intent.

          [] The shareholder or, if the shareholder holds Fund shares through a Service Agent, his or her Service Agent must inform CFBDS that the letter of intent is in effect each time shares are purchased.


          [] The shareholder makes no commitment to purchase additional shares, but if his or her purchases within 13 months plus the value of shares credited toward completion of the letter of intent do not total the sum specified, an increased sales charge will apply as described below.

          [] A purchase not originally made pursuant to a letter of intent may be included under a subsequent letter of intent executed within 90 days of the purchase if CFBDS is informed in writing of this intent within the 90-day period.

          [] The value of shares of a Fund presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the letter of intent, may be included as a credit toward the completion of the letter, but the reduced sales charge applicable to the amount covered by the letter is applied only to new purchases.

          [] Instructions for issuance of shares in the name of a person other than the person signing the letter of intent must be accompanied by a written statement from the Transfer Agent or a Service Agent stating that the shares were paid for by the person signing the letter.

          [] Neither income dividends nor capital gains distributions taken in additional shares will apply toward the completion of the letter of intent.

          [] The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the letter of intent are deducted from the total purchases made under the letter of intent.


          [] Class B shares included in the shares covered by the Letter of Intent will continue to be subject to the applicable CDSC.

    If the investment specified in the letter of intent is not completed (either prior to or by the end of the 13-month period), the Transfer Agent will redeem, within 20 days of the expiration of the letter of intent, an appropriate number of the shares in order to realize the difference between the reduced sales charge that would apply if the investment under the letter of intent had been completed and the sales charge that would normally apply to the number of shares actually purchased. By completing and signing the letter of intent, the shareholder irrevocably grants a power of attorney to the Transfer Agent to redeem any or all shares purchased under the letter of intent, with full power of substitution.


RIGHT OF ACCUMULATION

    A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his or her new investment, together with the current offering price value of all holdings of that shareholder in the CitiFunds, reaches a discount level. For example, if a Fund shareholder owns shares valued at $50,000 and purchases an additional $50,000 of Class A shares of the Fund, the sales charge for the additional $50,000 purchase would be at the rate of 2.50% for CitiSelect Folio 100 Income, CitiSelect Folio 200 Conservative and CitiSelect Folio 300 Balanced and 3.00% for CitiSelect Folio 400 Growth and CitiSelect Folio 500 Growth Plus (in each case, the rate applicable to single transactions from $100,000 to less than $250,000). A shareholder must provide the Transfer Agent with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

SYSTEMATIC WITHDRAWAL PLAN

    Each Fund's Systematic Withdrawal Plan permits you to have a specified dollar amount (minimum of $100 per withdrawal) automatically withdrawn from your account on a regular basis if you have at least $10,000 in your Fund account at the time of enrollment. You are limited to one withdrawal per month under the Plan.

    If you redeem Class A or Class B shares under the Plan that are subject to a CDSC, you are not subject to any CDSC applicable to the shares redeemed, but the maximum amount that you can redeem under the Plan in any year is limited to 10% of the average daily balance in your account.

    You may receive your withdrawals by check, or have the monies transferred directly into your bank account. Or you may direct that payments be made directly to a third party.


    To participate in the Plan, you must complete the appropriate forms provided by the Transfer Agent or, if you hold your shares through a Service Agent, by your Service Agent.


REINSTATEMENT PRIVILEGE


    Shareholders who have redeemed Class A shares may reinstate their Fund account without a sales charge up to the dollar amount redeemed (with a credit for any contingent deferred sales charge paid) by purchasing Class A shares of the same Fund within 90 days after the redemption. To take advantage of this reinstatement privilege, you must notify the Transfer Agent or, if you hold your shares through a Service Agent, your Service Agent in writing at the time the privilege is exercised.


EXCHANGE PRIVILEGE


    Shares of each Fund may be exchanged for shares of the same class of certain other CitiFunds, or may be acquired through an exchange of shares of the same class of those funds. Class A shares also may be exchanged for shares of certain CitiFunds that offer only a single class of shares, unless the Class A shares are subject to a contingent deferred sales charge. Class B shares may not be exchanged for shares of CitiFunds that offer only a single class of shares.

    No initial sales charge is imposed on shares being acquired through an exchange unless Class A shares are being acquired and the sales charge for Class A of the fund being exchanged into is greater than the current sales charge of the Fund (in which case an initial sales charge will be imposed at a rate equal to the difference). Investors whose shares were outstanding on January 4, 1999 are able to exchange those Class A shares, and any shares acquired through capital appreciation and the reinvestment of dividends and capital gains distributions on those shares, into Class A shares of the other funds without paying any sales charge.

    No CDSC is imposed on Class B shares at the time they are exchanged for Class B shares of certain other CitiFunds. However, you may be required to pay a CDSC when you sell those shares. When determining the amount of the CDSC, each Fund will use the CDSC schedule of any fund from which you have exchanged shares that would result in you paying the highest CDSC.

    You must notify the Transfer Agent or, if you hold shares through a Service Agent, your Service Agent at the time of exchange if you believe that you qualify for share prices which do not include the sales charge or which reflect a reduced sales charge, because the Fund shares you are exchanging were: (a) purchased with a sales charge, (b) acquired through a previous exchange from shares purchased with a sales charge, (c) outstanding as of January 4, 1999, or (d) acquired through capital appreciation or the reinvestment of dividends and capital gains distributions on those shares. Any such qualification may be subject to confirmation, through a check of appropriate records and documentation, of your existing share balances and any sales charges paid on prior share purchases.

    This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the Transfer Agent or, if they hold their shares through a Service Agent, their Service Agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.


ADDITIONAL PURCHASE AND SALE INFORMATION


    Each Service Agent has agreed to transmit to its customers who are shareholders of a Fund appropriate prior written disclosure of any fees that it may charge them directly. Each Service Agent is responsible for transmitting promptly orders of its customers. If you hold shares through a Service Agent, your Service Agent is the shareholder of record for the shares of a Fund that you own.

    Investors may be able to invest in the Funds under one of several tax-sheltered plans. Such plans include IRAs, Keogh or Corporate Profit-Sharing and Money-Purchase Plans, 403(b) Custodian Accounts, and certain other qualified pension and profit-sharing plans. Investors should consult with their Service Agent and their tax and retirement advisers.

    Shareholders may redeem or exchange Fund shares by telephone, if their account applications so permit, by calling the transfer agent or, if they hold shares through a Service Agent, their Service Agent. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Funds, the transfer agent and each Service Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for his or her name, address, telephone, Social Security number, and account number. If these or other reasonable procedures are not followed, the Funds, the transfer agent or the Service Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to a redemption or exchange by telephone.


    Subject to compliance with applicable regulations, the Trust has reserved the right to pay the redemption or repurchase price of shares of the Funds, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a holder of shares received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

    The Trust may suspend the right of redemption or postpone the date of payment for shares of a Fund more than seven days during any period when (a) trading in the markets a Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the Securities and Exchange Commission (the "SEC"), exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

                                8.  MANAGEMENT

    Each Fund is supervised by the Board of Trustees of the Trust. Each Portfolio is supervised by the Board of Trustees of Asset Allocation Portfolios or The Premium Portfolios, as the case may be. In each case, a majority of the Trustees are not affiliated with Citibank.

    The Trustees and officers of the Trust and the Portfolio Trusts and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio Trusts. Unless otherwise indicated below, the address of each Trustee and officer is 21 Milk Street, Boston, Massachusetts. The address of the Portfolio Trusts is Elizabethan Square, George Town, Grand Cayman, British West Indies.

TRUSTEES OF THE TRUST


PHILIP W. COOLIDGE* (aged 48) -- President of the Trust and the Portfolio Trusts; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

RILEY C. GILLEY (aged 73) -- Vice President and General Counsel, Corporate Property Investors (November 1988 to December 1991); Partner, Breed, Abbott & Morgan (Attorneys) (retired, December 1987). His address is 4041 Gulf Shore Boulevard North, Naples, Florida.

DIANA R. HARRINGTON (aged 59) -- Professor, Babson College (since September
1993); Trustee, the Highland Family of Funds (March 1997 to March 1998). Her address is 120 Goulding Street, Holliston, Massachusetts.

SUSAN B. KERLEY (aged 48) -- President, Global Research Associates, Inc. (Investment Research) (since September 1990); Trustee, Mainstay Institutional Funds (since December 1990). Her address is P.O. Box 9572, New Haven, Connecticut.

HEATH B. MCLENDON* (aged 66) - Chairman, President, and Chief Executive Officer of SSB Citi Fund Management LLC (formerly known as SSBC Fund Management, Inc.) (since March 1996); Managing Director of Salomon Smith Barney (since August 1993); and Chairman, President and Chief Executive Officer of fifty-eight investment companies sponsored by Salomon Smith Barney. His address is 388 Greenwich Street, New York, New York.

C. OSCAR MORONG, JR. (aged 64) - Chairman of the Board of the Trust and the Portfolio Trusts; Managing Director, Morong Capital Management (since February
1993); Director, Indonesia Fund (since 1990); Director, MAS Funds (since
1993). His address is 1385 Outlook Drive West, Mountainside, New Jersey.

E. KIRBY WARREN (aged 65) -- Professor of Management, Graduate School of Business, Columbia University (since 1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

TRUSTEES OF THE PORTFOLIO TRUSTS

ELLIOTT J. BERV (aged 56) -- President and Chief Executive Officer, Catalyst, Inc. (Management Consultants) (since June 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May 1984). His address is 24 Atlantic Drive, Scarborough, Maine.

PHILIP W. COOLIDGE* (aged 48) -- President of the Trust and the Portfolio Trusts; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

MARK T. FINN (aged 56) -- President and Director, Delta Financial, Inc. (since June 1983); Chairman of the Board and Part Owner, FX 500 Ltd. (Commodity Trading Advisory Firm) (April 1990 to February 1996); General Partner and Shareholder, Greenwich Ventures LLC (Investment Partnership) (since January
1996); President, Secretary and Owner, Phoenix Trading Co. (Commodity Trading Advisory Firm) (since March 1997); Director, Chairman and Owner, Vantage Consulting Group, Inc. (since October 1988). His address is 3500 Pacific Avenue, P.O. Box 539, Virginia Beach, Virginia.

C. OSCAR MORONG, JR. (aged 64) - Chairman of the Board of the Trust and the Portfolio Trusts; Managing Director, Morong Capital Management (since February
1993); Director, Indonesia Fund (since 1990); Director, MAS Funds (since
1993). His address is 1385 Outlook Drive West, Mountainside, New Jersey.

WALTER E. ROBB, III (aged 73) -- President, Benchmark Consulting Group, Inc. (since 1991); Principal, Robb Associates (Corporate Financial Advisors) (since
1978); President and Treasurer, Benchmark Advisors, Inc. (Corporate Financial Advisors) (since 1989); Trustee of certain registered investment companies in the MFS Family of Funds (since 1985). His address is 35 Farm Road, Sherborn, Massachusetts.

E. KIRBY WARREN (aged 65) -- Professor of Management, Graduate School of Business, Columbia University (since 1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

OFFICERS OF THE TRUST AND THE PORTFOLIO TRUSTS

PHILIP W. COOLIDGE* (aged 48) -- President of the Trust and the Portfolio Trusts; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

CHRISTINE D. DORSEY* (aged 29) -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trusts; Vice President, Signature Financial Group, Inc. (since January 1996); Paralegal and Compliance Officer, various financial companies (July 1992 to January 1996).

LINWOOD C. DOWNS*; 38 -- Treasurer of the Trust and the Portfolio Trusts; Chief Financial Officer and Senior Vice President, Signature Financial Group; Treasurer, CFBDS.

TAMIE EBANKS-CUNNINGHAM* (aged 27) -- Assistant Secretary of the Trust and the Portfolio Trusts; Office Manager, Signature Financial Group (Cayman) Ltd. (Since April 1995); Administrator, Cayman Islands Primary School (prior to April 1995). Her address is P.O. Box 2494, Elizabethan Square, George Town, Grand Cayman, Cayman Islands, B.W.I.

LINDA T. GIBSON* (aged 34) -- Secretary of the Trust and the Portfolio Trusts; Senior Vice President, Signature Financial Group, Inc.; Secretary, CFBDS.


SUSAN JAKUBOSKI* (aged 35) -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trusts; Vice President, Signature Financial Group (Cayman) Ltd.


MOLLY S. MUGLER* (aged 48) -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trusts; Vice President, Signature Financial Group, Inc.; Assistant Secretary, CFBDS.

JULIE J. WYETZNER* (aged 40) -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trusts; Vice President, Signature Financial Group, Inc.


    The Trustees and officers of the Trust and the Portfolio Trusts also hold comparable positions with certain other funds for which CFBDS, Signature Financial Group, Inc. or their affiliates serve as the distributor or administrator.


    The Trustees of the Trust received the following remuneration from the Trust during its fiscal year ended October 31, 1999:

                                                             PENSION OR                              TOTAL COMPENSATION
                                       AGGREGATE        RETIREMENT BENEFITS        ESTIMATED           FROM TRUST AND
                                      COMPENSATION        ACCRUED AS PART       ANNUAL BENEFITS         FUND COMPLEX
    TRUSTEE                        FROM REGISTRANT(1)     OF FUND EXPENSES      UPON RETIREMENT     PAID TO TRUSTEES(1)
    -------                        ------------------     ----------------      ---------------     -------------------
Philip W. Coolidge ..............       $     0                 None                  None                $     0
Riley C. Gilley .................       $ 7,014                 None                  None                $65,250
Diana R. Harrington .............       $ 8,377                 None                  None                $71,250
Susan B. Kerley .................       $ 8,187                 None                  None                $69,750
Heath B. McLendon(2) ............       $     0                 None                  None                $     0
C. Oscar Morong, Jr. ............       $10,186                 None                  None                $92,000
E. Kirby Warren .................       $ 7,118                 None                  None                $62,750
William S. Woods, Jr.(3) ........       $ 9,630                 None                  None                $66,000

(1)  Information relates to the fiscal year ended October 31, 1999. Messrs. Coolidge, Gilley, McLendon, Morong and Warren and
     Mses. Harrington and Kerley are trustees of 48, 35, 23, 39, 39, 30 and 30 funds, respectively, of the family of open-end registered investment companies advised or managed by Citibank.
(2)  Mr. McLendon was appointed as Trustee in February, 1999.
(3)  Effective December 31, 1999, Mr. Woods became a Trustee Emeritus of the Trust. Per the terms of the Trust's Trustee Emeritus
     Plan, Mr. Woods serves the Board of Trustees in an advisory capacity. As a Trustee Emeritus, Mr. Woods is paid 50% of the annual retainer fee and meeting fees otherwise applicable to Trustees, together with reasonable out-of-pocket expenses for each meeting attended.

    As of February   , 2000 all Trustees and officers as a group owned less
than 1% of each Fund's outstanding shares. As of the same date, more than 95% of the outstanding shares of each Fund were held of record by Citibank, N.A. or its affiliates as Service Agents of the Fund for the accounts of their respective clients.


    The Declaration of Trust of each of the Trust and the Portfolio Trusts provides that the Trust or the Portfolio Trust, as the case may be, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust or the Portfolio Trust, as the case may be, unless, as to liability to the Trust, the Portfolio Trust or their respective investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust or the Portfolio Trust, as the case may be. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust or the Portfolio Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

MANAGER

    Citibank manages the assets of each Portfolio and provides certain administrative services to the Funds and the Portfolios pursuant to separate management agreements (the "Management Agreements"). Subject to such policies as the Board of Trustees of the Portfolio Trusts may determine, Citibank manages the securities of each Portfolio and makes investment decisions for each Portfolio. Citibank furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Portfolio's investments and effecting securities transactions for each Portfolio. Each Management Agreement with the Portfolio Trusts provides that Citibank may delegate the daily management of the securities of each Portfolio to one or more Subadvisers. Each Management Agreement with the Portfolio Trusts will continue in effect indefinitely as long as such continuance is specifically approved at least annually by the Board of Trustees of the applicable Portfolio Trust or by a vote of a majority of the outstanding voting securities of the applicable Portfolio, and, in either case, by a majority of the Trustees of the applicable Portfolio Trust who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement. Unless otherwise terminated, each Management Agreement with the Trust will continue in effect indefinitely as long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the applicable Fund, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    Citibank provides the Funds and the Portfolios with general office facilities and supervises the overall administration of the Funds and the Portfolios, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Funds' or the Portfolios' independent contractors and agents; the preparation and filing of all documents required for compliance by the Funds or the Portfolios with applicable laws and regulations; and arranging for the maintenance of books and records of the Funds or the Portfolios. Trustees, officers, and investors in the Trust and the Portfolio Trusts are or may be or may become interested in Citibank, as directors, officers, employees, or otherwise and directors, officers and employees of Citibank are or may become similarly interested in the Trust and the Portfolio Trusts.

    Each Management Agreement provides that Citibank may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the applicable Portfolio Trust or the Trust, as the case may be, when authorized either by a vote of a majority of the outstanding voting securities of the applicable Portfolio or Fund or by a vote of a majority of the Board of Trustees of the applicable Portfolio Trust or the Trust, or by Citibank on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. Each Management Agreement with the Portfolio Trusts provides that neither Citibank nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement with the Portfolio Trust. Each Management Agreement with the Trust provides that neither Citibank nor its personnel shall be liable for any error of judgment or mistake of law or for any omission in the administration or management of the Trust or the performance of its duties under the Management Agreement, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement with the Trust.

    CitiSelect Folio 100 pays an aggregate management fee, which is accrued daily and paid monthly, of 0.50% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. Each of CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400, and CitiSelect Folio 500 pays an aggregate management fee, which is accrued daily and paid monthly, of 0.75% of such Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. This fee is higher than the management fee paid by most mutual funds. Citibank may reimburse any Fund or Portfolio or waive all or a portion of its management fees.


    For the period from June 17, 1996 (September 3, 1996 for CitiSelect Folio
500), commencement of operations, to December 31, 1996, all fees payable to Citibank under prior management agreements with the Trust with respect to CitiSelect Folio 200, CitiSelect Folio 300 and CitiSelect Folio 500 were voluntarily waived. For the period from June 17, 1996, commencement of operations, to December 31, 1996, the fees paid to Citibank, after waivers and reimbursements, under a prior management agreement with the Trust with respect to CitiSelect Folio 400 were $78,821. For the period from January 1, 1997 to October 31, 1997, the fees paid to Citibank, after waivers and reimbursements, under prior management agreements with the Trust were as follows: CitiSelect Folio 200 $35,899, CitiSelect Folio 300 $170,079, CitiSelect Folio 400 $299,950 and CitiSelect Folio 500 $120,606. For the period from November 1, 1997 to October 31, 1998, the fees paid to Citibank, after waivers and reimbursements, under the Management Agreements with the Trust were as follows: CitiSelect Folio 200 $440,035, CitiSelect Folio 300 $579,750, CitiSelect Folio 400 $439,941 and CitiSelect Folio 500 $140,476. For the fiscal year ended October 31, 1999, the fees paid to Citibank, after waivers and reimbursements, under the Management Agreements with the Trust were as follows: CitiSelect Folio 200 $337,386, CitiSelect Folio 300 $396,763, CitiSelect Folio 400 $258,013 and CitiSelect Folio 500 $52,167.


    Prior to November 1, 1997, CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500 invested their assets in, respectively, Asset Allocation Portfolio 200, Asset Allocation Portfolio 300, Asset Allocation Portfolio 400, and Asset Allocation Portfolio 500. For the period from June 17, 1996 (September 3, 1996 for Asset Allocation Portfolio
500), commencement of operations, to December 31, 1996, all fees payable to Citibank under prior management agreements with Asset Allocation Portfolios with respect to Asset Allocation Portfolio 200, Asset Allocation Portfolio 300 and Asset Allocation Portfolio 500 were voluntarily waived. For the period from June 17, 1996, commencement of operations, to December 31, 1996, the fees paid to Citibank, after waivers and reimbursements, under a prior management agreement with Asset Allocation Portfolios with respect to Asset Allocation Portfolio 400 were $133,692. For the period from January 1, 1997 to October 31, 1997, the fees paid to Citibank, after waivers and reimbursements, under prior management agreements with Asset Allocation Portfolios were as follows:
Asset Allocation Portfolio 200 $528,753, Asset Allocation Portfolio 300 $1,478,303, Asset Allocation Portfolio 400 $1,993,100 and Asset Allocation Portfolio 500 $698,291.

    Pursuant to a sub-administrative services agreement with Citibank, CFBDS performs such sub-administrative duties for the Trust and the Portfolio Trusts as from time to time are agreed upon by Citibank and CFBDS. For performing such sub-administrative services, CFBDS receives compensation as from time to time is agreed upon by Citibank, not in excess of the amount paid to Citibank for its services under the Management Agreements with the Trust and the Portfolio Trusts. All such compensation is paid by Citibank.

    The Subadvisers listed below provide advisory services for the kinds of assets of each Fund noted opposite the Subadvisers' names.

    Small cap value securities -- Franklin Advisory Services


    Large cap value securities -- SSB Citi Fund Management LLC

    International equity securities -- Hotchkis and Wiley


    Foreign fixed income securities -- Salomon Brothers Asset Management
Limited

    High yield debt securities -- Salomon Brothers Asset Management Inc

    It is the responsibility of the Subadviser to make the day-to-day investment decisions for their allocated assets of the Funds, and to place the purchase and sales orders for securities transactions concerning those assets, subject in all cases to the general supervision of Citibank. Each Subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the assets of the Funds allocated to it and effecting securities transactions concerning those assets.

    The Submanagement Agreements with Franklin Advisory Services and Hotchkis and Wiley will continue in effect as to each applicable Portfolio indefinitely as long as such continuance is specifically approved at least annually by the Board of Trustees of the applicable Portfolio Trust as to that Portfolio or by a vote of a majority of the outstanding voting securities of that Portfolio, and, in either case, by a majority of the Trustees of the Portfolio Trust who are not parties to the Submanagement Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Submanagement Agreement.


    The Submanagement Agreement with SSB Citi Fund Management LLC will continue in effect indefinitely as long as after the first two years such continuance is specifically approved at least annually by the Board of Trustees of the Portfolio Trust as to Large Cap Value Portfolio or by a vote of a majority of the outstanding voting securities of that Portfolio, and, in either case, by a majority of the Trustees of the Portfolio Trust who are not parties to the Submanagement Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Submanagement Agreement.


    The Submanagement Agreement with Salomon Brothers Asset Management Limited will continue in effect indefinitely as long as after the first two years such continuance is specifically approved at least annually by the Board of Trustees of the Portfolio Trust as to Foreign Bond Portfolio or by a vote of a majority of the outstanding voting securities of that Portfolio, and, in either case, by a majority of the Trustees of the Portfolio Trust who are not parties to the Submanagement Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Submanagement Agreement.

    The Submanagement Agreement with Salomon Brothers Asset Management Inc will continue in effect indefinitely as long as after the first two years such continuance is specifically approved at least annually by the Board of Trustees of the Portfolio Trust as to High Yield Portfolio or by a vote of a majority of the outstanding voting securities of that Portfolio, and, in either case, by a majority of the Trustees of the Portfolio Trust who are not parties to the Submanagement Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Submanagement Agreement.

    Each Submanagement Agreement provides that the applicable Subadviser may render services to others. Each Submanagement Agreement is terminable as to any Portfolio without penalty on not more than 60 days' nor less than 30 days' written notice by the applicable Portfolio Trust, when authorized either by a vote of a majority of the outstanding voting securities of the applicable Portfolio or by a vote of a majority of the Board of Trustees of the applicable Portfolio Trust, or by Citibank on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. Each Submanagement Agreement may be terminated by the applicable Subadviser on not less than 90 days' written notice. Each Submanagement Agreement provides that neither the Subadviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for any Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Submanagement Agreement.

    The management fee is allocated among the Subadvisers at the annual rates equal to the percentages specified below of the aggregate assets managed by the particular Subadviser. Citibank retains any management fee in excess of amounts payable to the Subadvisers. Citibank pays the Subadvisers' fees to the extent they exceed the aggregate fee of 0.50% of CitiSelect Folio 100's average daily net assets or 0.75% of each other Fund's average daily net assets.

    Franklin Advisory Services
      0.55% on first $250 million
      0.50% on remaining assets


    SSB Citi Fund Management LLC (formerly known as SSBC Fund Management, Inc.)
      0.65% on the first $10 million
      0.50% on the next $10 million
      0.40% on the next $10 million
      0.30% on assets in excess of $30 million


    Hotchkis and Wiley
      0.60% on first $10 million
      0.55% on next $40 million
      0.45% on next $100 million
      0.35% on next $150 million
      0.30% on remaining assets

    Salomon Brothers Asset Management Limited
      0.30% on the first $200 million
      0.25% on assets in excess of $200 million

    Salomon Brothers Asset Management Inc
      0.45% on the first $100 million
      0.40% on assets in excess of $100 million

    The aggregate fees paid to each of the Subadvisers under prior submanagement agreements were as follows:

                                                     JUNE 17, 1996 (SEPTEMBER 3, 1996
                                                    FOR ASSET ALLOCATION PORTFOLIO 500)
                                                      (COMMENCEMENT OF OPERATIONS) TO   JANUARY 1, 1997 TO
SUBADVISER:                                                DECEMBER 31, 1996:            OCTOBER 31, 1997:
-----------                                         -----------------------------------  -----------------
Franklin Advisory Services                                       $123,189                     $716,245
Hotchkis and Wiley                                               $160,913                     $290,312
Pacific Investment Management Company(1)                         $123,950                     $474,072
Miller Anderson & Sherrerd, LLP(2)                               $ 90,990                     $580,234


    The aggregate fees paid to each of the Subadvisers under the Submanagement Agreements during the period from November 1, 1997 to October 31, 1998 and the fiscal year ended October 31, 1999 were as follows:

                                                            NOVEMBER 1, 1997                YEAR ENDED
SUBADVISER:                                                TO OCTOBER 31, 1998           OCTOBER 31, 1999
-----------                                                -------------------           ----------------
Franklin Advisory Services                                     $1,091,403                      $726,766
Hotchkis and Wiley                                             $1,082,007                      $769,986
Pacific Investment Management Company(1)                       $  900,099                      $294,399
Miller Anderson & Sherrerd, LLP(2)                             $  511,730                      $116,277
Salomon Brothers Asset Management Limited                                                      $200,250
Salomon Brothers Asset Management Inc.                                                         $219,531
SSB CitiFund Management LLC                                                                    $420,678


    (1) Pacific Investment Management Company served as Subadviser to Foreign Bond Portfolio prior to March 1, 1999. Since March 1, 1999, Salomon Brothers Asset Management Limited, an affiliate of Citibank, has managed the Foreign Bond Portfolio.

    (2) Miller Anderson & Sherrerd, LLP, served as Subadviser to Large Cap Value Portfolio prior to January 22, 1999. Since January 22, 1999, SSB Citi Fund Management LLC (formerly known as SSBC Fund Management, Inc.), an affiliate of Citibank, has managed the Large Cap Value Portfolio.


    Salomon Brothers Asset Management Inc has served as the Subadviser for the High Yield Portfolio since May 1, 1999.

DISTRIBUTOR

    CFBDS, 21 Milk Street, Boston, MA 02109, serves as the Distributor of each Fund's shares pursuant to Distribution Agreements with the Trust with respect to each class of shares of the Funds (each, a "Distribution Agreement"). In those states where CFBDS is not a registered broker-dealer, shares of the Funds are sold through Signature Broker-Dealer Services, Inc., as dealer. Under the Distribution Agreements, CFBDS is obligated to use its best efforts to sell shares of each class of the Funds.

    Either party may terminate a Distribution Agreement on not less than thirty days' nor more than sixty days' written notice to the other party. Unless otherwise terminated each Distribution Agreement will continue from year to year upon annual approval by the Trust's Board of Trustees and by the vote of a majority of the Board of Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

    Each class of each Fund has a Service Plan (each, a "Service Plan") adopted in accordance with Rule 12b-1 under the 1940 Act. Under the Plan related to Class A shares, a Fund may pay monthly fees at an annual rate not to exceed 0.50% of the average daily net assets of the Fund attributable to that class. Under the Plan related to Class B shares, CitiSelect Folio 100 Income, CitiSelect Folio 200 Conservative, and CitiSelect Folio 300 Balanced may pay monthly fees at an annual rate not to exceed 0.75% of the average daily net assets of the Fund attributable to that class, and CitiSelect Folio 400 Growth and CitiSelect Folio 500 Growth Plus may pay monthly fees at an annual rate not to exceed 1.00% of the average daily net assets of the Fund attributable to that class. Such fees may be used to make payments to the Distributor for distribution services, to securities dealers and other industry professionals (called Service Agents) that have entered into service agreements with the Distributor and others in respect of the sale of shares of the Funds, and to other parties in respect of the sale of shares of the Funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Funds also may make payments to the Distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the Distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided. Recipients may receive different compensation for sales for Class A and Class B shares.

    The Service Plan with respect to Class A shares also provides that the Distributor, broker-dealers, banks and other financial intermediaries may receive the sales charge paid by Class A investors as partial compensation for their services in connection with the sale of shares. The Service Plan with respect to Class B shares provides that the Distributor, dealers, and others may receive all or a portion of the deferred sales charges paid by Class B investors.

    The Service Plans permit the Funds to pay fees to the Distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, the Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Each Fund will pay the fees to the Distributor, and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the Distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the Distributor's or other recipient's sole responsibility and not obligations of the Fund. In their annual consideration of the continuation of the Service Plans for each Fund, the Trustees will review the Service Plans and the expenses for each Fund separately.

    Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph "Qualified Trustees"). Each Service Plan requires that the Trust and the Distributor provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of such Qualified Trustees then in office. A Service Plan may be terminated with respect to any class of a Fund at any time by a vote of a majority of the Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. A Service Plan may not be amended to increase materially the amount of a class's permitted expenses thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years, and for the first two years the Distributor will preserve such copies in an easily accessible place.


    As contemplated by the Service Plans, CFBDS acts as the agent of the Trust in connection with the offering of shares of the Funds pursuant to the Distribution Agreements. For the periods from June 17, 1996 (September 3, 1996 for CitiSelect Folio 500), commencement of operations of the Funds, to December 31, 1996, January 1, 1997 to October 31, 1997, November 1, 1997 to October 31, 1998 and for the fiscal year ended October 31, 1999, the fees paid to CFBDS, after waivers, under the Distribution Agreement for Class A shares were as follows: CitiSelect Folio 200, $158,021, $548,279, $1,026,202 and
$765,125, respectively; CitiSelect Folio 300, $307,039, $1,102,327, $1,796,242
and $1,265,907, respectively; CitiSelect Folio 400, $394,103, $1,499,752,
$2,318,563 and $1,442,983, respectively; and CitiSelect Folio 500, $83,802,
$603,033, $1,003,503 and $571,518, respectively. For the period from January 4, 1999 to October 31, 1999, the fees paid to CFBDS, after waivers, under the Distribution Agreement for Class B Shares were as follows: CitiSelect Folio 200 $4,113, CitiSelect Folio 300 $3,457, CitiSelect Folio 400 $5,087, and CitiSelect Folio 500 $1,419. With respect to CitiSelect Folio 100, for the period from May 3, 1999 (commencement of operations) to October 31, 1999, the fees paid to CFBDS, after waivers, under the Distribution Agreements for Class A Shares and Class B Shares were $471 and $803, respectively.

    The Distributor may enter into agreements with Service Agents and may pay compensation to such Service Agents for accounts for which the Service Agents are holders of record. The Distributor may make payments for distribution and/ or shareholder servicing activities out of its past profits and other available sources. The Distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments are determined by the Distributor and may vary. Citibank may make similar payments under similar arrangements.


EXPENSES

    In addition to amounts payable under the Management Agreements and the Service Plans, each Fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with Citibank or the Fund's distributor, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums. The Prospectus for each Fund contains more information about the expenses of each Fund.

TRANSFER AGENT AND CUSTODIAN

    The Trust has entered into a Transfer Agency and Service Agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street acts as transfer agent for each Fund. The Trust also has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street, pursuant to which custodial and fund accounting services, respectively, are provided for each Fund. Among other things, State Street calculates the daily net asset value for the Funds. Securities may be held by a sub-custodian bank approved by the Trustees.

    Each Portfolio Trust, on behalf of the Portfolios, has entered into a Custodian Agreement with State Street pursuant to which State Street acts as custodian for each Portfolio. Each Portfolio Trust, on behalf of the Portfolios, has entered into a Fund Accounting Agreement with State Street Cayman Trust Company, Ltd. ("State Street Cayman") pursuant to which State Street Cayman provides fund accounting services for each Portfolio. State Street Cayman also provides transfer agency services to each Portfolio.

    The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. The principal business address of State Street Cayman is P.O. Box 2508 GT, Grand Cayman, British West Indies.

AUDITORS

    PricewaterhouseCoopers LLP are the independent accountants for the Trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, Massachusetts 02110.

COUNSEL

    Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110, is counsel for each Fund.

                          9.  PORTFOLIO TRANSACTIONS


    Citibank and/or the Subadvisers trade securities for a Fund if they believe that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objective. Changes in the Fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for each Fund are made by a portfolio manager who is an employee of Citibank or a Subadviser and who is appointed and supervised by senior officers of Citibank or by a Subadviser. The portfolio manager may serve other clients in a similar capacity.

    In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Fund and/or the other accounts over which Citibank, the Subadvisers or their affiliates exercise investment discretion. Citibank and the Subadvisers are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager or the applicable Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which Citibank, the Subadvisers and their affiliates have with respect to accounts over which they exercise investment discretion.

    The management fee that each Fund pays to Citibank or a Subadviser will not be reduced as a consequence of Citibank's or the applicable Subadviser's receipt of brokerage and research services. While such services are not expected to reduce the expenses of Citibank or the Subadviser, Citibank or the Subadviser would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for a Fund as well as for one or more of Citibank's or a Subadviser's other clients. Investment decisions for each Fund and for Citibank's or the applicable Subadviser's clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Fund. When purchases or sales of the same security for a Fund and for other portfolios managed by Citibank or a Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

    For the period from November 1, 1997 to October 31, 1998 and for the fiscal year ended October 31, 1999, Large Cap Value Portfolio paid brokerage commissions of $259,902.64 and $163,985, respectively; Small Cap Value Portfolio paid brokerage commission of $464,356.80 and $503,839, respectively; International Portfolio paid brokerage commissions of $575,319.99 and $424,438, respectively; Large Cap Growth Portfolio paid brokerage commissions of $855,647.86 and $1,463,273, respectively; and Foreign Bond Portfolio paid brokerage commissions of $0 and $343,911, respectively. Small Cap Growth Portfolio paid brokerage commissions of $214,400.62 and $372,100, respectively. For the period from November 1, 1997 to October 31, 1998 and for the fiscal year ended October 31, 1999, Intermediate Income Portfolio, Short-Term Portfolio, U.S. Fixed Income Portfolio and High Yield Portfolio paid no brokerage commissions. Prior to November 1, 1997, CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500 invested their assets in, respectively, Asset Allocation Portfolio 200, Asset Allocation Portfolio 300, Asset Allocation Portfolio 400, and Asset Allocation Portfolio 500. For the periods from June 17, 1996 (September 3, 1996 for Asset Allocation Portfolio 500), commencement of operations, to December 31, 1996 and January 1, 1997 to October 31, 1997, Asset Allocation Portfolios paid brokerage commissions in the following amounts: Asset Allocation Portfolio 200, $89,479 and $111,725, respectively; Asset Allocation Portfolio 300, $241,111 and $301,201, respectively; Asset Allocation Portfolio 400, $453,048 and $561,555, respectively; and Asset Allocation Portfolio 500, $185,397 and $308,557, respectively.


          10.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Trust's Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class represents an equal proportionate interest in that Fund with each other share of that class. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences between classes of shares of a series). Shares of each series are entitled to vote separately to approve management agreements or changes in investment policy, and shares of a class are entitled to vote separately to approve any distribution or service arrangements relating to that class, but shares of all series may vote together in the election or selection of Trustees and accountants for the Trust. In matters affecting only a particular Fund or class, only shares of that particular Fund or class are entitled to vote.

    Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. (See "Investment Restrictions.")

    At any meeting of shareholders of any Fund, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Service Agent is the holder of record.

    The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by a vote of the holders of two-thirds of the Trust's outstanding shares, voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust's or the affected series outstanding shares would be sufficient. The Trust or any series of the Trust, as the case may be, may be terminated (i) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

    The Funds' Transfer Agent maintains a share register for shareholders of record. Share certificates are not issued.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

    Each Fund invests in multiple Portfolios. Each Portfolio is a series of one of the Portfolio Trusts, which are organized as New York trusts.

    Each investor in a Portfolio, including the corresponding Fund, may add to or withdraw from its investment in the applicable Portfolio on each Business Day. As of the close of regular trading on each Business Day, the value of each investor's beneficial interest in each Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals that are to be effected on that day are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of the close of regular trading on the next following Business Day.

                               11.  TAX MATTERS

TAXATION OF THE FUNDS AND THE PORTFOLIO TRUSTS

    FEDERAL TAXES. Each Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Provided all such requirements are met, no U.S. federal income or excise taxes generally will be required to be paid by the Funds. If a Fund should fail to qualify as a "regulated investment company" for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary income to shareholders. The Portfolio Trusts believe the Portfolios also will not be required to pay any U.S. federal income or excise taxes on their income.

    FOREIGN TAXES. Investment income and gains received by a Fund from non-U.S. securities may be subject to non-U.S. taxes. The U.S. has entered into tax treaties with many other countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on such income. Each Fund intends to qualify for treaty reduced rates where applicable. It is not possible, however, to determine a Fund's effective rate of non-U.S. tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

    If a Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability. If a Fund does not qualify or elect to "pass through" to the Fund's shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

TAXATION OF SHAREHOLDERS

    TAXATION OF DISTRIBUTIONS. Shareholders of a Fund will generally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

    Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    DIVIDENDS-RECEIVED DEDUCTION. The portion of each Fund's ordinary income dividends attributable to dividends received in respect of equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

    TAX TREATMENT FOR NON-U.S. PERSONS. The Funds will withhold tax payments at a rate of 30% (or any lower applicable tax treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. Distributions received from the Funds by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.

    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. The Funds may be required to withhold (and pay over to the IRS for the shareholder's credit) 31% of certain distributions and redemption proceeds paid to shareholders who fail to provide this information or who otherwise violate IRS regulations.

    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase of shares of a Fund or another of the CitiFunds, including purchases by exchange or by reinvestment, without payment of a sales charge which would otherwise apply because of any sales charge paid on the original purchase of the Class A Fund shares.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

    CERTAIN DEBT INVESTMENTS. Any investment by a Fund in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. An investment by a Fund in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

    OPTIONS, ETC. Each Fund's transactions in options, futures and forward contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by each Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Fund intends to limit its activities in options, futures and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

    FOREIGN INVESTMENTS. The Funds may make non-U.S. investments. Special tax considerations apply with respect to such investments. Foreign exchange gains and losses realized by a Fund will generally be treated as ordinary income and loss. Use of non-U.S. currencies for non-hedging purposes and investment by a Fund in certain "passive foreign investment companies" may have to be limited in order to avoid a tax on a Fund. A Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each taxable year. This election may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional taxable gain or loss to the Fund.


                          12.  FINANCIAL STATEMENTS

    The Statements of Assets and Liabilities of CitiSelect Folio 100 Income, CitiSelect Folio 200 Conservative, CitiSelect Folio 300 Balanced, CitiSelect Folio 400 Growth and CitiSelect Folio 500 Growth Plus (hereafter referred to as the "Funds") as of October 31, 1999 and the related Statements of Operations for the fiscal year ended October 31, 1999, and Statements of Changes in Net Assets for each of the two years in the period then ended and Financial Highlights for each of the periods indicated in the 1999 Annual Report to Shareholders of the Funds. Notes to Financial Statements and Independent Auditors' Report, are incorporated by reference into this Statement of Additional Information. These financial statements and notes thereto have been so incorporated in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, on behalf of those Funds.

    A copy of the Annual Report for the Funds accompanies this Statement of Additional Information.

                                     PART C

Item 23.  Exhibits.

               * a(1)    Amended and Restated Declaration of Trust of the
                         Registrant
        **, ***, a(2)    Amendments to the Declaration of Trust of the
  ********** and         Registrant
           filed
        herewith
             *** b(1)    Amended and Restated By-Laws of the Registrant
             *** b(2)    Amendments to Amended and Restated By-Laws of the
                         Registrant
      ********** d       Management Agreement between the Registrant and
                         Citibank, N.A., as manager to CitiFunds Balanced
                         Portfolio
        ******** e(1)    Amended and Restated Distribution Agreement
                         between the Registrant and CFBDS, Inc. ("CFBDS"),
                         as distributor with respect to Class A shares of
                         CitiFunds Balanced Portfolio
        ******** e(2)    Distribution Agreement between the Registrant and
                         CFBDS, as distributor with respect to Class B shares of
                         CitiFunds Balanced Portfolio
             *** g(1)    Custodian Contract between the Registrant and
                         State Street Bank and Trust Company ("State
                         Street"), as custodian
         *** and g(2)    Letter Agreement regarding the Custodian Contract
           filed         between the Registrant and State Street
        herewith
      ********** h(1)    Services Agreement between Citibank, N.A. and CFBDS
             *** h(2)    Transfer Agency and Servicing Agreement between
                         the Registrant and State Street, as transfer agent
           ***** i       Opinion and consent of counsel
                 j       Independent Auditors' Consent
        ******** m(1)    Amended and Restated Distribution Plan of the
                         Registrant for Class A Shares of CitiFunds
                         Balanced Portfolio
        ******** m(2)    Distribution Plan of the Registrant for Class B
                         Shares of CitiFunds Balanced Portfolio
         ******* o       Multiple Class Plan of the Registrant
        **** and p(1)    Powers of Attorney for the Registrant
       *********
       ***** and p(2)    Powers of Attorney for The Premium Portfolios
      **********
      ********** p(3)    Powers of Attorney for Asset Allocation Portfolios

---------------------
         * Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A (File No. 2-90518) as filed with the Securities and Exchange Commission on December 31, 1996.
        ** Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A (File No. 2-90518) as filed with the Securities and Exchange Commission on April 18, 1997.
       *** Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-1A (File No. 2-90518) as filed with the Securities and Exchange Commission on December 30, 1997.
      **** Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File No. 2-90518) as filed with the Securities and Exchange Commission on February 24, 1998.
     ***** Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A (File No. 2-90518) as filed with the Securities and Exchange Commission on December 16, 1998.
    ****** Incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A (File No. 2-90518) as filed with the Securities and Exchange Commission on December 23, 1998.
   ******* Incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on February 12, 1999.
  ******** Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on February 16, 1999.
 ********* Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 2-90518) as filed with the Securities and Exchange Commission on April 16, 1999.
********** Incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File No. 2-90518) as filed with the Securities and Exchange Commission on December 29, 1999.

Item 24.  Persons Controlled by or under Common Control with Registrant.

      Not applicable.


Item 25.  Indemnification.

      Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, filed as an Exhibit to Post-Effective Amendment No. 20 to its Registration Statement on Form N-1A; (b) Section 6 of the Distribution Agreements between the Registrant and CFBDS, Inc., filed as Exhibits to Post-Effective Amendment No. 32 to its Registration Statement on Form N-1A; and
(c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

      The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Item 26.  Business and Other Connections of Investment Adviser.

         Citibank, N.A. ("Citibank") is a commercial bank offering a wide range of banking and investment services to customers across the United States and around the world. Citibank is a wholly-owned subsidiary of Citicorp, which is, in turn, a wholly-owned subsidiary of Citigroup Inc. Citibank also serves as investment adviser to the following registered investment companies (or series thereof): Asset Allocation Portfolios (Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio), The Premium Portfolios (U.S. Fixed Income Portfolio, Balanced Portfolio, Large Cap Growth Portfolio, International Equity Portfolio, Government Income Portfolio, Small Cap Growth Portfolio and High Yield Portfolio), Tax Free Reserves Portfolio, U.S. Treasury Reserves Portfolio, Cash Reserves Portfolio, CitiFunds(SM) Tax Free Income Trust (CitiFunds(SM) New York Tax Free Income Portfolio, CitiFunds(SM) National Tax Free Income Portfolio and CitiFunds(SM) California Tax Free Income Portfolio), CitiFunds(SM) Multi-State Tax Free Trust (CitiFunds(SM) California Tax Free Reserves, CitiFunds(SM) New York Tax Free Reserves and CitiFunds(SM) Connecticut Tax Free Reserves), CitiFunds(SM) Institutional Trust (CitiFunds(SM) Institutional Cash Reserves) and Variable Annuity Portfolios (CitiSelect(R) VIP Folio 200 Conservative, CitiSelect(R) VIP Folio 300 Balanced, CitiSelect(R) VIP Folio 400 Growth, CitiSelect(R) VIP Folio 500 Growth Plus and CitiFunds(SM) Small Cap Growth VIP Portfolio). Citibank and its affiliates manage assets in excess of $351 billion worldwide. The principal place of business of Citibank is located at 399 Park Avenue, New York, New York 10043.

         John S. Reed is the Chairman and a Director of Citibank. Victor J. Menezes is the President and a Director of Citibank. William R. Rhodes and H. Onno Ruding are Vice Chairmen and Directors of Citibank. The other Directors of Citibank are Paul J. Collins, Vice Chairman of Citigroup Inc. and Robert I. Lipp, Chairman and Chief Executive Officer of The Travelers Insurance Group Inc. and of Travelers Property Casualty Corp.

         Each of the individuals named above is also a Director of Citigroup Inc. In addition, the following persons have the affiliations indicated:


Paul J. Collins       Director, Kimberly-Clark Corporation

Robert I. Lipp        Chairman, Chief Executive Officer and President, Travelers
                      Property Casualty Corp.

John S. Reed          Director, Monsanto Company
                      Director, Philip Morris Companies Incorporated
                      Stockholder, Tampa Tank & Welding, Inc.

William R. Rhodes     Director, Private Export Funding Corporation

H. Onno Ruding        Supervisory Director, Amsterdamsch Trustees Cantoor B.V.
                      Director, Pechiney S.A.
                      Advisory Director, Unilever NV and Unilever PLC
                      Director, Corning Incorporated


         Franklin Advisory Services LLC (formerly, Franklin Advisory Services, Inc.) ("Franklin"), a sub-adviser with respect to the small cap value securities of Small Cap Value Portfolio, a series of Asset Allocation Portfolios, maintains its principal office at One Parker Plaza, 9th Floor, Fort Lee, New Jersey 07024. Franklin, a Delaware corporation incorporated in 1996, is a registered investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of Franklin Resources, Inc., a publicly owned holding company. Franklin is an investment adviser to various open-end and closed-end investment companies.

         William J. Lippman is the President and Director of Franklin Advisory Services LLC. Mr. Lippman holds a master of business administration degree from New York University and a bachelor of business administration degree from City College of New York. Mr. Lippman also serves as Senior Vice President of Franklin Resources, Inc. and Franklin Management, Inc. and has been with the Franklin Templeton Group since 1988. Prior to joining Franklin Advisers LLC, Mr. Lippman was president of L.F. Rothschild Fund Management, Inc. and has been in the securities industry for over 30 years.

         Each of the individuals named below is an officer and/or Director of Franklin and has the affiliations indicated:

Name:                                      Affiliations:

William J. Lippman                         Senior Vice President, Franklin Resources, Inc.
     President and Director                Senior Vice President, Franklin Advisers LLC
                                           Senior Vice President, Franklin Templeton Distributors, Inc.
                                           Senior Vice President, Franklin Management, Inc.

                                           Mr. Lippman also serves as officer and/or director or trustee of eight of the investment companies in the Franklin Group of Funds.

Charles B. Johnson                         President, Chief Executive Officer and Director, Franklin
     Chairman of the Board and                  Resources, Inc.
     Director                              Chairman of the Board and Director, Franklin Advisers LLC
                                           Chairman of the Board and Director, Franklin Investment Advisory
                                                Services, Inc.
                                           Chairman of the Board and Director, Franklin Templeton
                                                Distributors, Inc.

                                           Director, Franklin/Templeton Investor Services, Inc.
                                           Director, Franklin Templeton Services, Inc.
                                           Director, General Host Corporation

                                           Mr. Johnson also serves as officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin
                                           Resources, Inc. and of 54 of the investment companies in the
                                           Franklin Templeton Group of Funds.

Rupert H. Johnson, Jr.                     Executive Vice President and Director, Franklin Resources, Inc.
     Senior Vice President and             Executive Vice President and Director, Franklin Templeton
     Director                                   Distributors, Inc.
                                           President and Director,  Franklin Advisers LLC
                                           Senior Vice President and Director, Franklin Investment
                                                Advisory Services, Inc.
                                           Director, Franklin/Templeton Investor Services, Inc.

                                           Mr. Johnson also serves as officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 60 of the
                                           investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek                          Senior Vice President and General Counsel, Franklin Resources,
     Vice President and Assistant               Inc.
     Secretary                             Senior Vice President, Franklin Templeton Distributors, Inc.
                                           Vice President, Franklin Advisers LLC
                                           Vice President, Franklin Investment Advisory Services, Inc.

                                           Ms. Gatzek also serves as officer of 60 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan                         Senior Vice President, Chief Financial Officer and Treasurer,
     Treasurer                                  Franklin Resources, Inc.
                                           Executive Vice President, Templeton Worldwide, Inc.
                                           Senior Vice President and Treasurer, Franklin Advisers LLC
                                           Senior Vice President and Treasurer, Franklin Templeton
                                                Distributors, Inc.
                                           Senior Vice President, Franklin/Templeton Investor Services, Inc.
                                           Treasurer, Franklin Investment Advisory Services, Inc.

                                           Mr. Flanagan also serves as officer of most other subsidiaries of
                                           Franklin Resources, Inc. and officer, director and/or trustee of 60 of the investment companies in the Franklin Templeton Group of
                                           Funds.

Leslie M. Kratter                          Vice President, Franklin Resources, Inc.
     Secretary                             Vice President, Franklin Institutional Services Corporation
                                           President and Director, Franklin/Templeton Travel, Inc.

         Hotchkis and Wiley, a division of the Capital Management Group of Merrill Lynch Asset Management, L.P. ("Hotchkis"), a sub-adviser to International Portfolio, a series of Asset Allocation Portfolios, maintains its principal office at 725 South Figueroa Street, Suite 4000, Los Angeles, California 90017-5400. Harry Hartford and Sarah Ketterer manage international equity accounts and are also responsible for international investment research. Each serves on the Investment Policy Committee at Hotchkis. Prior to joining Hotchkis, Mr. Hartford was with the Investment Bank of Ireland, where he gained 10 years of experience in both international and global equity management. Prior to joining Hotchkis, Ms. Ketterer was an associate with Bankers Trust and an analyst at Dean Witter.

         Hotchkis became a division of the Capital Management Group of Merrill Lynch Asset Management, L.P. upon the completion of the sale by Hotchkis and Wiley, a Delaware Limited Liability Company and the general partner of Hotchkis & Wiley, a California limited partnership, of all of the partnership interests in Hotchkis & Wiley to Merrill Lynch & Co., Inc., a Delaware corporation, in November of 1996.

         Following are the managing personnel of Hotchkis:

Name and Position:                         Other Affiliations:

John F. Hotchkis                  Trustee, Hotchkis and Wiley Funds
   Portfolio Manager              Board of Governors, The Music Center
   Chairman                       Director, The Music Center Foundation
                                  Director, Los Angeles Philharmonic Orchestra
                                  Director, Big Brothers of Greater Los Angeles
                                  Director, Executive Service Corps of
                                  Southern California Director, KCET
                                  Director, Teach for America Trustee,
                                  The Lawrenceville School Trustee,
                                  Robert Louis Stevenson School
                                  Director, Fountainhead Water Company,
                                  Inc.

Michael L. Quinn                  Head of Merrill Lynch Capital Management Group
   Chief Executive Officer

         For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of SSB Citi Fund Management LLC ("SSB Citi"), a subadviser of Large Cap Value Portfolio, a series of the Asset Allocation Portfolios, reference is made to SSB Citi's current Form ADV (File No. 801-8314) filed under the Advisers Act, incorporated herein by reference.

         For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Salomon Brothers Asset Management Limited ("SBAM Ltd."), a subadviser of Foreign Bond Portfolio, a series of the Asset Allocation Portfolios, reference is made to SBAM Ltd.'s current Form ADV (File No. 801-43335) filed under the Advisers Act, incorporated herein by reference.

         For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Salomon Brothers Asset Management Inc ("SBAM"), a subadviser of High Yield Portfolio, a series of The Premium Portfolios, reference is made to SBAM's current Form ADV (File No. 801-32046) filed under the Advisers Act, incorporated herein by reference.

Item 27.  Principal Underwriters.

         (a) CFBDS, the Registrant's Distributor, is also the distributor for CitiFunds(SM) International Growth & Income Portfolio, CitiFunds(SM) International Growth Portfolio, CitiFunds(SM) U.S. Treasury Reserves, CitiFunds(SM) Cash Reserves, CitiFunds(SM) Premium U.S. Treasury Reserves, CitiFunds(SM) Premium Liquid Reserves, CitiFunds(SM) Institutional U.S. Treasury Reserves, CitiFunds(SM) Institutional Liquid Reserves, CitiFunds(SM) Institutional Cash Reserves, CitiFunds(SM) Tax Free Reserves, CitiFunds(SM) Institutional Tax Free Reserves, CitiFunds(SM) California Tax Free Reserves, CitiFunds(SM) Connecticut Tax Free Reserves, CitiFunds(SM) New York Tax Free Reserves, CitiFunds(SM) Intermediate Income Portfolio, CitiFunds(SM) Short-Term U.S. Government Income Portfolio, CitiFunds(SM) New York Tax Free Income Portfolio, CitiFunds(SM) National Tax Free Income Portfolio, CitiFunds(SM) California Tax Free Income Portfolio, CitiFunds(SM) Small Cap Value Portfolio, CitiFunds(SM) Growth & Income Portfolio, CitiFunds(SM) Large Cap Growth Portfolio, CitiFunds(SM) Small Cap Growth Portfolio, CitiFunds(SM) Balanced Portfolio, CitiSelect(R) VIP Folio 200 Conservative, CitiSelect(R) VIP Folio 300 Balanced, CitiSelect(R) VIP Folio 400 Growth, CitiSelect(R) VIP Folio 500 Growth Plus and CitiFunds(SM) Small Cap Growth VIP Portfolio. CFBDS is also the placement agent for Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio, Intermediate Income Portfolio, Short-Term Portfolio, Growth & Income Portfolio, U.S. Fixed Income Portfolio, Large Cap Growth Portfolio, Small Cap Growth Portfolio, International Equity Portfolio, Balanced Portfolio, Government Income Portfolio, Tax Free Reserves Portfolio, Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio. CFBDS also serves as the distributor for the following funds: The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Fund UL for Variable Annuities, The Travelers Fund UL II for Variable Annuities, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities, The Travelers Timed Bond Account for Variable Annuities, Small Cap Fund, Government Fund, Growth Fund, Growth and Income Fund, International Equity Fund, Mid Cap Fund, Municipal Bond Fund, Select Small Cap Portfolio, Select Government Portfolio, Select Growth Portfolio, Select Growth and Income Portfolio, Select Mid Cap Portfolio, Balanced Investments, Emerging Markets Equity Investments, Government Money Investments, High Yield Investments, Intermediate Fixed Income Investments, International Equity Investments, International Fixed Income Investments, Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Long-Term Bond Investments, Mortgage Backed Investments, Municipal Bond Investments, S&P Index Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, Multi-Sector Fixed Income Investments, Multi-Strategy Market Neutral Investments, Appreciation Portfolio, Diversified Strategic Income Portfolio, Emerging Growth Portfolio, Equity Income Portfolio, Equity Index Portfolio, Growth & Income Portfolio, Intermediate High Grade Portfolio, International Equity Portfolio, Money Market Portfolio, Total Return Portfolio, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Balanced Portfolio, Conservative Portfolio, Growth Portfolio, High Growth Portfolio, Income Portfolio, Global Portfolio, Select Balanced Portfolio, Select Conservative Portfolio, Select Growth Portfolio, Select High Growth Portfolio, Select Income Portfolio, Concert Social Awareness Fund, Smith Barney Large Cap Blend Fund, Smith Barney Fundamental Value Fund Inc., Large Cap Value Fund, Short-Term High Grade Bond Fund, U.S. Government Securities Fund, Smith Barney Balanced Fund, Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Exchange Reserve Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Total Return Bond Fund, Cash Portfolio, Government Portfolio, Municipal Portfolio, Concert Peachtree Growth Fund, Smith Barney Contrarian Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Small Cap Value Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Premier Selections Fund, Smith Barney Small Cap Value Fund, Smith Barney Small Cap Growth Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney S&P 500 Index Fund, Smith Barney Mid Cap Blend Fund, Smith Barney EAFE Index Fund, Smith Barney US 5000 Index Fund, Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Cash Portfolio, Government Portfolio, Retirement Portfolio, California Money Market Portfolio, Florida Portfolio, Georgia Portfolio, Limited Term Portfolio, National Portfolio, Massachusetts Money Market Portfolio, New York Money Market Portfolio, New York Portfolio, Pennsylvania Portfolio, Smith Barney Municipal Money Market Fund, Inc., Smith Barney Natural Resources Fund Inc., Smith Barney Financial Services Fund, Smith Barney Health Sciences Fund, Smith Barney Technology Fund, Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Zeros Plus Emerging Growth Series 2000, Smith Barney Security and Growth Fund, Smith Barney Small Cap Blend Fund, Inc., Smith Barney Telecommunications Income Fund, Income and Growth Portfolio, Reserve Account Portfolio, U.S. Government/High Quality Securities Portfolio, Emerging Markets Portfolio, European Portfolio, Global Government Bond Portfolio, International Equity Portfolio, Pacific Portfolio, AIM Capital Appreciation Portfolio, Smith Aggressive Growth Portfolio, Smith Mid Cap Portfolio, Alliance Growth Portfolio, INVESCO Global Strategic Income Portfolio, MFS Total Return Portfolio, Putnam Diversified Income Portfolio, Smith Barney High Income Portfolio, Smith Barney Large Cap Value Portfolio, Smith Barney International Equity Portfolio, Smith Barney Large Capitalization Growth Portfolio, Smith Barney Money Market Portfolio, Smith Barney Pacific Basin Portfolio, Travelers Managed Income Portfolio, Van Kampen Enterprise Portfolio, Centurion U.S. Equity Fund, Centurion International Equity Fund, Centurion U.S. Contra Fund, Centurion International Contra Fund, Global High-Yield Bond Fund, International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund, Global Dimensions Fund L.P., Citicorp Private Equity L.P., AIM V.I. Capital Appreciation Fund, AIM V.I. Government Series Fund, AIM V.I. Growth Fund, AIM V.I. International Equity Fund, AIM V.I. Value Fund, Fidelity VIP Growth Portfolio, Fidelity VIP High Income Portfolio, Fidelity VIP Equity Income Portfolio, Fidelity VIP Overseas Portfolio, Fidelity VIP II Contrafund Portfolio, Fidelity VIP II Index 500 Portfolio, MFS World Government Series, MFS Money Market Series, MFS Bond Series, MFS Total Return Series, MFS Research Series, MFS Emerging Growth Series, Salomon Brothers Institutional Money Market Fund, Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers International Equity Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Large Cap Growth Fund, Salomon Brothers Balanced Fund, Salomon Brothers Asia Growth Fund, Salomon Brothers Capital Fund Inc, Salomon Brothers Investors Value Fund Inc, Salomon Brothers Opportunity Fund Inc, Salomon Brothers Institutional High Yield Bond Fund, Salomon Brothers Institutional Emerging Markets Debt Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund, Salomon Brothers Variable Asia Growth Fund, and Salomon Brothers Variable Small Cap Fund.

         (b) The information required by this Item 27 with respect to each director and officer of CFBDS is incorporated by reference to Schedule A of Form BD filed by CFBDS pursuant to the Securities and Exchange Act of 1934 (File No.8-32417).

         (c) Not applicable.

Item 28.  Location of Accounts and Records.

      The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

   NAME                                       ADDRESS

   CFBDS, Inc.                                21 Milk Street
   (subadministrator and distributor)         Boston, MA 02109

   State Street Bank and Trust Company        1776 Heritage Drive
   (transfer agent and custodian)             North Quincy, MA 02171

   Citibank, N.A.                             153 East 53rd Street
   (manager)                                  New York, NY 10043



Item 29.  Management Services.

      Not applicable.


Item 30.  Undertakings.

      Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 28th day of February, 2000.

                                          CITIFUNDS TRUST I

                                          By Philip W. Coolidge
                                             ---------------------------------
                                             Philip W. Coolidge
                                             President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on February 28, 2000.

              Signature                               Title
              ---------                               -----

   Philip W. Coolidge                  President, Principal Executive
   ----------------------------        Officer and Trustee
   Philip W. Coolidge

   Linwood C. Downs                    Principal Financial Officer and
   ----------------------------        Principal Accounting Officer
   Linwood C. Downs

   Riley C. Gilley*                    Trustee
   ----------------------------
   Riley C. Gilley

   Diana R. Harrington*                Trustee
   ----------------------------
   Diana R. Harrington

   Susan B. Kerley*                    Trustee
   ----------------------------
   Susan B. Kerley

   Heath B. McLendon*                  Trustee
   ----------------------------
   Heath B. McLendon

   C. Oscar Morong, Jr.*               Trustee
   ----------------------------
   C. Oscar Morong, Jr.

   E. Kirby Warren*                    Trustee
   ----------------------------
   E. Kirby Warren

  *By: Philip W. Coolidge
      -------------------------
      Philip W. Coolidge
      Executed by Philip W. Coolidge
      on behalf of those indicated
      pursuant to Powers of Attorney.

                                  EXHIBIT INDEX

Exhibit
No.:      Description:

a(2)      Amendment to the Declaration of Trust of the Registrant
j         Independent Auditors' Consent
g(2) Letter Agreement regarding Custodian Contract between the Registrant and State Street